AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT FINANCIAL STATEMENTS

December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American National Insurance Company and
Policyholders of American National Variable Life Separate Account
Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of American National Variable Life Separate Account (the “Account”) listed in Appendix A, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year or period ended December 31, 2019 was audited by other auditors whose report, dated April 20, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the Account’s fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas
April 23, 2024

We have served as the auditor of American National Variable Life Separate Account since 2020.

Subaccount	Statements of Net Assets as of	Statements of Operations for the	Statements Of Changes in Net Assets for the	Financial Highlights for the
Alger Balanced Portfolio - Class I-2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Alger Capital Appreciation Portfolio - Class I-2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Alger Growth & Income Portfolio - Class I-2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Alger Large Cap Growth Portfolio - Class I-2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Alger Mid Cap Growth Portfolio - Class I-2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Alger Small Cap Growth Portfolio - Class I-2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Federated Hermes Fund for U.S. Government Securities II	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Federated Hermes High Income Bond Fund II - Primary Shares	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Federated Hermes Kaufmann Fund II - Primary Shares	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Federated Hermes Managed Volatility Fund II - Primary Shares	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Federated Hermes Quality Bond Fund II - Primary Shares	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Asset Manager Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Balanced Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Contrafund Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Contrafund Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Equity-Income Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Equity-Income Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Government Money Market Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Government Money Market Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Growth - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Growth and Income - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Growth and Income - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Growth Opportunities Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP High Income - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Index 500 Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Index 500 Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Mid Cap Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Mid Cap Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Overseas Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Value Portfolio - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Fidelity VIP Value Strategies - Service Class 2	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Invesco V.I. Discovery Mid Cap Growth Fund	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Three Years Ended December 31, 2023 and Period from April 30, 2020* to December 31, 2020
Invesco V.I. Diversified Dividend Fund - Series I	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Invesco V.I. Health Care Fund - Series I	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Invesco V.I. Global Real Estate Fund - Series I	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Invesco V.I. Managed Volatility Fund - Series I	-	-	-	Period from January 1, 2021 to April 30, 2021# and Year Ended December 31, 2020
Invesco V.I. Equity and Income Fund	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Two Years ended December 31, 2023 and Period from April 30, 2021* to December 31, 2021
Invesco V.I. Small Cap Equity Fund - Series I	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
Invesco V.I. Technology Fund - Series I	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
MFS Core Equity Portfolio - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
MFS Growth Series - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
MFS Investors Trust Series - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
MFS Research Series - Initial Class	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
T. Rowe Price Equity Income Portfolio	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
T. Rowe Price International Stock Portfolio	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
T. Rowe Price Limited-Term Bond Portfolio	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023
T. Rowe Price Mid-Cap Growth Portfolio	December 31, 2023	Year Ended December 31, 2023	Two Years Ended December 31, 2023	Four Years Ended December 31, 2023

* Date represents commencement of operations.
# Date represents liquidation of operations.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Alger Balanced Portfolio - Class I-2	Alger Capital Appreciation Portfolio - Class I-2	Alger Growth & Income Portfolio - Class I-2	Alger Large Cap Growth Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2
ASSETS
Investments, at fair value	$2,207	$7,048	$2,080	$3,000	$4,042
Total assets	$2,207	$7,048	$2,080	$3,000	$4,042

NET ASSETS
Accumulation units	$2,207	$7,048	$2,080	$3,000	$4,042
Total net assets	$2,207	$7,048	$2,080	$3,000	$4,042

Units Outstanding	661,870	877,765	452,052	626,992	922,549

FUND SHARE INFORMATION
Number of shares	116,579	90,103	75,881	48,060	239,892
Cost of investment	$1,908	$7,129	$1,785	$3,436	$5,256

UNIT VALUE
Lowest	$2.70	$5.29	$3.52	$3.41	$3.36
Highest	$3.35	$8.10	$4.63	$4.82	$4.42

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Alger Balanced Portfolio - Class I-2	Alger Capital Appreciation Portfolio - Class I-2	Alger Growth & Income Portfolio - Class I-2	Alger Large Cap Growth Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2
NET INVESTMENT INCOME/(LOSS)
Dividends	$30	$—	$26	$—	$—
Mortality and expense charge	(1)	(10)	(2)	(2)	(2)
Net investment income/(loss)	$29	$(10)	$24	$(2)	$(2)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$19	$(524)	$128	$(127)	$(262)
Change in unrealized gains/(losses)	284	2,742	253	920	1,045
Net realized and change in unrealized gains/(losses) on investments	303	2,218	381	793	783
Increase/(decrease) in net assets from operations	$332	$2,208	$405	$791	$781

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statements of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Alger Small Cap Growth Portfolio - Class I-2	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
ASSETS
Investments, at fair value	$2,113	$267	$1,076	$977	$489
Total assets	$2,113	$267	$1,076	$977	$489

NET ASSETS
Accumulation units	$2,113	$267	$1,076	$977	$489
Total net assets	$2,113	$267	$1,076	$977	$489

Units Outstanding	407,046	193,443	303,214	216,688	179,659

FUND SHARE INFORMATION
Number of shares	$127,838	$28,558	$190,053	$56,123	$54,213
Cost of investment	$3,636	$297	$1,095	$1,000	$542

UNIT VALUE
Lowest	$4.06	$1.20	$3.04	$3.59	$2.29
Highest	$5.27	$1.39	$3.56	$4.54	$2.75

American National Variable Life Separate Account
Statements of Operations
Year ended December 31, 2023

	Alger Small Cap Growth Portfolio - Class I-2	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
NET INVESTMENT INCOME/(LOSS)
Dividends	$—	$6	$62	$—	$9
Mortality and expense charge	—	—	(1)	(1)	(1)
Net investment income/(loss)	$—	$6	$61	$(1)	$8
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$(75)	$(5)	$(38)	$(72)	$(13)
Change in unrealized gains/(losses)	379	9	102	202	43
Net realized and change in unrealized gains/(losses) on investments	304	4	64	130	30
Increase/(decrease) in net assets from operations	$304	$10	$125	$129	$38

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Fidelity VIP Asset Manager Portfolio - Initial Class	Fidelity VIP Balanced Portfolio - Initial Class	Fidelity VIP Contrafund Portfolio - Initial Class
ASSETS
Investments, at fair value	$191	$950	$671	$1,783	$18,570
Total assets	$191	$950	$671	$1,783	$18,570

NET ASSETS
Accumulation units	$191	$950	$671	$1,783	$18,570
Total net assets	$191	$950	$671	$1,783	$18,570

Units Outstanding	109,344	275,858	179,159	451,924	1,845,198

FUND SHARE INFORMATION
Number of shares	18,853	44,378	42,896	79,888	381,873
Cost of investment	$189	$810	$655	$1,483	$13,872

UNIT VALUE
Lowest	$1.57	$2.62	$2.45	$3.14	$6.18
Highest	$1.77	$44.66	$4.46	$62.14	$166.47

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Fidelity VIP Asset Manager Portfolio - Initial Class	Fidelity VIP Balanced Portfolio - Initial Class	Fidelity VIP Contrafund Portfolio - Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends	$5	$16	$15	$29	$83
Mortality and expense charge	(1)	(10)	(7)	(19)	(188)
Net investment income/(loss)	$4	$6	$8	$10	$(105)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$(13)	$17	$5	$72	$1,283
Change in unrealized gains/(losses)	19	103	65	221	3,472
Net realized and change in unrealized gains/(losses) on investments	6	120	70	293	4,755
Increase/(decrease) in net assets from operations	$10	$126	$78	$303	$4,650

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Fidelity VIP Contrafund Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Initial Class	Fidelity VIP Government Money Market Portfolio - Service Class 2
ASSETS
Investments, at fair value	$22,806	$5,223	$1,493	$8,491	$4,686
Total assets	$22,806	$5,223	$1,493	$8,491	$4,686

NET ASSETS
Accumulation units	$22,806	$5,223	$1,493	$8,491	$4,686
Total net assets	$22,806	$5,223	$1,493	$8,491	$4,686

Units Outstanding	3,158,226	824,986	424,079	6,693,135	4,451,065

FUND SHARE INFORMATION
Number of shares	486,998	210,171	62,455	8,491,210	4,685,815
Cost of investment	$20,191	$4,718	$1,462	$8,491	$4,688

UNIT VALUE
Lowest	$5.15	$3.85	$2.95	$1.14	$0.96
Highest	$7.28	$101.26	$3.54	$1.59	$1.05

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Fidelity VIP Contrafund Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Initial Class	Fidelity VIP Government Money Market Portfolio - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$54	$96	$25	$400	$203
Mortality and expense charge	(22)	(52)	(1)	(96)	(2)
Net investment income/(loss)	$32	$44	$24	$304	$201
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$1,626	$161	$51	$—	$—
Change in unrealized gains/(losses)	4,221	254	65	—	—
Net realized and change in unrealized gains/(losses) on investments	5,847	415	116	—	—
Increase/(decrease) in net assets from operations	$5,879	$459	$140	$304	$201

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Fidelity VIP Growth - Initial Class	Fidelity VIP Growth and Income - Initial Class	Fidelity VIP Growth and Income - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Initial Class	Fidelity VIP Growth Opportunities Portfolio - Service Class 2
ASSETS
Investments, at fair value	$25,166	$1,606	$1,021	$5,202	$4,739
Total assets	$25,166	$1,606	$1,021	$5,202	$4,739

NET ASSETS
Accumulation units	$25,166	$1,606	$1,021	$5,202	$4,739
Total net assets	$25,166	$1,606	$1,021	$5,202	$4,739

Units Outstanding	2,785,485	367,991	227,441	819,082	604,175

FUND SHARE INFORMATION
Number of shares	270,316	59,385	39,106	87,047	81,726
Cost of investment	$20,247	$1,434	$921	$4,098	$4,509

UNIT VALUE
Lowest	$5.15	$3.36	$3.68	$3.47	$5.05
Highest	$240.41	$68.22	$4.59	$123.64	$7.94

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Fidelity VIP Growth - Initial Class	Fidelity VIP Growth and Income - Initial Class	Fidelity VIP Growth and Income - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Initial Class	Fidelity VIP Growth Opportunities Portfolio - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$30	$25	$14	$—	$—
Mortality and expense charge	(256)	(20)	(3)	(55)	(3)
Net investment income/(loss)	$(226)	$5	$11	$(55)	$(3)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$2,878	$256	$88	$225	$128
Change in unrealized gains/(losses)	4,295	(2)	61	1,482	1,422
Net realized and change in unrealized gains/(losses) on investments	7,173	254	149	1,707	1,550
Increase/(decrease) in net assets from operations	$6,947	$259	$160	$1,652	$1,547

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Fidelity VIP High Income - Initial Class	Fidelity VIP Index 500 Portfolio - Initial Class	Fidelity VIP Index 500 Portfolio - Service Class 2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
ASSETS
Investments, at fair value	$599	$28,752	$18,203	$636	$451
Total assets	$599	$28,752	$18,203	$636	$451

NET ASSETS
Accumulation units	$599	$28,752	$18,203	$636	$451
Total net assets	$599	$28,752	$18,203	$636	$451

Units Outstanding	258,967	4,015,942	3,370,869	262,391	274,077

FUND SHARE INFORMATION
Number of shares	130,213	62,263	39,983	56,908	41,643
Cost of investment	$676	$12,415	$13,839	$723	$488

UNIT VALUE
Lowest	$1.82	$4.36	$4.08	$1.88	$1.44
Highest	$23.34	$761.53	$5.43	$27.77	$1.66

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Fidelity VIP High Income - Initial Class	Fidelity VIP Index 500 Portfolio - Initial Class	Fidelity VIP Index 500 Portfolio - Service Class 2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$33	$388	$210	$16	$11
Mortality and expense charge	(7)	(292)	(10)	(7)	(1)
Net investment income/(loss)	$26	$96	$200	$9	$10
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$(17)	$1,815	$857	$(12)	$(44)
Change in unrealized gains/(losses)	43	3,962	2,758	35	60
Net realized and change in unrealized gains/(losses) on investments	26	5,777	3,615	23	16
Increase/(decrease) in net assets from operations	$52	$5,873	$3,815	$32	$26

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Fidelity VIP Mid Cap Portfolio - Initial Class	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Overseas Portfolio - Initial Class	Fidelity VIP Value Portfolio - Service Class 2	Fidelity VIP Value Strategies - Service Class 2
ASSETS
Investments, at fair value	$14,765	$30,416	$1,610	$518	$958
Total assets	$14,765	$30,416	$1,610	$518	$958

NET ASSETS
Accumulation units	$14,765	$30,416	$1,610	$518	$958
Total net assets	$14,765	$30,416	$1,610	$518	$958

Units Outstanding	1,378,612	4,269,914	488,102	125,267	206,961

FUND SHARE INFORMATION
Number of shares	405,182	876,796	62,351	27,732	57,169
Cost of investment	$14,057	$30,024	$1,302	$501	$860

UNIT VALUE
Lowest	$8.68	$5.77	$2.27	$3.16	$3.49
Highest	$131.10	$7.21	$52.44	$4.19	$4.68

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Fidelity VIP Mid Cap Portfolio - Initial Class	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Overseas Portfolio - Initial Class	Fidelity VIP Value Portfolio - Service Class 2	Fidelity VIP Value Strategies - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$84	$111	$16	$5	$8
Mortality and expense charge	(164)	(29)	(16)	(1)	(1)
Net investment income/(loss)	$(80)	$82	$—	$4	$7
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$366	$969	$48	$29	$78
Change in unrealized gains/(losses)	1,533	2,937	219	53	97
Net realized and change in unrealized gains/(losses) on investments	1,899	3,906	267	82	175
Increase/(decrease) in net assets from operations	$1,819	$3,988	$267	$86	$182

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Invesco V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Equity and Income Fund	Invesco V.I. Health Care Fund - Series I	Invesco V.I. Global Real Estate Fund - Series I
ASSETS
Investments, at fair value	$91	$502	$2,042	$1,056	$2,402
Total assets	$91	$502	$2,042	$1,056	$2,402

NET ASSETS
Accumulation units	$91	$502	$2,042	$1,056	$2,402
Total net assets	$91	$502	$2,042	$1,056	$2,402

Units Outstanding	3,139	6,706	628,813	264,859	592,712

FUND SHARE INFORMATION
Number of shares	1,455	20,722	123,912	40,739	171,833
Cost of investment	$98	$532	$2,267	$1,150	$2,612

UNIT VALUE
Lowest	$23.36	$62.22	$2.74	$3.41	$3.17
Highest	$29.36	$75.37	$3.26	$4.00	$4.19

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Invesco V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Equity and Income Fund	Invesco V.I. Health Care Fund - Series I	Invesco V.I. Global Real Estate Fund - Series I
NET INVESTMENT INCOME/(LOSS)
Dividends	$—	$10	$40	$—	$33
Mortality and expense charge	—	(1)	(1)	(1)	(2)
Net investment income/(loss)	$—	$9	$39	$(1)	$31
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$(13)	$38	$(16)	$(33)	$(116)
Change in unrealized gains/(losses)	25	(2)	173	63	282
Net realized and change in unrealized gains/(losses) on investments	12	36	157	30	166
Increase/(decrease) in net assets from operations	$12	$45	$196	$29	$197

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	Invesco V.I. Small Cap Equity Fund - Series I	Invesco V.I. Technology Fund - Series I	MFS Core Equity Portfolio - Initial Class	MFS Growth Series - Initial Class	MFS Investors Trust Series - Initial Class
ASSETS
Investments, at fair value	$598	$1,405	$284	$1,447	$366
Total assets	$598	$1,405	$284	$1,447	$366

NET ASSETS
Accumulation units	598	1,405	284	1,447	366
Total net assets	$598	$1,405	$284	$1,447	$366

Units Outstanding	151,763	351,048	4,544	208,720	72,461

FUND SHARE INFORMATION
Number of shares	34,746	75,945	10,247	24,008	10,156
Cost of investment	$618	$1,562	$253	1,473	$349

UNIT VALUE
Lowest	$3.20	$2.55	$48.07	$4.83	$3.97
Highest	$4.02	$4.05	$62.58	$6.98	$5.06

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	Invesco V.I. Small Cap Equity Fund - Series I	Invesco V.I. Technology Fund - Series I	MFS Core Equity Portfolio - Initial Class	MFS Growth Series - Initial Class	MFS Investors Trust Series - Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends	$—	$—	$1	$—	$3
Mortality and expense charge	(1)	(1)	—	(1)	—
Net investment income/(loss)	$(1)	$(1)	$1	$(1)	$3
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$(23)	$(244)	$14	$89	$30
Change in unrealized gains/(losses)	118	730	41	306	29
Net realized and change in unrealized gains/(losses) on investments	95	486	55	395	59
Increase/(decrease) in net assets from operations	$94	$485	$56	$394	$62

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Net Assets
As of December 31, 2023
(Amounts in thousands except for unit and share information)

	MFS Research Series - Initial Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Mid-Cap Growth Portfolio
ASSETS
Investments, at fair value	$179	$14,114	$4,524	$1,176	$9,599
Total assets	$179	$14,114	$4,524	$1,176	$9,599

NET ASSETS
Accumulation units	$179	$14,114	$4,524	$1,176	$9,599
Total net assets	$179	$14,114	$4,524	$1,176	$9,599

Units Outstanding	32,133	3,238,563	1,708,460	765,598	871,744

FUND SHARE INFORMATION
Number of shares	5,584	508,423	301,402	252,452	329,737
Cost of investment	$163	$13,894	$4,533	$1,210	$9,400

UNIT VALUE
Lowest	$4.31	$3.47	$1.77	$1.40	$6.64
Highest	$5.62	$78.75	$30.64	$1.54	$131.41

American National Variable Life Separate Account
Statement of Operations
Year ended December 31, 2023

	MFS Research Series - Initial Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Mid-Cap Growth Portfolio
NET INVESTMENT INCOME/(LOSS)
Dividends	$1	$286	$43	$38	$—
Mortality and expense charge	—	(37)	(15)	(1)	(76)
Net investment income/(loss)	$1	$249	$28	$37	$(76)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$9	$470	$(50)	$(5)	$540
Change in unrealized gains/(losses)	23	457	669	22	1,118
Net realized and change in unrealized gains/(losses) on investments	32	927	619	17	1,658
Increase/(decrease) in net assets from operations	$33	$1,176	$647	$54	$1,582

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Alger Balanced Portfolio - Class I-2	Alger Capital Appreciation Portfolio - Class I-2	Alger Growth & Income Portfolio - Class I-2	Alger Large Cap Growth Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$29	$(10)	$24	$(2)	$(2)
Net realized gains/(losses)	19	(524)	128	(127)	(262)
Change in unrealized gains/(losses)	284	2,742	253	920	1,045
Increase/(decrease) in net assets from operations	$332	$2,208	$405	$791	$781
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$120	$1,660	$228	$194	$432
Policy terminations/withdrawals and charges	(234)	(2,149)	(263)	(456)	(583)
Contract maintenance fees	(18)	(40)	(15)	(21)	(33)
Increase/(decrease) in net assets from policy transactions	$(132)	$(529)	$(50)	$(283)	$(184)

INCREASE/(DECREASE) IN NET ASSETS	$200	$1,679	$355	$508	$597
NET ASSETS AT BEGINNING OF PERIOD	2,007	5,369	1,725	2,492	3,445
NET ASSETS AT END OF PERIOD	$2,207	$7,048	$2,080	$3,000	$4,042

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Alger Small Cap Growth Portfolio - Class I-2	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$—	$6	$61	$(1)	$8
Net realized gains/(losses)	(75)	(5)	(38)	(72)	(13)
Change in unrealized gains/(losses)	379	9	102	202	43
Increase/(decrease) in net assets from operations	$304	$10	$125	$129	$38
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$95	$23	$222	$362	$41
Policy terminations/withdrawals and charges	(162)	(19)	(280)	(361)	(40)
Contract maintenance fees	(19)	(3)	(12)	(9)	(7)
Increase/(decrease) in net assets from policy transactions	$(86)	$1	$(70)	$(8)	$(6)

INCREASE/(DECREASE) IN NET ASSETS	$218	$11	$55	$121	$32
NET ASSETS AT BEGINNING OF PERIOD	1,895	256	1,021	856	457
NET ASSETS AT END OF PERIOD	$2,113	$267	$1,076	$977	$489

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Fidelity VIP Asset Manager Portfolio - Initial Class	Fidelity VIP Balanced Portfolio - Initial Class	Fidelity VIP Contrafund Portfolio - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$4	$6	$8	$10	$(105)
Net realized gains/(losses)	(13)	17	5	72	1,283
Change in unrealized gains/(losses)	19	103	65	221	3,472
Increase/(decrease) in net assets from operations	$10	$126	$78	$303	$4,650
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$89	$21	$15	$21	$296
Policy terminations/withdrawals and charges	(88)	(40)	(151)	(44)	(1,170)
Contract maintenance fees	(3)	(8)	(5)	(9)	(72)
Increase/(decrease) in net assets from policy transactions	$(2)	$(27)	$(141)	$(32)	$(946)

INCREASE/(DECREASE) IN NET ASSETS	$8	$99	$(63)	$271	$3,704
NET ASSETS AT BEGINNING OF PERIOD	183	851	734	1,512	14,866
NET ASSETS AT END OF PERIOD	$191	$950	$671	$1,783	$18,570

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Fidelity VIP Contrafund Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Initial Class	Fidelity VIP Government Money Market Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$32	$44	$24	$304	$201
Net realized gains/(losses)	1,626	161	51	—	—
Change in unrealized gains/(losses)	4,221	254	65	—	—
Increase/(decrease) in net assets from operations	$5,879	$459	$140	$304	$201
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$2,094	$119	$198	$1,569	$1,267
Policy terminations/withdrawals and charges	(3,493)	(328)	(282)	(873)	(1,113)
Contract maintenance fees	(137)	(30)	(15)	(75)	(62)
Increase/(decrease) in net assets from policy transactions	$(1,536)	$(239)	$(99)	$621	$92

INCREASE/(DECREASE) IN NET ASSETS	$4,343	$220	$41	$925	$293
NET ASSETS AT BEGINNING OF PERIOD	18,463	5,003	1,452	7,566	4,393
NET ASSETS AT END OF PERIOD	$22,806	$5,223	$1,493	$8,491	$4,686

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Fidelity VIP Growth - Initial Class	Fidelity VIP Growth and Income - Initial Class	Fidelity VIP Growth and Income - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Initial Class	Fidelity VIP Growth Opportunities Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(226)	$5	$11	$(55)	$(3)
Net realized gains/(losses)	2,878	256	88	225	128
Change in unrealized gains/(losses)	4,295	(2)	61	1,482	1,422
Increase/(decrease) in net assets from operations	$6,947	$259	$160	$1,652	$1,547
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$268	$81	$150	$156	$149
Policy terminations/withdrawals and charges	(2,814)	(602)	(205)	(446)	(517)
Contract maintenance fees	(83)	(12)	(11)	(23)	(25)
Increase/(decrease) in net assets from policy transactions	$(2,629)	$(533)	$(66)	$(313)	$(393)

INCREASE/(DECREASE) IN NET ASSETS	$4,318	$(274)	$94	$1,339	$1,154
NET ASSETS AT BEGINNING OF PERIOD	20,848	1,880	927	3,863	3,585
NET ASSETS AT END OF PERIOD	$25,166	$1,606	$1,021	$5,202	$4,739

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Fidelity VIP High Income - Initial Class	Fidelity VIP Index 500 Portfolio - Initial Class	Fidelity VIP Index 500 Portfolio - Service Class 2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$26	$96	$200	$9	$10
Net realized gains/(losses)	(17)	1,815	857	(12)	(44)
Change in unrealized gains/(losses)	43	3,962	2,758	35	60
Increase/(decrease) in net assets from operations	$52	$5,873	$3,815	$32	$26
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$19	$511	$1,212	$23	183
Policy terminations/withdrawals and charges	(49)	(1,859)	(1,986)	(66)	(211)
Contract maintenance fees	(6)	(106)	(94)	(7)	(8)
Increase/(decrease) in net assets from policy transactions	$(36)	$(1,454)	$(868)	$(50)	$(36)

INCREASE/(DECREASE) IN NET ASSETS	$16	$4,419	$2,947	$(18)	$(10)
NET ASSETS AT BEGINNING OF PERIOD	583	24,333	15,256	654	461
NET ASSETS AT END OF PERIOD	$599	$28,752	$18,203	$636	$451

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Fidelity VIP Mid Cap Portfolio - Initial Class	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Overseas Portfolio - Initial Class	Fidelity VIP Value Portfolio - Service Class 2	Fidelity VIP Value Strategies - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(80)	$82	$—	$4	$7
Net realized gains/(losses)	366	969	48	29	78
Change in unrealized gains/(losses)	1,533	2,937	219	53	97
Increase/(decrease) in net assets from operations	$1,819	$3,988	$267	$86	$182
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$231	$3,038	$53	$60	$55
Policy terminations/withdrawals and charges	(975)	(4,821)	(103)	(139)	(234)
Contract maintenance fees	(59)	(208)	(17)	(6)	(10)
Increase/(decrease) in net assets from policy transactions	$(803)	$(1,991)	$(67)	$(85)	$(189)

INCREASE/(DECREASE) IN NET ASSETS	$1,016	$1,997	$200	$1	$(7)
NET ASSETS AT BEGINNING OF PERIOD	13,749	28,419	1,410	517	965
NET ASSETS AT END OF PERIOD	$14,765	$30,416	$1,610	$518	$958

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Invesco V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Equity and Income Fund	Invesco V.I. Health Care Fund - Series I	Invesco V.I. Global Real Estate Fund - Series I
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$—	$9	$39	$(1)	$31
Net realized gains/(losses)	(13)	38	(16)	(33)	(116)
Change in unrealized gains/(losses)	25	(2)	173	63	282
Increase/(decrease) in net assets from operations	$12	$45	$196	$29	$197
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$23	$16	$340	$163	$422
Policy terminations/withdrawals and charges	(41)	(152)	(485)	(237)	(398)
Contract maintenance fees	(2)	(5)	(24)	(12)	(36)
Increase/(decrease) in net assets from policy transactions	$(20)	$(141)	$(169)	$(86)	$(12)

INCREASE/(DECREASE) IN NET ASSETS	$(8)	$(96)	$27	$(57)	$185
NET ASSETS AT BEGINNING OF PERIOD	99	598	2,015	1,113	2,217
NET ASSETS AT END OF PERIOD	$91	$502	$2,042	$1,056	$2,402

*Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	Invesco V.I. Small Cap Equity Fund - Series I	Invesco V.I. Technology Fund - Series I	MFS Core Equity Portfolio - Initial Class	MFS Growth Series - Initial Class	MFS Investors Trust Series - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(1)	$(1)	$1	$(1)	$3
Net realized gains/(losses)	(23)	(244)	14	89	30
Change in unrealized gains/(losses)	118	730	41	306	29
Increase/(decrease) in net assets from operations	$94	$485	$56	$394	$62
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$127	$207	$2	$144	$85
Policy terminations/withdrawals and charges	(231)	(372)	(45)	(219)	(128)
Contract maintenance fees	(8)	(12)	(3)	(11)	(3)
Increase/(decrease) in net assets from policy transactions	$(112)	$(177)	$(46)	$(86)	$(46)

INCREASE/(DECREASE) IN NET ASSETS	$(18)	$308	$10	$308	$16
NET ASSETS AT BEGINNING OF PERIOD	616	1,097	274	1,139	350
NET ASSETS AT END OF PERIOD	$598	$1,405	$284	$1,447	$366

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2023
(Amounts in thousands)

	MFS Research Series - Initial Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Mid-Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$1	$249	$28	$37	$(76)
Net realized gains/(losses)	9	470	(50)	(5)	540
Change in unrealized gains/(losses)	23	457	669	22	1,118
Increase/(decrease) in net assets from operations	$33	$1,176	$647	$54	$1,582
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$6	$645	$828	$91	$189
Policy terminations/withdrawals and charges	(16)	(2,089)	(1,105)	(69)	(790)
Contract maintenance fees	(2)	(105)	(63)	(11)	(45)
Increase/(decrease) in net assets from policy transactions	$(12)	$(1,549)	$(340)	$11	$(646)

INCREASE/(DECREASE) IN NET ASSETS	$21	$(373)	$307	$65	$936
NET ASSETS AT BEGINNING OF PERIOD	158	14,487	4,217	1,111	8,663
NET ASSETS AT END OF PERIOD	$179	$14,114	$4,524	$1,176	$9,599

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Alger Balanced Portfolio - Class I-2	Alger Capital Appreciation Portfolio - Class I-2	Alger Growth & Income Portfolio - Class I-2	Alger Large Cap Growth Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$23	$(20)	$22	$(3)	$(6)
Net realized gains/(losses)	136	302	162	160	(364)
Change in unrealized gains/(losses)	(434)	(3,558)	(491)	(1,775)	(1,698)
Increase/(decrease) in net assets from operations	$(275)	$(3,276)	$(307)	$(1,618)	$(2,068)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$297	$1,048	$177	$218	$698
Policy terminations/withdrawals and charges	(391)	(1,495)	(160)	(335)	(938)
Contract maintenance fees	(19)	(48)	(16)	(26)	(36)
Increase/(decrease) in net assets from policy transactions	$(113)	$(495)	$1	$(143)	$(276)

INCREASE/(DECREASE) IN NET ASSETS	$(388)	$(3,771)	$(306)	$(1,761)	$(2,344)
NET ASSETS AT BEGINNING OF PERIOD	2,395	9,140	2,031	4,253	5,789
NET ASSETS AT END OF PERIOD	$2,007	$5,369	$1,725	$2,492	$3,445

See accompanying notes to the financial statements.
American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Alger Small Cap Growth Portfolio - Class I-2	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(1)	$5	$55	$(3)	$9
Net realized gains/(losses)	115	(5)	(38)	118	108
Change in unrealized gains/(losses)	(1,361)	(37)	(156)	(497)	(197)
Increase/(decrease) in net assets from operations	$(1,247)	$(37)	$(139)	$(382)	$(80)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$502	$45	$266	$174	$80
Policy terminations/withdrawals and charges	(679)	(38)	(268)	(197)	(124)
Contract maintenance fees	(18)	(4)	(16)	(9)	(7)
Increase/(decrease) in net assets from policy transactions	$(195)	$3	$(18)	$(32)	$(51)

INCREASE/(DECREASE) IN NET ASSETS	$(1,442)	$(34)	$(157)	$(414)	$(131)
NET ASSETS AT BEGINNING OF PERIOD	3,337	290	1,178	1,270	588
NET ASSETS AT END OF PERIOD	$1,895	$256	$1,021	$856	$457

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Fidelity VIP Asset Manager Portfolio - Initial Class	Fidelity VIP Balanced Portfolio - Initial Class	Fidelity VIP Contrafund Portfolio - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$4	$6	$8	$2	$(102)
Net realized gains/(losses)	(9)	102	47	129	1,513
Change in unrealized gains/(losses)	(18)	(303)	(204)	(496)	(7,154)
Increase/(decrease) in net assets from operations	$(23)	$(195)	$(149)	$(365)	$(5,743)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$71	$20	$35	$28	$380
Policy terminations/withdrawals and charges	(124)	(78)	(83)	(103)	(1,088)
Contract maintenance fees	(4)	(14)	(10)	(14)	(118)
Increase/(decrease) in net assets from policy transactions	$(57)	$(72)	$(58)	$(89)	$(826)

INCREASE/(DECREASE) IN NET ASSETS	$(80)	$(267)	$(207)	$(454)	$(6,569)
NET ASSETS AT BEGINNING OF PERIOD	263	1,118	941	1,966	21,435
NET ASSETS AT END OF PERIOD	$183	$851	$734	$1,512	$14,866

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Fidelity VIP Contrafund Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Initial Class	Fidelity VIP Government Money Market Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$12	$43	$22	$20	$52
Net realized gains/(losses)	1,864	222	118	—	—
Change in unrealized gains/(losses)	(8,774)	(613)	(224)	—	—
Increase/(decrease) in net assets from operations	$(6,898)	$(348)	$(84)	$20	$52
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$3,272	$192	$552	$359	$812
Policy terminations/withdrawals and charges	(3,866)	(588)	(545)	(524)	(665)
Contract maintenance fees	(169)	(55)	(18)	(125)	(66)
Increase/(decrease) in net assets from policy transactions	$(763)	$(451)	$(11)	$(290)	$81

INCREASE/(DECREASE) IN NET ASSETS	$(7,661)	$(799)	$(95)	$(270)	$133
NET ASSETS AT BEGINNING OF PERIOD	26,124	5,802	1,547	7,836	4,260
NET ASSETS AT END OF PERIOD	$18,463	$5,003	$1,452	$7,566	$4,393

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Fidelity VIP Growth - Initial Class	Fidelity VIP Growth and Income - Initial Class	Fidelity VIP Growth and Income - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Initial Class	Fidelity VIP Growth Opportunities Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(114)	$10	$10	$(57)	$(4)
Net realized gains/(losses)	3,155	98	59	1,399	991
Change in unrealized gains/(losses)	(10,401)	(243)	(124)	(3,947)	(3,272)
Increase/(decrease) in net assets from operations	$(7,360)	$(135)	$(55)	$(2,605)	$(2,285)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$191	$667	$176	$57	$370
Policy terminations/withdrawals and charges	(1,719)	(94)	(195)	(582)	(455)
Contract maintenance fees	(137)	(19)	(15)	(37)	(31)
Increase/(decrease) in net assets from policy transactions	$(1,665)	$554	$(34)	$(562)	$(116)

INCREASE/(DECREASE) IN NET ASSETS	$(9,025)	$419	$(89)	$(3,167)	$(2,401)
NET ASSETS AT BEGINNING OF PERIOD	29,873	1,461	1,016	7,030	5,986
NET ASSETS AT END OF PERIOD	$20,848	$1,880	$927	$3,863	$3,585

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Fidelity VIP High Income - Initial Class	Fidelity VIP Index 500 Portfolio - Initial Class	Fidelity VIP Index 500 Portfolio - Service Class 2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$24	$92	$179	$8	$8
Net realized gains/(losses)	(10)	1,634	1,326	24	19
Change in unrealized gains/(losses)	(97)	(7,756)	(5,048)	(145)	(98)
Increase/(decrease) in net assets from operations	$(83)	$(6,030)	$(3,543)	$(113)	$(71)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$25	$226	$2,311	$52	$60
Policy terminations/withdrawals and charges	(41)	(1,809)	(2,723)	(101)	(35)
Contract maintenance fees	(11)	(175)	(107)	(14)	(11)
Increase/(decrease) in net assets from policy transactions	$(27)	$(1,758)	$(519)	$(63)	$14

INCREASE/(DECREASE) IN NET ASSETS	$(110)	$(7,788)	$(4,062)	$(176)	$(57)
NET ASSETS AT BEGINNING OF PERIOD	693	32,121	19,318	830	518
NET ASSETS AT END OF PERIOD	$583	$24,333	$15,256	$654	$461
See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Fidelity VIP Mid Cap Portfolio - Initial Class	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Overseas Portfolio - Initial Class	Fidelity VIP Value Portfolio - Service Class 2	Fidelity VIP Value Strategies - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(99)	$24	$—	$4	$6
Net realized gains/(losses)	1,130	2,200	42	42	115
Change in unrealized gains/(losses)	(3,729)	(7,532)	(526)	(73)	(200)
Increase/(decrease) in net assets from operations	$(2,698)	$(5,308)	$(484)	$(27)	$(79)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$314	$4,244	$44	$168	$455
Policy terminations/withdrawals and charges	(1,377)	(5,671)	(53)	(166)	(435)
Contract maintenance fees	(100)	(249)	(29)	(7)	(12)
Increase/(decrease) in net assets from policy transactions	$(1,163)	$(1,676)	$(38)	$(5)	$8

INCREASE/(DECREASE) IN NET ASSETS	$(3,861)	$(6,984)	$(522)	$(32)	$(71)
NET ASSETS AT BEGINNING OF PERIOD	17,610	35,403	1,932	549	1,036
NET ASSETS AT END OF PERIOD	$13,749	$28,419	$1,410	$517	$965

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Invesco V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Equity and Income Fund	Invesco V.I. Health Care Fund - Series I	Invesco V.I. Global Real Estate Fund - Series I
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$—	$10	$33	$(2)	$69
Net realized gains/(losses)	34	75	249	160	(73)
Change in unrealized gains/(losses)	(92)	(97)	(452)	(342)	(779)
Increase/(decrease) in net assets from operations	$(58)	$(12)	$(170)	$(184)	$(783)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$16	$17	$445	$82	$547
Policy terminations/withdrawals and charges	(48)	(3)	(437)	(108)	(727)
Contract maintenance fees	(2)	(6)	(28)	(13)	(40)
Increase/(decrease) in net assets from policy transactions	$(34)	$8	$(20)	$(39)	$(220)

INCREASE/(DECREASE) IN NET ASSETS	$(92)	$(4)	$(190)	$(223)	$(1,003)
NET ASSETS AT BEGINNING OF PERIOD	191	602	2,205	1,336	3,220
NET ASSETS AT END OF PERIOD	$99	$598	$2,015	$1,113	$2,217
* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	Invesco V.I. Small Cap Equity Fund - Series I	Invesco V.I. Technology Fund - Series I	MFS Core Equity Portfolio - Initial Class	MFS Growth Series - Initial Class	MFS Investors Trust Series - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(2)	$(2)	$1	$(2)	$1
Net realized gains/(losses)	113	503	36	172	66
Change in unrealized gains/(losses)	(274)	(1,230)	(96)	(719)	(139)
Increase/(decrease) in net assets from operations	$(163)	$(729)	$(59)	$(549)	$(72)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$89	$311	$14	$148	$60
Policy terminations/withdrawals and charges	(78)	(300)	(27)	(178)	(63)
Contract maintenance fees	(10)	(15)	(3)	(14)	(4)
Increase/(decrease) in net assets from policy transactions	$1	$(4)	$(16)	$(44)	$(7)

INCREASE/(DECREASE) IN NET ASSETS	$(162)	$(733)	$(75)	$(593)	$(79)
NET ASSETS AT BEGINNING OF PERIOD	778	1,830	349	1,732	429
NET ASSETS AT END OF PERIOD	$616	$1,097	$274	$1,139	$350

See accompanying notes to the financial statements.

American National Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2022
(Amounts in thousands)

	MFS Research Series - Initial Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Mid-Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$1	$228	$13	$22	$(78)
Net realized gains/(losses)	24	893	(32)	(8)	265
Change in unrealized gains/(losses)	(58)	(1,714)	(833)	(72)	(2,931)
Increase/(decrease) in net assets from operations	$(33)	$(593)	$(852)	$(58)	$(2,744)
INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	$11	$2,604	$913	$359	$349
Policy terminations/withdrawals and charges	(13)	(2,503)	(1,021)	(452)	(835)
Contract maintenance fees	(3)	(125)	(84)	(13)	$(66)
Increase/(decrease) in net assets from policy transactions	$(5)	$(24)	$(192)	$(106)	$(552)

INCREASE/(DECREASE) IN NET ASSETS	$(38)	$(617)	$(1,044)	$(164)	$(3,296)
NET ASSETS AT BEGINNING OF PERIOD	196	15,104	5,261	1,275	11,959
NET ASSETS AT END OF PERIOD	$158	$14,487	$4,217	$1,111	$8,663

See accompanying notes to the financial statements.

(1)       ORGANIZATION

American National Variable Life Separate Account (“the Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“the Sponsor”).  The Separate Account began operations on February 20, 1991. The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended, as a unit investment trust.
The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support the following variable life products issued by the Sponsor.

Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Investrac Survivor Variable Universal Life
WealthQuest III Variable Universal Life

These financial statements report the results of the subaccounts for the various variable life products. As of  December 31, 2023, there are 50 active subaccounts within the Separate Account, although not all subaccounts are offered in each product.

Alger Balanced Portfolio - Class I-2	Fidelity VIP High Income - Initial Class
Alger Capital Appreciation Portfolio - Class I-2	Fidelity VIP Index 500 Portfolio - Initial Class
Alger Growth & Income Portfolio - Class I-2	Fidelity VIP Index 500 Portfolio - Service Class 2
Alger Large Cap Growth Portfolio - Class I-2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class
Alger Mid Cap Growth Portfolio - Class I-2	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
Alger Small Cap Growth Portfolio - Class I-2	Fidelity VIP Mid Cap Portfolio - Initial Class
Federated Hermes Fund for U.S. Government Securities II	Fidelity VIP Mid Cap Portfolio - Service Class 2
Federated Hermes High Income Bond Fund II - Primary Shares	Fidelity VIP Overseas Portfolio - Initial Class
Federated Hermes Kaufmann Fund II - Primary Shares	Fidelity VIP Value Portfolio - Service Class 2
Federated Hermes Managed Volatility Fund II - Primary Shares	Fidelity VIP Value Strategies - Service Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	Invesco V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Invesco V.I. Diversified Dividend Fund - Series I
Fidelity VIP Asset Manager Portfolio - Initial Class	Invesco V.I. Equity and Income Fund
Fidelity VIP Balanced Portfolio - Initial Class	Invesco V.I. Health Care Fund - Series I
Fidelity VIP Contrafund Portfolio - Initial Class	Invesco V.I. Global Real Estate Fund - Series I
Fidelity VIP Contrafund Portfolio - Service Class 2	Invesco V.I. Small Cap Equity Fund - Series I
Fidelity VIP Equity-Income Portfolio - Initial Class	Invesco V.I. Technology Fund - Series I
Fidelity VIP Equity-Income Portfolio - Service Class 2	MFS Core Equity Portfolio - Initial Class
Fidelity VIP Government Money Market Portfolio - Initial Class	MFS Growth Series - Initial Class
Fidelity VIP Government Money Market Portfolio - Service Class 2	MFS Investors Trust Series - Initial Class
Fidelity VIP Growth - Initial Class	MFS Research Series - Initial Class
Fidelity VIP Growth and Income - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity VIP Growth and Income - Service Class 2	T. Rowe Price International Stock Portfolio
Fidelity VIP Growth Opportunities Portfolio - Initial Class	T. Rowe Price Limited-Term Bond Portfolio
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	T. Rowe Price Mid-Cap Growth Portfolio

Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Hermes Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trusts, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946.

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments - Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:
Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2
Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes - The operations of the Separate Account form part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

(3)       SHARES PURCHASES AND SALES

For the year ended December 31, 2023, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):
Sub-account	Purchases	Sales
Alger Balanced Portfolio - Class I-2	$120	$235
Alger Capital Appreciation Portfolio - Class I-2	1,660	2,151
Alger Growth & Income Portfolio - Class I-2	228	263
Alger Large Cap Growth Portfolio - Class I-2	194	456
Alger Mid Cap Growth Portfolio - Class I-2	432	583
Alger Small Cap Growth Portfolio - Class I-2	95	161
Federated Hermes Fund for U.S. Government Securities II	23	19
Federated Hermes High Income Bond Fund II - Primary Shares	222	280
Federated Hermes Kaufmann Fund II - Primary Shares	362	361
Federated Hermes Managed Volatility Fund II - Primary Shares	41	40
Federated Hermes Quality Bond Fund II - Primary Shares	89	88
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	21	40
Fidelity VIP Asset Manager Portfolio - Initial Class	15	152
Fidelity VIP Balanced Portfolio - Initial Class	21	45
Fidelity VIP Contrafund Portfolio - Initial Class	296	1,169
Fidelity VIP Contrafund Portfolio - Service Class 2	2,094	3,493
Fidelity VIP Equity-Income Portfolio - Initial Class	119	329
Fidelity VIP Equity-Income Portfolio - Service Class 2	198	282
Fidelity VIP Government Money Market Portfolio - Initial Class	1,569	873
Fidelity VIP Government Money Market Portfolio - Service Class 2	1,267	1,113
Fidelity VIP Growth - Initial Class	268	2,814
Fidelity VIP Growth and Income - Initial Class	81	601
Fidelity VIP Growth and Income - Service Class 2	150	206
Fidelity VIP Growth Opportunities Portfolio - Initial Class	156	448
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	149	517
Fidelity VIP High Income - Initial Class	19	49
Fidelity VIP Index 500 Portfolio - Initial Class	511	1,858
Fidelity VIP Index 500 Portfolio - Service Class 2	1,212	1,987
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	23	66
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	183	210
Fidelity VIP Mid Cap Portfolio - Initial Class	231	975
Fidelity VIP Mid Cap Portfolio - Service Class 2	3,038	4,821
Fidelity VIP Overseas Portfolio - Initial Class	53	101
Fidelity VIP Value Portfolio - Service Class 2	60	140
Fidelity VIP Value Strategies - Service Class 2	55	234
Invesco V.I. Discovery Mid Cap Growth Fund*	23	40
Invesco V.I. Diversified Dividend Fund - Series I	16	152
Invesco V.I. Equity and Income Fund	340	485
Invesco V.I. Health Care Fund - Series I	163	237
Invesco V.I. Global Real Estate Fund - Series I	422	398
Invesco V.I. Small Cap Equity Fund - Series I	127	232
Invesco V.I. Technology Fund - Series I	207	371
MFS Core Equity Portfolio - Initial Class	2	46
MFS Growth Series - Initial Class	144	219
MFS Investors Trust Series - Initial Class	85	128
MFS Research Series - Initial Class	6	16
T. Rowe Price Equity Income Portfolio	645	2,089
T. Rowe Price International Stock Portfolio	828	1,105
T. Rowe Price Limited-Term Bond Portfolio	91	70
T. Rowe Price Mid-Cap Growth Portfolio	189	790
Grand Total	$18,543	$33,538

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

(4)       POLICY CHARGES AND DEDUCTIONS
Mortality and Expense Risk Charges - The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges - A monthly charge to the accumulated value is deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Variable Universal Life	$5.00
WealthQuest III Variable Universal Life	$7.50

The monthly charge and monthly maintenance fee are imposed directly and charged directly to the contract owner accounts through the redemption of units.

Surrender Charge - A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits. The surrender charge is imposed directly to the contract owner accounts through the redemption of units.

Transfer Charge - After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, Investrac Advantage Variable Universal Life, and Survivorship Variable Universal Life, which imposes a $10 transfer fee. The transfer charge is imposed directly to the contract owner accounts through the redemption of units.

Premium Charge - Premium loads vary by product as follows:
Investrac Gold Variable Universal Life - a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.
Investrac Advantage Variable Universal Life - no sales charges or loads.
Survivorship Variable Universal Life - up to a 3% sales charge.
WealthQuest III Variable Universal Life - up to a 6% sales charge.
The premium charge is imposed directly to the contract owner accounts through the redemption of units.

(5) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 4).  Differences in fee structures result in a variety of expense ratios and total returns. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratio:

		Units		Unit Value	Net Assets		Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio - Class I-2
December 31,	2023	662		3.33	2,207		1.81	0.70	17.46
December 31,	2022	707		2.84	2,007		5.72	0.70	(11.13)
December 31,	2021	750		3.19	2,395		3.78	0.70	18.30
December 31,	2020	779		2.70	2,103		1.73	0.70	9.76
December 31,	2019	801		2.46	1,958		4.06	0.70	19.42
Alger Capital Appreciation Portfolio - Class I-2
December 31,	2023	878		8.03	7,048		—	0.70	44.51
December 31,	2022	966		5.56	5,369		8.31	0.70	(36.32)
December 31,	2021	1,048		8.72	9,140		21.64	0.70	19.02
December 31,	2020	1,104		7.33	8,095		15.10	0.70	39.43
December 31,	2019	1,179		5.26	6,112		12.11	0.70	34.87
Alger Growth & Income Portfolio - Class I-2
December 31,	2023	452		4.60	2,080		4.60	0.70	24.45
December 31,	2022	467		3.70	1,725		8.59	0.70	(14.83)
December 31,	2021	468		4.34	2,031		8.65	0.70	31.15
December 31,	2020	487		3.31	1,610		1.92	0.70	13.75
December 31,	2019	508		2.91	1,462		10.95	0.70	29.33
Alger Large Cap Growth Portfolio - Class I-2
December 31,	2023	627		4.78	3,000		—	0.70	32.88
December 31,	2022	692		3.60	2,492		4.99	0.70	(38.53)
December 31,	2021	726		5.86	4,253		22.24	0.70	12.01
December 31,	2020	787		5.23	4,116		16.93	0.70	65.51
December 31,	2019	813		3.16	2,544		2.05	0.70	28.98
Alger Mid Cap Growth Portfolio - Class I-2
December 31,	2023	923		4.38	4,042		—	0.70	23.67
December 31,	2022	972		3.54	3,445		3.25	0.70	(35.79)
December 31,	2021	1,049		5.52	5,789		32.94	0.70	4.30
December 31,	2020	1,147		5.29	6,069		14.51	0.70	62.82
December 31,	2019	1,228		3.25	3,945		12.04	0.70	31.58
Alger Small Cap Growth Portfolio - Class I-2
December 31,	2023	407		5.19	2,113		—	0.70	16.48
December 31,	2022	425		4.46	1,895		18.87	0.70	(37.60)
December 31,	2021	467		7.14	3,337		28.78	0.70	(5.52)
December 31,	2020	510		7.56	3,855		8.23	0.70	65.08
December 31,	2019	560		4.58	2,528		5.75	0.70	30.48
Federated Hermes Fund for U.S. Government Securities II
December 31,	2023	193		1.38	267		2.49	0.70	4.41
December 31,	2022	193		1.32	256		1.83	0.70	(12.24)
December 31,	2021	193		1.51	290		1.89	0.70	(0.89)
December 31,	2020	138		1.52	209		2.42	0.70	2.77
December 31,	2019	137		1.48	199		2.33	0.70	6.47
Federated Hermes High Income Bond Fund II - Primary Shares
December 31,	2023	303		3.55	1,076		5.85	0.70	13.55
December 31,	2022	327		3.12	1,021		5.51	0.70	(11.21)
December 31,	2021	335		3.52	1,178		4.57	0.70	5.03
December 31,	2020	328		3.35	1,100		5.97	0.70	3.74
December 31,	2019	355		3.23	1,128		6.29	0.70	14.54

(5) FINANCIAL HIGHLIGHTS (CONTINUED)

		Units		Unit Value	Net Assets		Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated Hermes Kaufmann Fund II - Primary Shares
December 31,	2023	217		4.51	977		—	0.70	17.16
December 31,	2022	223		3.85	856		12.51	0.70	(29.81)
December 31,	2021	232		5.48	1,270		6.67	0.70	2.24
December 31,	2020	235		5.36	1,259		9.26	0.70	26.42
December 31,	2019	245		4.24	1,022		9.25	0.70	33.75
Federated Hermes Managed Volatility Fund II - Primary Shares
December 31,	2023	180		2.72	489		1.85	0.70	8.88
December 31,	2022	183		2.50	457		25.71	0.70	(13.63)
December 31,	2021	203		2.89	588		1.75	0.70	18.62
December 31,	2020	203		2.44	496		2.60	0.70	—
December 31,	2019	207		2.44	501		2.24	0.70	20.20
Federated Hermes Quality Bond Fund II - Primary Shares
December 31,	2023	109		1.75	191		2.61	0.70	8.04
December 31,	2022	113		1.62	183		4.15	0.70	(9.38)
December 31,	2021	147		1.79	263		3.43	0.70	(1.34)
December 31,	2020	126		1.81	227		3.36	0.70	5.23
December 31,	2019	122		1.72	206		2.97	0.70	9.55
Fidelity VIP Asset Manager Growth Portfolio - Initial Class
December 31,	2023	276		5.00 to 3.01	950		1.82	0.90 to .125	15.33 to 14.93
December 31,	2022	285		4.33 to 2.62	851		8.21	0.90 to 1.25	(17.62) to (17.91)
December 31,	2021	310		5.26 to 3.19	1,118		2.73	0.90 to 1.25	12.86 to 12.37
December 31,	2020	338		4.66 to 2.84	1,113		2.54	0.90 to 1.25	16.21 to 15.92
December 31,	2019	357		2.45 to 34.80	1,004		7.05	0.90 to 1.25	21.22 to 21.88
Fidelity VIP Asset Manager Portfolio - Initial Class
December 31,	2023	179		4.45 to 2.73	671		3.28	0.90 to 1.25	11.94 to 11.54
December 31,	2022	219		3.97 to 2.45	734		8.85	0.90 to 1.25	(15.70) to (15.99)
December 31,	2021	241		4.71 to 2.91	941		2.17	0.90 to 1.25	8.88 to 8.62
December 31,	2020	251		4.33 to 2.68	896		2.78	0.90 to 1.25	13.95 to 13.56
December 31,	2019	281		2.36 to 3.80	894		6.19	0.90 to 1.25	16.83 to 17.28
Fidelity VIP Balanced Portfolio - Initial Class
December 31,	2023	452		3.79 to 3.82	1,783		5.26	0.90 to 1.25	20.44 to 20.02
December 31,	2022	458		3.15 to 3.18	1,512		7.28	0.90 to 1.25	(18.67) to (18.96)
December 31,	2021	482		3.87 to 3.93	1,966		8.16	0.90 to 1.25	17.27 to 16.93
December 31,	2020	490		3.30 to 3.36	1,712		2.89	0.90 to 1.25	28.91 to 20.86
December 31,	2019	527		2.56 to 43.50	1,501		6.43	0.90 to 1.25	15.84 to 23.33
Fidelity VIP Contrafund Portfolio - Initial Class
December 31,	2023	1,845		15.18 to 8.25	18,570		4.03	0.90 to 1.25	32.26 to 31.80
December 31,	2022	1,952		11.48 to 6.26	14,866		5.25	0.90 to 1.25	(26.97) to (27.23)
December 31,	2021	2,051		15.72 to 8.60	21,435		12.58	0.90 to 1.25	26.64 to 26.31
December 31,	2020	2,209		12.41 to 6.81	18,211		0.74	0.90 to 1.25	29.39 to 28.94
December 31,	2019	2,342		5.28 to 102.54	15,003		11.87	0.90 to 1.25	29.73 to 30.48
Fidelity VIP Contrafund Portfolio - Service Class 2
December 31,	2023	3,158		7.22	22,806		3.95	0.70	33.71
December 31,	2022	3,419		5.4	18,463		5.21	0.70	(26.18)
December 31,	2021	3,571		7.32	26,124		12.78	0.70	27.68
December 31,	2020	3,793		5.73	21,741		0.60	0.70	28.22
December 31,	2019	3,994		4.47	17,558		11.83	0.70	33.04
Fidelity VIP Equity-Income Portfolio - Initial Class
December 31,	2023	825		8.97 to 4.38	5,223		4.83	0.90 to 1.25	9.66 to 9.28
December 31,	2022	866		8.18 to 4.00	5,003		5.14	0.90 to 1.25	(5.81) to (6.14)
December 31,	2021	962		8.68 to 4.27	5,802		12.77	0.90 to 1.25	23.83 to 23.30
December 31,	2020	1,126		7.01 to 3.46	5,355		6.45	0.90 to 1.25	5.73 to 5.49
December 31,	2019	1,192		3.28 to 73.19	5,419		8.66	0.90 to 1.25	25.67 to 26.32

(5) FINANCIAL HIGHLIGHTS (CONTINUED)

		Units		Unit Value	Net Assets		Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Equity-Income Portfolio - Service Class 2
December 31,	2023	424		3.52	1,493		4.81	0.70	10.80
December 31,	2022	457		3.18	1,452		5.23	0.70	(4.12)
December 31,	2021	467		3.31	1,547		12.78	0.70	24.61
December 31,	2020	502		2.66	1,334		6.25	0.70	4.28
December 31,	2019	499		2.55	1,248		8.42	0.70	26.87
Fidelity VIP Government Money Market Portfolio - Initial Class
December 31,	2023	6,693		1.19 to 1.18	8,491		4.81	0.90 to 1.25	3.73% to 3.59%
December 31,	2022	6,130		1.53 to 1.14	7,566		1.41	0.90 to 1.25	0.53 to 0.00
December 31,	2021	6,348		1.14	7,836		0.01	0.90 to 1.25	(0.59) to (1.58)
December 31,	2020	6,444		1.15 to 1.16	8,061		0.33	0.90 to 1.25	(1.71) to (0.85)
December 31,	2019	6,548		1.17 to 1.55	8,308		1.99	0.90 to 1.25	0.86 to 2.63
Fidelity VIP Government Money Market Portfolio - Service Class 2
December 31,	2023	4,451		1.05	4,686		4.55	0.70	4.84
December 31,	2022	4,375		1.00	4,393		1.27	0.70	1.58
December 31,	2021	4,309		0.99	4,260		0.01	0.70	(0.14)
December 31,	2020	4,529		0.99	4,469		0.25	0.70	—
December 31,	2019	4,742		0.99	4,660		1.72	0.70	2.06
Fidelity VIP Growth - Initial Class
December 31,	2023	2,785		14.50 to 7.03	25,166		4.70	0.90 to 1.25	35.02 to 34.55
December 31,	2022	3,112		10.74 to 5.23	20,848		8.09	0.90 to 1.25	(25.13) to (25.39)
December 31,	2021	3,355		14.34 to 7.01	29,873		20.57	0.90 to 1.25	22.16 to 21.63
December 31,	2020	3,682		11.74 to 5.76	26,719		9.41	0.90 to 1.25	42.48 to 42.22
December 31,	2019	3,839		4.05 to 133.15	19,684		6.55	0.90 to 1.25	32.79 to 33.23
Fidelity VIP Growth and Income - Initial Class
December 31,	2023	368		3.97 to 4.43	1,606		4.95	0.90 to 1.25	17.66 to 17.25
December 31,	2022	503		3.38 to 3.78	1,880		3.74	0.90 to 1.25	(5.80) to (6.13)
December 31,	2021	369		3.59 to 4.03	1,461		6.94	0.90 to 1.25	24.95 to 24.26
December 31,	2020	393		2.87 to 3.24	1,242		7.17	0.90 to 1.25	6.69 to 6.59
December 31,	2019	412		2.69 to 45.48	1,221		12.20	0.90 to 1.25	28.27 to 29.28
Fidelity VIP Growth and Income - Service Class 2
December 31,	2023	227		4.49	1,021		5.40	0.70	18.63
December 31,	2022	245		3.79	927		3.57	0.70	(4.88)
December 31,	2021	255		3.98	1,016		6.86	0.70	25.95
December 31,	2020	263		3.16	831		7.25	0.70	8.52
December 31,	2019	270		2.91	784		12.09	0.70	24.89
Fidelity VIP Growth Opportunities Portfolio - Initial Class
December 31,	2023	819		5.14 to 6.10	5,202		—	0.90 to 1.25	44.35 to 43.85
December 31,	2022	876		3.56 to 4.24	3,863		20.66	0.90 to 1.25	(38.70) to (38.92)
December 31,	2021	978		5.81 to 6.94	7,030		9.08	0.90 to 1.25	11.03 to 10.55
December 31,	2020	1,119		5.23 to 6.28	7,276		5.74	0.90 to 1.25	89.49 to 66.58
December 31,	2019	1,199		2.76 to 73.22	4,638		8.25	0.90 to 1.25	23.21 to 39.55
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
December 31,	2023	604		7.84	4,739		—	0.70	45.24
December 31,	2022	664		5.40	3,585		19.78	0.70	(38.26)
December 31,	2021	684		8.75	5,986		8.80	0.70	11.71
December 31,	2020	656		7.83	5,133		5.64	0.70	67.31
December 31,	2019	696		4.68	3,211		8.55	0.70	40.54
Fidelity VIP High Income - Initial Class
December 31,	2023	259		3.05 to 1.98	599		5.64	0.90 to 1.25	9.49 to 9.11
December 31,	2022	277		2.79 to 1.82	583		5.13	0.90 to 1.25	(12.17) to (12.47)
December 31,	2021	289		3.17 to 2.08	693		5.36	0.90 to 1.25	3.32 to 2.89
December 31,	2020	346		3.07 to 2.02	764		4.95	0.90 to 1.25	1.99 to 1.51
December 31,	2019	344		1.99 to 22.76	753		5.24	0.90 to 1.25	13.71 to 15.24

(5) FINANCIAL HIGHLIGHTS (CONTINUED)

		Units		Unit Value	Net Assets		Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Index 500 Portfolio - Initial Class
December 31,	2023	4,016		13.11 to 5.48	28,752		2.38	0.90 to 1.25	25.07 to 24.63
December 31,	2022	4,216		10.49 to 4.40	24,333		2.23	0.90 to 1.25	(18.94) to (19.23)
December 31,	2021	4,508		12.94 to 5.45	32,121		1.98	0.90 to 1.25	27.45 to 26.97
December 31,	2020	4,780		10.15 to 4.29	26,914		2.08	0.90 to 1.25	17.21 to 16.89
December 31,	2019	5,075		3.67 to 491.28	24,632		3.50	0.90 to 1.25	29.68 to 30.32
Fidelity VIP Index 500 Portfolio - Service Class 2
December 31,	2023	3,371		5.40	18,203		2.20	0.70	26.19
December 31,	2022	3,565		4.28	15,256		1.99	0.70	(18.08)
December 31,	2021	3,698		5.22	19,318		1.78	0.70	28.67
December 31,	2020	3,872		4.06	15,732		1.89	0.70	16.75
December 31,	2019	4,126		3.48	13,988		3.32	0.70	32.32
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
December 31,	2023	262		2.91 to 2.05	636		2.56	0.90 to 1.25	5.25 to 4.89
December 31,	2022	284		2.76 to 1.95	654		7.53	0.90 to 1.25	(13.74) to (14.04)
December 31,	2021	314		3.20 to 2.27	830		4.84	0.90 to 1.25	(1.44) to (2.03)
December 31,	2020	331		3.25 to 2.32	882		2.20	0.90 to 1.25	8.33 to 8.41
December 31,	2019	338		2.14 to 27.88	833		2.64	0.90 to 1.25	8.08 to 8.70
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
December 31,	2023	274		1.64	451		2.41	0.70	7.58
December 31,	2022	301		1.53	461		7.44	0.70	(13.28)
December 31,	2021	294		1.76	518		4.62	0.70	(1.00)
December 31,	2020	292		1.78	519		2.05	0.70	7.23
December 31,	2019	298		1.66	475		2.61	0.70	9.21
Fidelity VIP Mid Cap Portfolio - Initial Class
December 31,	2023	1,378		11.60 to 10.22	14,765		3.32	0.90 to 1.25	14.05 to 13.65
December 31,	2022	1,462		10.17 to 8.99	13,749		7.06	0.90 to 1.25	(15.51) to (15.80)
December 31,	2021	1,581		12.04 to 10.68	17,610		16.16	0.90 to 1.25	24.47 to 24.00
December 31,	2020	1,753		9.67 to 8.61	15,784		0.66	0.90 to 1.25	22.10 to 16.82
December 31,	2019	1,871		7.37 to 90.53	14,328		12.00	0.90 to 1.25	17.33 to 22.35
Fidelity VIP Mid Cap Portfolio - Service Class 2
December 31,	2023	4,270		7.12	30,416		3.25	0.70	15.26
December 31,	2022	4,598		6.18	28,419		7.11	0.70	(14.64)
December 31,	2021	4,890		7.24	35,403		16.92	0.70	25.47
December 31,	2020	5,134		5.77	29,616		0.40	0.70	16.30
December 31,	2019	5,342		4.96	25,991		12.13	0.70	24.62
Fidelity VIP Overseas Portfolio - Initial Class
December 31,	2023	488		3.81 to 2.69	1,610		1.30	0.90 to 1.25	19.43 to 19.01
December 31,	2022	510		3.19 to 2.26	1,410		2.00	0.90 to 1.25	(25.16) to (25.42)
December 31,	2021	525		4.27 to 3.03	1,932		7.99	0.90 to 1.25	18.48 to 18.09
December 31,	2020	567		3.60 to 2.57	1,808		0.99	0.90 to 1.25	14.58 to 14.17
December 31,	2019	626		2.25 to 42.10	1,728		5.52	0.90 to 1.25	26.40 to 26.65
Fidelity VIP Value Portfolio - Service Class 2
December 31,	2023	125		4.14	518		4.62	0.70	19.90
December 31,	2022	150		3.45	517		4.61	0.70	(3.35)
December 31,	2021	154		3.57	549		12.58	0.70	30.79
December 31,	2020	172		2.73	471		5.58	0.70	7.93
December 31,	2019	170		2.53	432		8.81	0.70	25.87

(5) FINANCIAL HIGHLIGHTS (CONTINUED)
		Units		Unit Value	Net Assets		Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Value Strategies - Service Class 2
December 31,	2023	207		4.63	958		4.26	0.70	21.24
December 31,	2022	253		3.82	965		5.57	0.70	(6.06)
December 31,	2021	255		4.06	1,036		9.79	0.70	33.19
December 31,	2020	254		3.05	775		6.75	0.70	7.02
December 31,	2019	272		2.85	771		1.35	0.70	33.80
Invesco V.I. Discovery Mid Cap Growth Fund*
December 31,	2023	3		29.12	91		—	0.70	14.16
December 31,	2022	4		25.51	99		28.41	0.70	(31.03)
December 31,	2021	5		36.98	191		10.96	0.70	18.83
December 31,	2020	5		31.12	162		—	0.70	44.79
December 31,	2019	—		—	—		—	—	—
Invesco V.I. Diversified Dividend Fund - Series I
December 31,	2023	7		74.90	502		9.78	0.70	10.04
December 31,	2022	9		68.07	598		14.53	0.70	(1.91)
December 31,	2021	9		69.39	602		2.70	0.70	19.67
December 31,	2020	7		57.99	421		5.46	0.70	0.10
December 31,	2019	8		57.93	448		8.49	0.70	22.86
Invesco V.I. Equity and Income Fund**
December 31,	2023	629		3.25	2,042		7.26	0.70	11.11
December 31,	2022	690		2.92	2,015		15.10	0.70	(7.01)
December 31,	2021	702		3.14	2,205		2.82	0.70	—
December 31,	2020	—		—	—		—	—	—
December 31,	2019	—		—	—		—	—	—
Invesco V.I. Health Care Fund - Series I
December 31,	2023	265		3.99	1,056		—	0.70	3.54
December 31,	2022	289		3.85	1,113		13.78	0.70	(13.36)
December 31,	2021	301		4.44	1,336		11.33	0.70	12.48
December 31,	2020	320		3.95	1,265		2.67	0.70	13.17
December 31,	2019	417		3.49	1,436		2.48	0.70	32.70
Invesco V.I. Global Real Estate Fund - Series I
December 31,	2023	593		4.05	2,402		1.49	0.70	9.68
December 31,	2022	600		3.70	2,217		2.83	0.70	(24.58)
December 31,	2021	657		4.90	3,220		2.75	0.70	25.96
December 31,	2020	680		3.89	2,644		7.93	0.70	(13.56)
December 31,	2019	654		4.50	2,897		4.83	0.70	24.31
Invesco V.I. Managed Volatility Fund - Series I***
December 31,	2023	—		—	—		—	—	—
December 31,	2022	—		—	—		—	—	—
December 31,	2021	—		—	—		2.08	0.70	—
December 31,	2020	737		2.75	2,027		4.36	0.70	(2.89)
December 31,	2019	800		2.83	2,230		5.26	0.70	19.41
Invesco V.I. Small Cap Equity Fund - Series I
December 31,	2023	152		3.94	598		1.73	0.70	17.73
December 31,	2022	184		3.34	616		18.50	0.70	(20.54)
December 31,	2021	185		4.21	778		5.44	0.70	20.96
December 31,	2020	202		3.48	705		9.50	0.70	24.73
December 31,	2019	198		2.79	545		13.39	0.70	26.24
Invesco V.I. Technology Fund - Series I
December 31,	2023	351		4.00	1,405		—	0.70	47.52
December 31,	2022	404		2.71	1,097		38.00	0.70	(39.58)
December 31,	2021	407		4.49	1,830		9.57	0.70	14.84
December 31,	2020	422		3.91	1,651		9.29	0.70	43.75
December 31,	2019	487		2.72	1,307		9.02	0.70	36.00
MFS Core Equity Portfolio - Initial Class
December 31,	2023	5		62.40	284		5.14	0.70	23.14
December 31,	2022	5		50.67	274		11.50	0.70	(17.13)
December 31,	2021	6		61.14	349		7.86	0.70	25.42
December 31,	2020	7		48.75	321		5.61	0.70	18.41
December 31,	2019	7		41.17	295		14.79	0.70	33.19
*This fund was opened on April 30, 2020.
**This fund was opened on April 30, 2021.
***This fund was closed on April 30, 2021.

(5) FINANCIAL HIGHLIGHTS (CONTINUED)
		Units		Unit Value	Net Assets		Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
MFS Growth Series - Initial Class
December 31,	2023	209		6.93	1,447		7.73	0.07	36.27
December 31,	2022	224		5.09	1,139		11.32	0.70	(31.57)
December 31,	2021	233		7.44	1,732		13.71	0.70	23.53
December 31,	2020	240		6.02	1,443		6.38	0.70	30.52
December 31,	2019	265		4.61	1,213		9.41	0.70	38.02
MFS Investors Trust Series - Initial Class
December 31,	2023	72		5.04	366		6.48	0.70	20.02
December 31,	2022	83		4.20	350		13.57	0.70	(16.20)
December 31,	2021	86		5.01	429		3.77	0.70	26.96
December 31,	2020	86		3.95	341		3.83	0.70	12.25
December 31,	2019	94		3.52	325		7.13	0.70	31.84
MFS Research Series - Initial Class
December 31,	2023	32		5.56	179		5.95	0.70	22.30
December 31,	2022	35		4.54	158		13.13	0.70	(17.20)
December 31,	2021	36		5.49	196		6.36	0.70	24.41
December 31,	2020	40		4.41	178		4.50	0.70	16.05
December 31,	2019	41		3.80	156		10.99	0.70	32.87
T. Rowe Price Equity Income Portfolio
December 31,	2023	3,239		4.27 to 4.55	14,114		6.25	0.70 to 1.25	9.75 to 8.18
December 31,	2022	3,634		3.89 to 4.21	14,487		6.95	0.70 to 1.25	(2.92) to (4.54)
December 31,	2021	3,679		4.00 to 4.41	15,104		8.91	0.70 to 1.25	25.89 to 24.09
December 31,	2020	3,865		3.18 to 3.55	12,639		4.79	0.70 to 1.25	0.00 to (0.28)
December 31,	2019	4,057		3.09 to 59.24	13,136		8.75	0.70 to 1.25	24.91 to 27.71
T. Rowe Price International Stock Portfolio
December 31,	2023	1,708		2.78 to 2.14	4,524		0.98	0.70 to 1.25	17.17 to 14.80
December 31,	2022	1,861		2.37 to 1.87	4,217		3.09	0.70 to 1.25	(15.37) to (16.86)
December 31,	2021	1,962		2.80 to 2.24	5,261		7.00	0.70 to 1.25	1.57 to 0.17
December 31,	2020	1,987		2.76 to 2.24	5,262		5.12	0.70 to 1.25	12.20 to 13.13
December 31,	2019	2,063		1.88 to 27.38	4,798		6.40	0.70 to 1.25	26.11 to 29.47
T. Rowe Price Limited-Term Bond Portfolio
December 31,	2023	766		1.54	1,176		3.32	0.70	4.53
December 31,	2022	760		1.47	1,111		2.09	0.70	(3.29)
December 31,	2021	839		1.52	1,275		1.94	0.70	(0.01)
December 31,	2020	822		1.52	1,250		1.98	0.70	3.45
December 31,	2019	570		1.47	826		2.45	0.70	4.26
T. Rowe Price Mid-Cap Growth Portfolio
December 31,	2023	872		8.35 to 11.78	9,599		6.29	0.70 to 1.25	19.96 to 18.47
December 31,	2022	943		6.96 to 9.94	8,663		2.89	0.70 to 1.25	(22.58) to (23.54)
December 31,	2021	1,001		8.99 to 13.01	11,959		10.07	0.70 to 1.25	14.87 to 13.39
December 31,	2020	1,112		7.83 to 11.47	11,636		7.50	0.70 to 1.25	23.70 to 22.28
December 31,	2019	1,211		6.33 to 100.39	10,336		7.68	0.70 to 1.25	29.74 to 31.33
[1]
These ratios represent dividends, excluding distributions of realized gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[2]
These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]
These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result  in a reduction in the total return presented.

(6) UNIT CHANGES
The changes in units outstanding for the periods ended December 31, 2023 and December 31, 2022 were as follows:
		2022			2023
	December 31, 2021	Units	Units	December 31, 2022	Units	Units	December 31, 2023
Fund	Units Outstanding	Purchased	Redeemed	Units Outstanding	Purchased	Redeemed	Units Outstanding
Alger Balanced Portfolio - Class I-2	749,844	100,045	142,899	706,990	38,939	84,059	661,870
Alger Capital Appreciation Portfolio - Class I-2	1,047,609	160,793	242,001	966,401	241,475	330,111	877,765
Alger Growth & Income Portfolio - Class I-2	467,913	46,464	47,872	466,505	56,416	70,869	452,052
Alger Large Cap Growth Portfolio - Class I-2	725,923	50,699	84,553	692,069	45,419	110,496	626,992
Alger Mid Cap Growth Portfolio - Class I-2	1,049,232	168,460	245,233	972,459	110,912	160,822	922,549
Alger Small Cap Growth Portfolio - Class I-2	467,213	89,028	131,110	425,131	20,008	38,093	407,046
Federated Hermes Fund for U.S. Government Securities II	192,825	31,233	30,713	193,345	17,579	17,481	193,443
Federated Hermes High Income Bond Fund II - Primary Shares	334,789	81,850	89,782	326,857	66,451	90,094	303,214
Federated Hermes Kaufmann Fund II - Primary Shares	231,778	41,880	51,150	222,508	87,064	92,884	216,688
Federated Hermes Managed Volatility Fund II - Primary Shares	203,027	30,227	50,633	182,621	16,001	18,963	179,659
Federated Hermes Quality Bond Fund II - Primary Shares	147,464	40,841	75,497	112,808	53,258	56,722	109,344
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	310,155	6,138	31,079	285,214	6,029	15,385	275,858
Fidelity VIP Asset Manager Portfolio - Initial Class	241,098	8,826	30,782	219,142	4,284	44,267	179,159
Fidelity VIP Balanced Portfolio - Initial Class	482,217	8,413	33,076	457,554	6,279	11,909	451,924
Fidelity VIP Contrafund Portfolio - Initial Class	2,051,450	28,507	127,551	1,952,406	35,626	142,834	1,845,198
Fidelity VIP Contrafund Portfolio - Service Class 2	3,570,836	554,447	706,625	3,418,658	334,919	595,351	3,158,226
Fidelity VIP Equity-Income Portfolio - Initial Class	961,767	20,590	115,953	866,404	23,475	64,893	824,986
Fidelity VIP Equity-Income Portfolio - Service Class 2	466,685	172,611	182,500	456,796	61,150	93,867	424,079
Fidelity VIP Government Money Market Portfolio - Initial Class	6,348,151	294,119	512,767	6,129,503	1,329,603	765,971	6,693,135
Fidelity VIP Government Money Market Portfolio - Service Class 2	4,309,328	818,322	753,023	4,374,627	1,247,920	1,171,482	4,451,065
Fidelity VIP Growth - Initial Class	3,355,133	25,958	269,037	3,112,054	36,792	363,361	2,785,485
Fidelity VIP Growth and Income - Initial Class	369,068	164,063	29,956	503,175	20,177	155,361	367,991
Fidelity VIP Growth and Income - Service Class 2	255,316	46,408	56,883	244,841	36,228	53,628	227,441
Fidelity VIP Growth Opportunities Portfolio - Initial Class	977,928	10,867	113,082	875,713	29,576	86,207	819,082
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	684,375	55,416	75,994	663,797	24,284	83,906	604,175
Fidelity VIP High Income - Initial Class	289,174	11,021	22,877	277,318	8,502	26,853	258,967
Fidelity VIP Index 500 Portfolio - Initial Class	4,507,887	33,152	324,572	4,216,467	81,886	282,411	4,015,942
Fidelity VIP Index 500 Portfolio - Service Class 2	3,697,837	513,446	646,302	3,564,981	247,038	441,150	3,370,869
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	314,328	10,740	40,786	284,282	9,910	31,801	262,391
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	294,180	36,091	28,879	301,392	117,467	144,782	274,077
Fidelity VIP Mid Cap Portfolio - Initial Class	1,581,107	30,845	150,107	1,461,845	23,850	107,083	1,378,612
Fidelity VIP Mid Cap Portfolio - Service Class 2	4,890,218	670,503	962,303	4,598,418	465,035	793,539	4,269,914
Fidelity VIP Overseas Portfolio - Initial Class	524,988	14,796	29,729	510,055	18,323	40,276	488,102
Fidelity VIP Value Portfolio - Service Class 2	153,665	48,272	52,100	149,837	16,749	41,319	125,267
Fidelity VIP Value Strategies - Service Class 2	255,135	118,312	120,666	252,781	13,819	59,639	206,961
Invesco V.I. Discovery Mid Cap Growth Fund	5,176	565	1,857	3,884	886	1,631	3,139
Invesco V.I. Diversified Dividend Fund - Series I	8,672	242	136	8,778	235	2,307	6,706
Invesco V.I. Equity and Income Fund	701,590	150,239	162,292	689,537	111,406	172,130	628,813
Invesco V.I. Health Care Fund - Series I	300,804	20,554	32,194	289,164	42,511	66,816	264,859
Invesco V.I. Global Real Estate Fund - Series I	657,171	127,728	184,914	599,985	112,929	120,202	592,712
Invesco V.I. Small Cap Equity Fund - Series I	184,932	25,648	26,271	184,309	35,327	67,873	151,763
Invesco V.I. Technology Fund - Series I	407,475	94,960	98,243	404,192	55,537	108,681	351,048
MFS Core Equity Portfolio - Initial Class	5,708	276	573	5,411	43	910	4,544
MFS Growth Series - Initial Class	232,905	24,493	33,667	223,731	24,523	39,534	208,720
MFS Investors Trust Series - Initial Class	85,593	13,274	15,546	83,321	19,263	30,123	72,461
MFS Research Series - Initial Class	35,684	2,246	3,231	34,699	1,319	3,885	32,133
T. Rowe Price Equity Income Portfolio	3,678,514	602,357	646,387	3,634,484	161,555	557,476	3,238,563
T. Rowe Price International Stock Portfolio	1,962,350	366,137	467,889	1,860,598	320,252	472,390	1,708,460
T. Rowe Price Limited-Term Bond Portfolio	839,128	240,339	319,167	760,300	61,322	56,024	765,598
T. Rowe Price Mid-Cap Growth Portfolio	1,000,906	12,187	69,662	943,431	17,373	89,060	871,744
Total	56,616,251	6,224,628	8,670,101	54,170,778	5,916,924	8,476,911	51,610,791

(7) SUBSEQUENT EVENTS
The Separate Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
AND SUBSIDIARIES
(An Indirectly Wholly-Owned Subsidiary of Brookfield Reinsurance Ltd., "Brookfield Reinsurance")

Consolidated Financial Statements

 December 31, 2023

AMERICAN NATIONAL INSURANCE COMPANY
(An Indirectly Wholly-Owned Subsidiary of Brookfield Reinsurance)
TABLE OF CONTENTS

Financial Statements:

INDEPENDENT AUDITOR'S REPORT

Consolidated Statements of Financial Position as of December 31, 2023 (Successor) and 2022 (Successor)	1

Consolidated Statements of Operations for the year ended December 31, 2023 (Successor), the period from May 25, 2022 through December 31, 2022 (Successor), the period from January 1, 2022 through May 24, 2022 (Predecessor), and the year ended December 31, 2021 (Predecessor)	2

Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2023 (Successor), the period from May 25, 2022 through December 31, 2022 (Successor), the period from January 1, 2022 through May 24, 2022 (Predecessor), and the year ended December 31, 2021 (Predecessor)	3

Consolidated Statements of Changes in Equity for the year ended December 31, 2023 (Successor), the period from May 25, 2022 through December 31, 2022 (Successor), the period from January 1, 2022 through May 24, 2022 (Predecessor), and the year ended December 31, 2021 (Predecessor)	4

Consolidated Statements of Cash Flows for the year ended December 31, 2023 (Successor), the period from May 25, 2022 through December 31, 2022 (Successor), the period from January 1, 2022 through May 24, 2022 (Predecessor), and the year ended December 31, 2021 (Predecessor)	5

Notes to the Consolidated Financial Statements	8

Note 1 – Nature of Operations	8

Note 2 – Summary of Significant Accounting Policies and Practices	9

Note 3 – Recently Issued Accounting Pronouncements	19

Note 4 – Investment in Securities	23

Note 5 – Mortgage Loans	29

Note 6 - Real Estate and Other Investments	34

Note 7 – Derivative Instruments	36

Note 8 – Net Investment Income and Realized Investment Gains (Losses)	38

Note 9 – Fair Value of Financial Instruments	39

Note 10 – Deferred Policy Acquisition Costs and Value of Business Acquired	49

Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses	50

Note 12 – Federal Income Taxes	56

Note 13 – Accumulated Other Comprehensive Income (Loss)	58

Note 14 – Equity and Noncontrolling Interests	59

Note 15 – Commitments and Contingencies	61

Note 16 – Related Party Transactions	62

Note 17 – Liability for Future Policy Benefits	63

Note 18 – Policyholder Account Balances	65

Note 19 - Market Risk Benefits	67

Note 20 - Reinsurance	75

Note 21 - Pension and Postretirement Benefits	68

Note 22 - Discontinued Operations	74

Note 23 - Subsequent Events	75

INDEPENDENT AUDITOR'S REPORT

The Audit Committee and Board of Directors of
American National Insurance Company
One Moody Plaza Galveston, Texas 77550

Opinion
We have audited the consolidated financial statements of American National Insurance Company and subsidiaries (the “Company”), an indirectly wholly-owned subsidiary of Brookfield Reinsurance Ltd., which comprise the consolidated statements of financial position as of December 31, 2023 and 2022, and the related consolidated statements of operations, comprehensive income (loss), changes in equity, and cash flows for the year ended December 31, 2023, for the periods from May 25, 2022 through December 31, 2022 (successor) and January 1, 2022 through May 24, 2022 (predecessor), and the year ended December 31, 2021 (predecessor), and the related notes to the consolidated financial statements (collectively referred to as the "financial statements").
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and 2022, and the results of its operations and its cash flows for the year ended December 31, 2023 (successor), for the periods from May 25, 2022 through December 31, 2022 (successor) and January 1, 2022 through May 24, 2022 (predecessor), and the year ended December 31, 2021 (predecessor), in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Emphasis of Matters
As discussed in Note 1 to the financial statements, on January 1, 2023, the Company’s wholly-owned subsidiary ANH Investments, LLC distributed the stock of its wholly-owned subsidiary, American National Insurance Holdings, Inc., to the Company, which was subsequently distributed to American National Group, LLC. The Company also distributed its entire interest in its wholly-owned subsidiary, ANTAC, LLC to ANAT on January 1, 2023. The nature of this distribution resulted in a change in reporting entity; therefore, amounts in the financial statements and notes thereto for the prior year have been retrospectively adjusted to present comparative information as a result of these distributions.
As discussed in Note 2 to the financial statements, the Company changed its method of measurement and presentation and disclosure of long-duration insurance contracts effective January 1, 2023, using the full retrospective approach applied as of the transition date of May 25, 2022, due to the adoption of ASU

2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. Our opinion is not modified with respect to these matters.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ DELOITTE & TOUCHE LLP
Houston, Texas
May 1, 2024

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

	December 31, 2023	December 31, 2022
ASSETS
Fixed maturity, bonds available-for-sale, at estimated fair value (Allowance for credit losses of $17,655 in 2023 and $19,880 in 2022) (Amortized cost $10,446,353 in 2023 and $9,350,620 in 2022)	$10,144,478	$8,642,319
Equity securities, at fair value (Cost $796,813 in 2023 and $231,261 in 2022)	680,297	248,021
Mortgage loans on real estate, net of allowance for credit losses of $50,672 in 2023 and $36,142 in 2022	4,942,847	4,887,516
Policy loans	352,106	334,138
Real estate and real estate partnerships, net of accumulated depreciation of $213,490 in 2023 and $200,853 in 2022	693,338	372,119
Investment funds	1,487,073	1,138,917
Short-term investments	2,561,194	1,205,462
Other invested assets	124,059	197,768
Total investments	20,985,392	17,026,260
Cash and cash equivalents	1,930,113	388,822
Accrued investment income	158,376	232,586
Reinsurance recoverables, net of allowance for credit losses of $8,948 in 2023 and 2022	217,167	252,016
Prepaid reinsurance premiums	34,546	33,674
Deferred policy acquisition costs	648,724	467,116
Market risk benefits, at estimated fair value	33,658	10,329
Property and equipment, net of accumulated depreciation of $219,778 in 2023 and $205,985 in 2022	74,353	117,520
Current tax receivable	43,437	43,570
Deferred tax asset	205,047	305,936
Prepaid pension	247,624	158,704
Funds withheld receivable	11,652,642	9,901,598
Other assets	284,492	254,944
Goodwill	65,599	65,599
Separate account assets	1,188,989	1,045,217
Assets related to discontinued operations	—	8,641,742
Total assets	$37,770,159	$38,945,633
LIABILITIES
Future policy benefits	$5,282,191	$4,066,004
Policyholders’ account balances	15,627,795	12,555,450
Policy and contract claims	354,824	350,085
Market risk benefits, at estimated fair value	33,572	54,340
Unearned premium reserve	164,138	170,157
Other policyholder funds	16,672	14,184
Liability for retirement benefits	32,712	68,936
Funds withheld payable	11,977,965	10,101,353
Other liabilities	227,281	458,447
Separate account liabilities	1,188,989	1,045,217
Liabilities related to discontinued operations	—	5,764,153
Total liabilities	34,906,139	34,648,326
EQUITY
American National stockholders' equity:
Common stock	5,000	5,000
Additional paid-in capital	2,770,328	5,091,668
Accumulated other comprehensive income (loss)	(40,526)	(447,706)
Retained earnings (deficit)	2,392	(425,923)
Total American National equity	2,737,194	4,223,039
Noncontrolling interest	126,826	74,268
Total equity	2,864,020	4,297,307
Total liabilities and equity	$37,770,159	$38,945,633
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands)

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
PREMIUMS AND OTHER REVENUE
Premiums	$1,562,622	$341,043	$225,885	$572,378
Other policy revenues	392,808	212,110	151,189	342,974
Net investment income	637,235	249,647	205,097	887,924
Net realized investment gains (losses)	(13,593)	4,979	7,597	35,089
(Increase) decrease in investment credit loss	(23,119)	(42,248)	(13,398)	26,268
Net gains (losses) on equity securities	8,189	25,227	(12,346)	321,076
Other income	80,008	48,639	8,308	20,372
Total premiums and other revenues	2,644,150	839,397	572,332	2,206,081
BENEFITS, LOSSES AND EXPENSES

Policyholder benefits and claims incurred	1,644,691	345,259	273,096	723,073
Change in fair value of market risk benefits	(30,187)	25,421	—	—
Interest credited to policyholders’ account balances	222,556	38,987	32,335	389,689
Future policy benefit remeasurement losses	42,542	5,318	—	—
Commissions for acquiring and servicing policies	279,987	158,427	125,005	339,788
Other operating expenses	325,532	182,552	129,246	319,641
Change in deferred policy acquisition costs	(181,609)	(94,227)	(33,398)	(81,799)
Total benefits, losses and expenses	2,303,512	661,737	526,284	1,690,392
Income before federal income tax and other items	340,638	177,660	46,048	515,689
Less: Provision (benefit) for federal income taxes
Current	20,240	(5,245)	28,547	277,533
Deferred	34,856	32,147	(19,868)	(173,733)
Total provision for federal income taxes	55,096	26,902	8,679	103,800
Income after federal income tax	285,542	150,758	37,369	411,889
Other components of net periodic pension benefit (costs), net of tax	8,045	3,456	(1,816)	3,116
Income from continuing operations	293,587	154,214	35,553	415,005
Income from discontinued operations, net of tax	—	83,757	130,500	307,807
Net income	293,587	237,971	166,053	722,812
Less: Net income from continuing operations attributable to noncontrolling interest, net of tax	3,945	—	—	—
Less: Net income from discontinued operations attributable to noncontrolling interest, net of tax	—	2,264	1,554	657
Net income attributable to American National Insurance Company	$289,642	$235,707	$164,499	$722,155
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In thousands)

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Net income	$293,587	$237,971	$166,053	$722,812
Other comprehensive income (loss), net of tax
Change in net unrealized gains (losses) on securities	304,789	(721,535)	(620,710)	(142,854)
Change in discount rate for liability of future policyholder benefit	(115,042)	253,126	—	—
Change in instrument specific credit risk for market risk benefit	(19,958)	20,779	—	—
Foreign currency transaction and translation adjustments	—	(1,237)	312	62
Defined benefit pension plan adjustment	81,105	1,161	4,800	67,676
Total other comprehensive income (loss), net of tax	250,894	(447,706)	(615,598)	(75,116)
Total comprehensive income (loss)	544,481	(209,735)	(449,545)	647,696
Less: Comprehensive income attributable to noncontrolling interest	—	—	—	—
Total comprehensive income (loss) attributable to American National	$544,481	$(209,735)	$(449,545)	$647,696
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(In thousands, except per share data)

Successor	Common Stock	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Noncontrolling Interest	Total Equity
Balance, May 25, 2022	$5,000	$5,090,503	$—	$—	$9,881	$5,105,384
Accelerated vesting of RSAs	—	1,165	—	—	—	1,165
Other comprehensive loss	—	—	—	(447,706)	—	(447,706)
Net income attributable to American National	—	—	235,707	—	—	235,707
Contributions/Distributions	—	—	—	—	62,123	62,123
Net income attributable to noncontrolling interest	—	—	—	—	2,264	2,264
Dividends	—	—	(661,630)	—	—	(661,630)
Balance, December 31, 2022	$5,000	$5,091,668	$(425,923)	$(447,706)	$74,268	$4,297,307
Dividends	—	(3,415,475)	138,673	156,287	(319)	(3,120,834)
Capital contribution	—	1,094,135	—	—	—	1,094,135
Other comprehensive income	—	—	—	250,893	—	250,893
Net income attributable to American National	—	—	289,642	—	—	289,642
Contributions/Distributions	—	—	—	—	48,932	48,932
Net income attributable to noncontrolling interest	—	—	—	—	3,945	3,945
Balance, December 31, 2023	$5,000	$2,770,328	$2,392	$(40,526)	$126,826	$2,864,020

Predecessor	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Treasury Stock	Noncontrolling Interest	Total Equity
Balance at December 31, 2020	$—	$47,966	$222,170	$6,183,616	$—	$7,297	$6,461,049
Common stock issued	5,000	—	—	—	—	—	5,000
Other comprehensive loss	—	—	(75,116)	—	—	—	(75,116)
Net income attributable to American National	—	—	—	722,155	—	—	722,155
Cash dividends to common stockholders	—	—	—	(155,001)	—	—	(155,001)
Contributions/(Distributions)	—	—	—	—	—	(263)	(263)
Net income attributable to noncontrolling interest	—	—	—	—	—	657	657
Balance at December 31, 2021	$5,000	$47,966	$147,054	$6,750,770	$—	$7,691	$6,958,481
Other comprehensive loss	—	—	(615,598)	—	—	—	(615,598)
Net income attributable to American National	—	—	—	164,499	—	—	164,499
Cash dividend to parent	—	—	—	(23,002)	—	—	(23,002)
Contributions/(Distributions)	—	—	—	—	—	636	636
Net income attributable to noncontrolling interest	—	—	—	—	—	1,554	1,554
Balance at May 24, 2022	$5,000	$47,966	$(468,544)	$6,892,267	$—	$9,881	$6,486,570

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
OPERATING ACTIVITIES
Net income	$293,587	$237,971	$166,053	$722,812
Less (income) loss from discontinued operations	—	(83,757)	(130,500)	(307,807)
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	13,593	(4,979)	(7,597)	(35,089)
Unrealized loss on investments and derivatives	(80,697)	3,564	200,490	957,202
Realized (gain) loss on derivatives	(35,931)	7,868	(65,442)	(1,404,735)
Income tax expense	20,240	(5,245)	28,547	249,865
Increase (decrease) in investment credit loss	16,294	42,248	13,398	(26,945)
Accretion of premiums, discounts and loan origination	(103,922)	(51,232)	2,357	6,373
Net capitalized interest on policy loans and mortgage loans	(10,949)	(15,449)	(11,480)	(28,110)
Depreciation	37,502	9,621	14,797	38,929
Interest credited to policyholders’ account balances	222,556	38,987	32,335	389,689
Expense allowance and ceding commission on reinsurance	—	(49,261)	—	—
Charges to policyholders’ account balances	(392,808)	(200,605)	(151,189)	(342,974)
Deferred federal income tax expense (benefit)	34,856	32,147	(19,867)	(173,733)
Amortization of cost of reinsurance	—	(126,790)	—	—
Income from equity method investments	(100,938)	(29,903)	(131,663)	(88,280)
Distributions from unconsolidated affiliates	61,513	44,804	119,660	64,216
Changes in:
Policyholder liabilities	886,365	252,478	(25,831)	62,162
Market risk benefits	(30,187)	—	—	—
Deferred policy acquisition costs	(181,608)	(94,227)	(33,398)	(77,799)
Reinsurance payables (recoverables)	34,849	(5,717)	(3,138)	11,592
Premiums due and other receivables	—	(10,418)	4,988	5,154
Prepaid reinsurance premiums	(872)	666	37	1,636
Accrued investment income	74,210	(198,969)	103,272	19,894
Current tax payable	—	(48,842)	586	—
Liability for retirement benefits	(20,075)	(7,525)	(5,561)	2,035
Other, net	321,628	123,128	(346,209)	(9,836)
Cash from (used by) operating activities - discontinued operations	—	307,665	171,831	335,933
Net cash provided by (used in) operating activities	1,059,206	168,228	(73,524)	372,184
INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of:
Corporate bonds	1,998,652	3,299,541	572,011	1,602,198
Equity securities	99,474	293	67,341	1,908,856
Real estate and real estate partnerships	25,990	—	5,375	15,057
Mortgages	509,600	727,903	492,406	932,596
Investment funds	139,196	—	—	—
Other invested assets	39,277	100,327	91,667	420,249
Disposals of property and equipment	—	4,978	—	65
Distributions from equity method investments	1,604	50,848	110,114	116,882
Payment for the purchase/origination of:
Corporate bonds	(1,930,911)	(3,776,230)	(1,391,658)	(2,502,050)
Equity securities	(521,737)	(155,247)	(26,899)	(91,309)
Real estate and real estate partnerships	(264,512)	(32,701)	(2,825)	(6,870)
Mortgages	(585,327)	(1,003,693)	(472,708)	(817,350)
Other invested assets	(21,127)	(1,240,963)	(118,666)	(178,272)

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(In thousands)

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Additions to property and equipment	(79,747)	(11,129)	(14,258)	(36,490)
Contributions to real estate and real estate partnerships	—	—	—	(123,061)
Contributions to equity method investments	(524,296)	(298,215)	(125,114)	(561,143)
Change in short-term investments	(1,311,474)	966,050	169,059	(254,076)
Change in collateral held for derivatives	109,456	6,961	(140,926)	22,900
Other, net	(101,648)	42,651	99	2,633
Cash from (used) by investing activities - discontinued operations	—	1,043,109	(67,497)	157,120
Net cash provided by (used in) investing activities	(2,417,530)	(275,517)	(852,479)	607,935
FINANCING ACTIVITIES
Policyholders’ account deposits	4,830,784	1,406,605	587,664	2,229,554
Policyholders’ account withdrawals	(1,980,101)	(895,692)	(506,159)	(1,251,458)
Repayment of Federal Home Loan Bank borrowings	—	—	—	(250,000)
Borrowings from related parties	—	5,371	—	—
Borrowings from external parties	—	—	11,991	—
Repayment of borrowings to external parties	—	(7,579)	(2,747)	(4,455)
Dividends to stockholders	—	(661,630)	(23,002)	(155,001)
Payments to noncontrolling interest	48,932	709	—	(649)
Net cash provided by (used in) financing activities	2,899,615	(152,216)	67,747	567,991
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,541,291	(259,505)	(858,256)	1,548,110
Cash and cash equivalents at beginning of the period	388,822	1,012,180	1,870,436	322,326
Cash and cash equivalents at end of the period	1,930,113	752,675	1,012,180	1,870,436
Less cash and cash equivalents of discontinued operations	—	363,853	428,037	408,894
Cash and cash equivalents at end of the period	$1,930,113	$388,822	$584,143	$1,461,542

Supplementary cash flow disclosure
Income taxes paid	$18,999	$41,032	$355,396	$90,079

Non-cash transactions
Capital contribution and invested assets received	$1,094,135	$—	$—	$—
Distributions (see Note 1)	$(3,120,834)	$—	$—	$—
Assets received in conjunction with coinsurance agreement	$105,050	$—	$—	$—
See accompanying notes to consolidated financial statements.

Note 1 – Nature of Operations

American National Insurance Company, a Texas life insurance company ("ANICO"), is a wholly-owned subsidiary of American National Group, LLC ("ANAT"). ANICO and its consolidated subsidiaries (collectively “American National” or "the Company") offers a broad portfolio of insurance products, including individual and group life insurance, annuities, pension risk transfer, health insurance, and property and casualty insurance. Business is conducted in all 50 states, the District of Columbia and Puerto Rico.

On August 6, 2021, ANAT entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Brookfield Reinsurance Ltd., formerly known as Brookfield Asset Management Reinsurance Partners Ltd., an exempted company limited by shares existing under the laws of Bermuda, and Freestone Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Brookfield Reinsurance (“Merger Sub”). On May 25, 2022 (the "Closing Date" or "Merger Date"), upon the terms and subject to the conditions of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with ANAT continuing as the surviving entity, which became an indirect, wholly-owned subsidiary of Brookfield Reinsurance. The Merger was unanimously approved by ANAT’s board of directors. ANAT received the requisite stockholder approval required under Delaware law for the adoption of the Merger Agreement and ceased being a registrant with the Securities and Exchange Commission as of the Closing Date. Effective September 30, 2022, ANAT converted from a Delaware corporation to a Delaware limited liability company. In result, the successor period consists of the year ended December 31, 2023 and the comparative period from May 25, 2022 to December 31, 2022. The predecessor periods consist of the period from January 1, 2022 through May 24, 2022 and the year ended December 31, 2021.

On January 1, 2023, the Company’s wholly-owned subsidiary, ANH Investments, LLC (“ANH”), distributed the stock of  its wholly-owned subsidiary, American National Insurance Holdings, Inc. (“ANIH”), to the Company.  The Company distributed such stock to ANAT. Such transactions were pursuant to approvals from the domiciliary state insurance regulators of the Company and the subsidiary insurance companies owned by ANIH as of December 31, 2022. In addition, on January 1, 2023, the Company distributed its entire interest in its wholly-owned subsidiary, ANTAC, LLC to ANAT. Amounts in the financial statements and notes thereto for the successor and predecessor periods have been retrospectively adjusted and reported as discontinued operations.  Refer to Note 22, Discontinued Operations, for more information.

The consolidated financial statements and notes thereto have been prepared in conformity with Generally Accepted Accounting Principles ("GAAP") and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls the voting rights, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated entities, which include real estate partnerships and investment funds, are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

Business Combination

Business combinations are accounted for using the acquisition method. The cost of a business acquisition is measured at the aggregate of the fair values at the date of exchange of assets given, liabilities incurred or assumed, and equity instruments issued in exchange for control of the acquiree. The acquiree’s identifiable assets, liabilities and contingent liabilities are recognized at their fair values at the acquisition date. The interest of non-controlling shareholders in the acquiree, if applicable, is initially measured at the noncontrolling shareholders’ proportion of the net fair value of the identifiable assets, liabilities and contingent liabilities recognized.

To the extent the fair value of consideration paid exceeds the fair value of the net identifiable tangible and intangible assets, the excess is recorded as goodwill. To the extent the fair value of consideration paid is less than the fair value of net identifiable tangible and intangible assets, the excess is recognized in net income.

Based on the criteria outlined in ASC 805, Business Combinations, ANAT was deemed the accounting acquiree in the Merger. As a result of the completed Merger, for accounting purposes, our financial statements and notes are presented as "Predecessor" for historical periods prior to the Closing Date and "Successor" for the period after the Closing Date. In accordance with accounting for business combinations, assets and liabilities were adjusted to their fair values as of the Closing Date ("Purchase GAAP Accounting" or "PGAAP"). Additionally, we have elected to apply push-down accounting to reflect the Company's assets and liabilities at fair value. To differentiate between periods, our financial statements and notes columns are titled "Predecessor" and "Successor". This division has been placed to recognize Purchase GAAP Accounting adjustments made and the resulting effect on comparability between the two periods.

Accounting for the business combination is finalized. Final valuation of the assets acquired and liabilities assumed and the completion of the purchase price allocation occurred before the end of the measurement period.

Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded at fair value at the date of acquisition. The following table summarizes the fair value of assets acquired and liabilities assumed as of May 25, 2022 (in thousands):
American National Insurance Company Consolidated Balance Sheet	Company Opening Balance Sheet
ASSETS
Cash and cash equivalents	$584,143
Investments	17,569,700
Accrued investment income	33,618
Reinsurance recoverables, net of allowance for credit losses	244,905
Prepaid reinsurance premiums	34,340
Premiums due and other receivables	20,065
Deferred tax assets, net	261,579
Property and equipment, net of accumulated depreciation	106,512
Prepaid pension	149,093
Intangible asset - VOBA	372,888
Goodwill	65,599
Other assets	133,425
Separate account assets	1,123,432
Assets related to the discontinued operations	8,235,988
Total assets	28,935,288

LIABILITIES
Future Policy Benefits	3,562,273
Policyholders’ account balances	12,078,644
Market risk benefits	172,012
Policy and contract claims	345,519
Unearned premium reserve	160,225
Other policyholder funds	14,194
Liability for retirement benefits	76,461
Intangible liability - VOBA	798,750
Current tax payable	5,272
Other liabilities	209,444
Separate account liabilities	1,123,432
Liabilities related to the discontinued operations	5,282,142
Total liabilities	23,828,369

EQUITY
Common Stock	5,000
Additional paid-n capital	5,092,039
Noncontrolling interest	9,881
Total equity	5,106,920
Total liabilities and equity	$28,935,288

Basis of Presentation

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities are comprised of bonds classified as available-for-sale that are carried at fair value.  Private loans are also presented in fixed maturities and are stated at unpaid principal balance, adjusted for any unamortized discount and allowances. In addition, equity investments, other than those accounted for under the equity method or those that result in consolidation of the investee, are measured at fair value with changes in fair value recognized in earnings.

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees, and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable, or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement, or other manner in accordance with the loan agreement. In the consolidated statements of operations, gains and losses from the sale of loans are reported in “Net realized investment gains,” and changes in allowances are reported in "(Increase) decrease in investment credit loss."

Mortgage loans are presented net of the Company's recorded allowance for expected credit loss, which represents the portion of amortized cost basis on mortgage loans that the Company does not expect to collect. In determining the Company’s allowance for credit losses, management: (i) pools and evaluates mortgage loans with similar risk characteristics, (ii) considers expected lifetime credit losses adjusted for prepayments and extensions, and (iii) considers past events, current economic conditions and forecasts of future economic conditions. The allowance is calculated quarterly for each property type based on inputs unique to each loan property type.

On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) may be evaluated individually for credit loss. The allowance for credit losses for loans evaluated individually is established using the same methodologies for the overall commercial portfolio segment except for collateral dependent loans. The allowance for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans is recorded as a change in the allowance for credit losses which is recorded on a quarterly basis as a charge or credit to earnings.

Policy loans are carried at the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans such that they cannot be separated from the policy contracts, the unpredictable timing of repayments and the fact that settlement is at outstanding value, the carrying value of policy loans approximates fair value.

Real estate and real estate partnerships are comprised of directly owned properties, and interests in both real estate joint ventures and real estate funds which invest in diversified property-types and geographies.

Real estate joint ventures and other limited partnership interests in which the Company has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary, are accounted for using the equity method. These investments are reported as "Real estate and real estate partnerships” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months when timely financial information is not available, and the contractual right does not exist to receive such financial information. In addition to the investees’ impairment analysis of their underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information, and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share as an adjustment to “Net investment income” to record the investment at its fair value. When an impairment results from American National’s separate analysis, an adjustment is made through “Net realized investment gains” to record the investment at its fair value.

Investment real estate including related improvements are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included as an adjustment to “Net realized investment gains” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost or its estimated fair value at the date of foreclosure.

Investment funds are primarily comprised of senior secured and second lien private loans that are secured by assets, revenues and credit/balance sheet lending. We recognize our share of the fund’s earnings in net investment income on a one-quarter lag under the equity method of accounting. Cash distributions are received from the earnings and from liquidation of underlying investments. All investment funds are reevaluated quarterly by the fund manager and are audited annually by an independent audit firm.

Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less allowances, which approximates estimated fair value.

Other invested assets comprised primarily of equity-indexed options are carried at fair value and may be collateralized by counterparties; such collateral is restricted to the Company’s use. Federal Home Loan Bank stock is also included in other invested assets and is carried at cost.  Other invested assets also include separately managed accounts, tax credit partnerships and mineral rights less allowance for depletion, where applicable.

For credit losses on fixed maturity securities, available-for-sale, in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. The expected cash flows are discounted at the effective interest rate of the security and consider historical credit loss information that is adjusted for current market conditions and reasonable and supportable economic forecasts based upon a third-party valuation model. The valuation model calculates expected cash flows based on scenario conditioned probability of default and loss given default. Probability of default measures the likelihood of default over a specified time period, and the loss given default measures the amount that the Company could lose in the event of a counterparty default. If the net present value of the expected cash flows is less than the amortized cost, a credit loss allowance is recorded. The credit loss is recorded as the excess of amortized cost over the net present value of the expected cash flows limited by the amount the fair value is less than the amortized cost (fair-value floor). If the fair value is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

Additions to or releases of the allowance on all fixed maturity securities are reported in “(Increase) decrease in investment credit loss” in the consolidated statements of operations.

Derivative instruments in the form of equity-indexed options are purchased to hedge against future interest rate increases in liabilities indexed to market rates and are recorded in the consolidated statements of financial position within other invested assets at fair value, net of collateral provided by counterparties. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholders’ account balances,” respectively. American National does not apply hedge accounting treatment to its derivative instruments. The Company uses derivative instruments to hedge its business risk and holds collateral to offset exposure from its counterparties. Collateral that supports credit risk is reported in the consolidated statements of financial position as an offset to “Other invested assets” with an associated payable to “Other liabilities” for excess collateral.

Cash and cash equivalents have durations that do not exceed 90 days at the date of acquisition, include cash on-hand and in banks, as well as amounts invested in money market funds, and are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment consist of buildings occupied by American National, data processing equipment, software, furniture and equipment, and automobiles which are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of the asset (typically 3 to 50 years).

Goodwill represents the excess of amounts paid for acquiring businesses over the fair value of the net assets acquired, less any impairment of goodwill recognized. Goodwill is recognized when acquired.

Goodwill is not amortized but is tested for impairment at least annually. Goodwill is assessed for impairment whenever events or changes in circumstances, such as deteriorating or adverse market conditions, indicate that it is more likely than not that the carrying amount of the reporting unit including goodwill may exceed the fair value.

Goodwill impairment is measured and recognized as the amount by which a reporting unit’s carrying value, including goodwill, exceeds its fair value, not to exceed the carrying amount of goodwill of the reporting unit. There were no impairment adjustments made to goodwill for the period.

Insurance specific assets and liabilities

Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts

The Company adopted ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI") effective January 1, 2023 with a transition date of May 25, 2022 using a full retrospective approach. LDTI resulted in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes follows:

(1) Guaranteed benefits associated with certain annuity contracts have been classified and presented separately on the consolidated balance sheets as Market Risk Benefits ("MRB"). MRBs are now measured at estimated fair value through net income and reported separately on the consolidated statements of operations, except for nonperformance risk changes, which will be recognized in Other Comprehensive Income ("OCI").

(2) Cash flow assumptions used to measure the liability for future policy benefits ("LFPB") on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) have been updated on an annual basis.

(3) The discount rate assumption used to measure the liability for traditional long-duration contracts is now based on an upper-medium grade discount rate with changes recognized in OCI.

(4) DAC for all insurance products is required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence.

(5) There was a significant increase in required disclosures, including disaggregated rollforwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

The following table presents the Company's significant accounting policies which have changed as a result of the adoption of LDTI with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Deferred policy acquisition costs, value of business acquired, unearned revenue and other intangibles	10
Future policy benefit liabilities	17
Policyholder account balances	18
Market risk benefits	20

Deferred policy acquisition costs (“DAC”) are capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance, and processing expenses. In accordance with ASC 805, Business Combinations, existing DAC balance was written off as a result of the Merger. The beginning balance as of May 25, 2022 consists of the Value of Business Acquired ("VOBA") at that date.

Insurance contracts are grouped into cohorts by contract type and issue year consistent with estimating the associated liability for future policy benefits. DAC is amortized on constant level basis for the grouped contracts over the expected term of the related contracts to approximate straight-line amortization. DAC will be amortized over the following bases, all of which provide a constant level representation of contract term:

Product(s)	Amortization base
Traditional life products	Nominal face amount
Life contingent payout annuities	Annualized benefit amount in force
Health products	Original annual premium
Fixed deferred annuities, fixed indexed annuities, variable annuities	Policy count
Universal life products	Initial face amount

The bases used for amortization are projected using mortality and lapse assumptions that are based on American National's experience, industry data, and other factors consistent with those used for the liability for future policy benefits.
Amortization of DAC is included in the change in deferred acquisition costs in the consolidated statement of operations.
For short-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced, and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC for short-duration contracts. DAC for short duration contracts is charged to expense in proportion to premium revenue recognized.

Value of business acquired ("VOBA") is an intangible asset or liability resulting from a business combination that represents the difference between the policyholder liabilities measured in accordance with the acquiring company's accounting policies and the estimated fair value of the same acquired policyholder liabilities in-force at the acquisition date. VOBA can be either positive or negative. Positive VOBA is recorded as a component of DAC. Negative VOBA occurs when the estimated fair value of in-force contracts in a life insurance company acquisition is less than the amount recorded as insurance contract liabilities, and is recorded in future policyholder benefits in the consolidated statement of financial condition.

VOBA is amortized on a straight-line basis over the remaining life of the underlying policies consistent with DAC.

Liability for future policy benefits ("LFPB") is equal to the present value of expected benefit payments and claim related expenses to be paid or on behalf of policyholders less the present value of expected net premiums to be collected from policyholders. Principal assumptions used in the establishment of the LFPB are mortality, lapse, claim-related expenses, and other contingent events as appropriate to the respective product type. American National groups contracts into annual cohorts based on product type and contract inception date for the purposes of calculating the liability for future policy benefits. A set of qualitative cohorts includes all business issued prior to the acquisition date. Another set of qualitative cohorts includes business issued between the acquisition date and year end 2022. In 2023 and beyond, there is a set of qualitative cohorts for each issue year.

American National updates its estimate of cash flows over the entire life of a group of contracts using actual historical experience and current future cash flow assumptions. American National will review cash flow assumptions, including assumptions for claim-related expenses annually in the fourth quarter. Assumption revisions will be reflected in the net premium ratio and LFPB calculation in the quarter in which assumptions are revised. The net premium ratio reflects cash flows from contract inception to contract termination (i.e. through the claim paying period) and cannot exceed 100%. Change in the liability due to actual experience is recognized in reserve remeasurement (gains) losses in the consolidated statements of operations.

American National measures the LFPB at each reporting period. The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium fixed income instruments derived from an external index. The net premium ratio is not updated for changes in discount rate assumptions. The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in other comprehensive income during the period.

Should the present value of actual and future expected benefits less transition LFPB balance exceed the present value of actual and future expected gross premiums, the net premium ratio is capped at 100% and a gross premium LFPB is held. The immediate charge is the amount by which the uncapped net premium ratio exceeds 100% times the present value of future expected gross premium. This assessment is performed at the cohort level.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the consolidated statements of operations in the period in which the changes occur.
Payout annuities include single premium immediate annuities, annuitizations of deferred annuities, and pension risk transfer. These contracts subject the insurer to risks over a period that extends beyond the period or periods in which premiums are collected. These contracts may be either non-life contingent or life contingent. Non-life contingent annuities are accounted for as investment contracts. For life contingent annuities, the Company records a liability at the present value of future annuity payments and estimated future expenses calculated using expected mortality and expense assumptions. Any gross premiums received in excess of the net premium is the deferred profit liability ("DPL") and is recognized separately in income in a constant relationship with the discounted amount of the insurance in-force or expected future benefit payments. These liabilities are recorded in policy liabilities in the consolidated statement of financial position.

Market risk benefits ("MRB") are measured at fair value at the cohort level. Total attributed fees will include explicit rider fees and will not be negative or exceed total contract fees and assessments collectible from the contract holder. There are only rider charges and surrender charges. Surrender charges will not be included in the fair value measurement, as surrender charges do not fund any future benefits. Cash flows are projected using risk-neutral scenarios generated by the company. The Company establishes MRB assets and liabilities for guaranteed minimum withdraw benefits ("GMWB") associated with equity-indexed annuity contracts.

The actuarial assumptions used in the MRB calculation are the company’s best estimate assumptions. Assumptions are adjusted to reflect fair value by applying a margin for non-hedgeable risk and an adjustment for own credit spread through the discount rate. The risk-free discount rate is the scenario specific US treasury rate. The assumptions used for MRB are consistent with other fair value calculations performed by American National.

Policyholders’ account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life and investments-type contracts. For fixed products, these are generally equal to the accumulated deposits plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments. Indexed product account balances are equal to the sum of host and embedded derivative reserves computed.

Liabilities for unpaid claims and claim adjustment expenses (“CAE”) are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and IBNR claim liabilities. Case reserves include the liability for reported but unpaid claims. IBNR liabilities include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as IBNR claims. These liabilities also include an estimate of the expense associated with settling claims, including legal and other fees, and the general expenses of administering the claims adjustment process.

Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for collectability. Recoveries of gross ultimate losses under our non-catastrophe reinsurance are estimated by a review of individual large claims and the ceded portion of IBNR using assumed distribution of loss by percentage retained. Recoveries of gross ultimate losses under our catastrophe reinsurance are estimated by applying reinsurance treaty terms to estimates of gross ultimate losses. The most significant assumption is the average size of the individual losses for those claims that have occurred but have not yet been reported and our estimate of gross ultimate losses. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses settle.
Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of American National. Separate account assets include funds representing the investments of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. American National reports separately, as assets and liabilities, investments held in such separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. In addition, American National's qualified pension plan assets are included in separate accounts. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated statements of operations. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National.

Funds withheld represents amounts contractually withheld by the Company in accordance with the agreement with Freestone Re Ltd. ("Freestone") on a modified coinsurance ("modco") basis.   For this agreement, assets that support the net reserves or as defined in the treaty, are withheld and legally owned by the ceding company. Interest, recorded in net investment income, accrues to these assets at calculated rates as defined by the treaty terms. Funds withheld also contains an embedded derivative associated with the returns generated by the underlying assets that are within the modco account. The value of this embedded derivative represents investment returns that will ultimately be passed on to Freestone. The embedded derivative is recognized at fair value on a recurring basis and the change in fair value is recognized within Net investment income in the consolidated statements of operations.

Premiums, benefits, claims incurred, and expenses

Traditional ordinary life and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuity premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue. Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contract holders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders including mortality charges, surrender charges actually paid, and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.
Property and casualty premiums are recognized as revenue over the period of the contract in proportion to the amount of insurance protection, which is generally recognized evenly over the contract period, net of reinsurance ceded. Claims incurred consist of claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business at December 31, 2023 and 2022 comprised approximately 4.0% and 3.8% of the life insurance in-force and 18.0% and 29.5% of life premiums at December 31, 2023 and 2022, respectively.

For all other participating business, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

Federal income taxes

American National files a consolidated life and non-life federal income tax return with its parent , BAMR US Holdings LLC ("BAMR US"), a subsidiary of Brookfield Reinsurance Ltd. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return, and therefore file separate returns. In accordance with the Company’s tax sharing agreement with BAMR US, tax liabilities for the consolidated federal income tax return are calculated as if each subsidiary filed a separate federal income tax return. If the Company has taxable income, it pays its share of the consolidated federal income tax liability to BAMR US. However, if the Company incurs a tax loss, the tax benefit is recovered by decreasing subsequent year’s federal income tax payments to BAMR US.

Deferred income tax assets and liabilities are recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50%  likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included within “Other liabilities” in the consolidated statements of financial position. American National recognizes interest expense and penalties related to uncertain tax positions, if applicable, as income tax expense in the consolidated statements of operations. Accrued interest expense and penalties related to uncertain tax positions are reported as "Other liabilities" in the consolidated statements of financial position.

Pension and postretirement benefit plans

Pension and postretirement benefit obligations and costs for our frozen benefit plans are estimated using assumptions including demographic factors such as retirement age and mortality.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. For this purpose, a hypothetical bond portfolio to match the expected monthly benefit payments under the pension plan was constructed with the resulting yield of the portfolio used as a discount rate.

In developing the investment return assumption, we relied on a model that utilizes the following factors:
•	Current yield to maturity of fixed income securities
•	Forecasts of inflation, GDP growth, and total return for each asset class
•	Historical plan performance
•	Target asset allocation
•	Standard deviations and correlations related to historical and expected future returns of each asset class and inflation
The resulting assumption is the assumed rate of return for the plans’ target asset allocation, net of investment expenses, and reflects anticipated returns of the plans’ current and future assets.

Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.

Litigation contingencies

Existing and potential litigation is reviewed quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and reasonably estimable. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

Note 3 – Recently Issued Accounting Pronouncements

Transition Date Impacts of the Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
Due to the acquisition of American National by Brookfield Reinsurance on May 25, 2022 and the guidelines under ASC 805, Business Combinations, the inception date for all contracts issued before that date became May 25, 2022. Under purchase accounting guidelines, fair value of equity must be equal to the purchase price at the acquisition date. As a result, there will not be any impact to the opening balances of retained earnings or accumulated other comprehensive income due to the adoption of the standard on the transition date of May 25, 2022.
The transition impact of the MRBs and LFPB will be recorded to VOBA liability resulting in no impact to shareholders equity, as noted above.

The following table presents a summary of the Transition Date impacts associated with the implementation of LDTI to the consolidated balance sheet (in thousands):
	Future Policy Benefits	Market Risk Benefits	VOBA Liability
As previously reported, May 25, 2022	$4,017,886	$—	$515,149
Reclassification of carrying amount of contracts and contract features that are market risk benefits	(107,433)	107,433	—
Adjustment to reflect transition impact to balance established as part of purchase accounting upon the Brookfield acquisition	(348,181)	64,579	283,601
As adjusted, May 25, 2022	$3,562,272	$172,012	$798,750

The following table represents transition impacts for future policy benefits by segment.

	Term Life	Whole Life	Annuity
As previously reported, May 25, 2022	$590,891	$1,611,915	$1,354,230
Reclassification of carrying amount of contracts and contract features that are market risk benefits	—	—	—
Adjustment to reflect transition impact to balance established as part of purchase accounting upon the Brookfield acquisition	(92,326)	(222,836)	(32,479)
As adjusted, May 25, 2022	$498,565	$1,389,079	$1,321,751

The following table represents the transition impact to market risk benefits by segment.
Annuity
As previously reported, May 25, 2022	$107,432
Adjustment to reflect transition impact to balance established as part of purchase accounting upon the Brookfield acquisition	64,580
As adjusted, May 25, 2022	$172,012

The Transition Date impacts associated with the implementation of LDTI were applied as follows:

Market risk benefits - The full retrospective transition approach for MRBs required assessing products to determine whether contract or contract features expose the Company to other than nominal capital market risk. The population of MRBs identified was then reviewed to determine the historical measurement model prior to adoption of LDTI.

At the Transition Date, the impacts to the financial statements of the full retrospective approach for MRBs include the following:

•	The amounts previously recorded for these contracts within additional insurance liabilities and other insurance liabilities were reclassified to MRB liabilities;

•
The difference between the fair value of the MRBs and the previously recorded carrying value at the Transition Date, including the cumulative effect of changes in nonperformance risk of the Company, was recorded as an adjustment to the opening balance of VOBA liability.

Note 3 - Recently Issued Accounting Pronouncements - (Continued)
Liability for future policy benefits - The full retrospective transition approach for LFPB utilized a defined valuation premium method. This process required grouping contracts in-force as of the Transition Date into cohorts, and then calculating revised LFPB using an updated net premium ratio, best estimate cash flow assumptions without a provision for adverse deviation and the locked-in discount rate. The decrease to the liability for future policy benefits at transition is driven by unlocking of assumptions and measurement at upper medium grade discount rates for traditional life and life contingent payout annuity business.

Due to the acquisition of American National by Brookfield Reinsurance on May 25, 2022 , the balances of deferred acquisition costs, deferred profit liability, unearned revenue, and sales inducement assets were written down to $0 at the acquisition date. As a result, there is no impact to these balances at transition.
The following table presents amounts previously reported in 2022, the effect on those amounts of the change due to the adoption of ASU 2018-12 as described in Note 2, and the currently reported amounts in the  Consolidated Statement of Financial Position and the Consolidated Statement of Operations (in thousands).
	December 31, 2022
	Pre-Adoption	Effect of Adoption	As Adjusted
Reinsurance recoverables, net of allowance for credit losses	$211,298	$40,717	$252,016
Deferred policy acquisition costs	607,177	(140,061)	467,116
Deferred tax asset	353,528	(47,592)	305,936
Market risk benefit asset	—	10,329	10,329
Funds withheld receivable	10,020,698	(119,100)	9,901,598
Other assets	240,385	14,560	254,944
Assets related to discontinued operations	8,292,608	349,134	8,641,742
Total assets	$38,837,646	$107,987	$38,945,633

Future policy benefits	4,657,621	(591,617)	4,066,004
Market risk benefit liabilities	—	54,340	54,340
Funds withheld payable	9,996,814	104,539	10,101,353
Other liabilities	445,891	12,556	458,447
Liabilities related to discontinued operations	5,403,938	360,215	5,764,153
Total liabilities	34,708,292	(59,967)	34,648,325
Retained earnings	(319,972)	(105,951)	(425,923)
Accumulated other comprehensive income (loss)	(721,611)	273,905	(447,706)
Total liabilities and equity	$38,837,646	$107,987	$38,945,633
Note 3 - Recently Issued Accounting Pronouncements - (Continued)
	For the Period from May 25, 2022 through December 31, 2022
	Pre-Adoption	Effect of Adoptions	As Adjusted
Total premiums and other revenues	$839,397	$—	$839,397

Policyholder benefits	348,194	(2,935)	345,259
Interest credited	29,212	9,775	38,987
Other operating expenses	142,703	39,849	182,552
Future policy benefit remeasurement losses	—	5,318	5,318
Change in deferred policy acquisition costs	(122,916)	28,688	(94,227)
Change in fair value of MRB	—	25,421	25,421
Total benefits, losses and expenses	555,620	106,117	661,737
Income before federal income tax and other items	283,777	(106,117)	177,660
Less: Provision (benefit) for federal income taxes
Current	(5,245)	—	(5,245)
Deferred	54,432	(22,284)	32,147
Total provision for federal income taxes	49,187	(22,284)	26,902
Income after federal income tax	234,589	(83,832)	150,758
Income from continuing operations	238,046	(83,832)	154,214
Income from discontinued operations, net of tax	103,612	(22,119)	81,493
Net income (loss)	341,658	(105,951)	235,707
Other Adopted Accounting Pronouncements
The Company adopted ASU (ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings ("TDR") and Vintage Disclosures. The Company adopted this standard on January 1, 2023. This ASU eliminates TDR recognition and measurement guidance and, instead, requires that an entity evaluate whether the modification represents a new loan or a continuation of an existing loan. The amendments also enhance existing disclosure requirements and introduce new requirements related to certain modifications of receivables made to borrowers experiencing financial difficulty. This ASU was applied prospectively and did not have a material impact on the consolidated financial statements upon adoption but could change the future recognition and measurement of modified loans.

Note 3 - Recently Issued Accounting Pronouncements - (Continued)
Future Adoption of Accounting Standards
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method
The amendments in this Update permit reporting entities to elect to account for their tax equity investments, regardless of the tax credit program from which the income tax credits are received, using the proportional amortization method if certain conditions are met. The amendments in this Update also require specific disclosures that must be applied to all investments that generate income tax credits and other income tax benefits from a tax credit program for which the entity has elected to apply the proportional amortization method.
		The amendments in this update are effective for the Company for annual and interim reporting periods beginning January 1, 2024.	The impact of this amendment to the Company's Consolidated Financial Statements and Notes to the Consolidated Financial Statements is currently under evaluation.
ASU 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures	The amendments in this Update improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses	The amendments in this update are effective for the Company for annual reporting periods beginning January 1, 2024, and interim reporting periods beginning January 1, 2025.	The impact of this amendment to the Company's Consolidated Financial Statements and Notes to the Consolidated Financial Statements is currently under evaluation.
ASU 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures
The amendments in this Update require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than 5 percent of the amount computed by multiplying pretax income [or loss] by the applicable statutory income tax rate).
		The amendments in this update are effective for the Company for annual reporting periods beginning January 1, 2025.	The impact of this amendment to the Company's Consolidated Financial Statements and Notes to the Consolidated Financial Statements is currently under evaluation.

Note 4 – Investment in Securities

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

	December 31, 2023
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government	$40,943	$52	$(886)	$—	$40,109
U.S. states and political subdivisions	162,243	132	(8,904)	(157)	153,314
Foreign governments	9,403	—	(276)	(24)	9,103
Corporate debt securities	8,987,668	73,454	(333,327)	(14,227)	8,713,568
Collateralized debt securities	1,124,575	7,921	(19,572)	(2,613)	1,110,311
Residential mortgage-backed securities	121,521	351	(3,165)	(634)	118,073
Total bonds available-for-sale	10,446,353	81,910	(366,130)	(17,655)	10,144,478
Total investments in fixed maturity	$10,446,353	$81,910	$(366,130)	$(17,655)	$10,144,478

	December 31, 2022
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government	$15,982	$30	$(543)	$—	$15,469
U.S. states and political subdivisions	194,875	38	(12,597)	(668)	181,648
Foreign governments	9,314	—	(298)	(12)	9,004
Corporate debt securities	7,958,356	5,894	(630,074)	(14,974)	7,319,202
Collateralized debt securities	1,086,363	5,080	(52,496)	(4,035)	1,034,912
Residential mortgage-backed securities	85,730	21	(3,376)	(291)	82,084
Total bonds available-for-sale	9,350,620	11,063	(699,384)	(19,980)	8,642,319
Total investments in fixed maturity	$9,350,620	$11,063	$(699,384)	$(19,980)	$8,642,319

The amortized cost and fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

	December 31, 2023

	Amortized Cost	Fair Value
Due in one year or less	$272,591	$272,005
Due after one year through five years	3,148,207	3,106,557
Due after five years through ten years	2,145,163	2,067,518
Due after ten years	4,880,392	4,698,398
Total	$10,446,353	$10,144,478

Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been presented based on the year of final contractual maturity.

Proceeds from sales of bonds available-for-sale, with the related gross realized gains and losses, are shown below (in thousands):

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through December 31, 2022	Period from January 1, 2022 through May 24, 2022	Year ended December 31, 2021
	December 31, 2023
Proceeds from sales of fixed maturity, bonds available-for-sale	$1,438,080	$2,366,358	$32,728	$30,383
Gross realized gains	1,885	8,732	—	59
Gross realized losses	(31,493)	(38,928)	—	—

Gains and losses are determined using specific identification of the securities sold. All held-to-maturity securities were transferred to available-for-sale through a management election allowed under business combination guidance.

In accordance with various regulations, American National has bonds on deposit with regulating authorities with a carrying value of $29.5 million and $28.0 million at December 31, 2023 and December 31, 2022, respectively. In addition, American National has pledged bonds in connection with certain agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $39.2 million and $44.7 million at December 31, 2023 and December 31, 2022, respectively.

The components of the change in net unrealized gains (losses) on debt securities are shown below, on a pre-tax basis (in thousands):
	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Bonds available-for-sale: change in unrealized losses	$404,101	$(906,010)	$(997,300)	$(248,756)
Short-term change in unrealized losses	(18,292)	(13,076)	—	—
Adjustments for
Deferred policy acquisition costs	—	—	199,027	58,281
Participating policyholders’ interest	—	8,647	13,478	8,275
Deferred federal income tax benefit	(81,020)	188,903	164,085	39,346
Change in net unrealized losses on debt securities, net of tax	$304,789	$(721,536)	$(620,710)	$(142,854)

The components of the change in net gains (losses) on equity securities are shown below (in thousands):

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Unrealized gains (losses) on equity securities	$(3,479)	$25,189	$(6,545)	$32,870
Net gains (losses) on equity securities sold	11,668	38	(5,801)	288,206
Net gains (losses) on equity securities	$8,189	$25,227	$(12,346)	$321,076
The gross unrealized losses and fair value of bonds available-for-sale, aggregated by investment category and length of time individual securities have been in a continuous unrealized loss position due to market factors are shown below (in thousands, except number of issues):

	December 31, 2023
	Less than 12 months			12 months or more			Total
	Number of Issues	Gross Unrealized Losses	Fair Value	Number of Issues	Gross Unrealized Losses	Fair Value	Number of Issues	Gross Unrealized Losses	Fair Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government	3	$(493)	$22,870	12	$(393)	$12,216	15	$(886)	$35,086
U.S. states and political subdivisions	32	(916)	24,799	33	(7,988)	110,975	65	(8,904)	135,774
Foreign governments	—	—	—	2	(276)	9,103	2	(276)	9,103
Corporate debt securities	800	(115,165)	1,912,743	956	(218,162)	4,514,477	1,756	(333,327)	6,427,220
Residential mortgage-backed securities	2	(886)	32,646	27	(2,279)	43,604	29	(3,165)	76,250
Collateralized debt securities	57	(2,106)	116,586	138	(17,466)	545,631	195	(19,572)	662,217
Total	894	$(119,566)	$2,109,644	1,168	$(246,564)	$5,236,006	2,062	$(366,130)	$7,345,650

	December 31, 2022
	Less than 12 months			12 months or more			Total
	Number of Issues	Gross Unrealized Losses	Fair Value	Number of Issues	Gross Unrealized Losses	Fair Value	Number of Issues	Gross Unrealized Losses	Fair Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government	16	$(543)	$12,152	—	$—	$—	16	$(543)	$12,152
U.S. states and political subdivisions	81	(12,597)	168,853	—	—	—	81	(12,597)	168,853
Foreign governments	2	(298)	9,005	—	—	—	2	(298)	9,005
Corporate debt securities	1,345	(630,074)	6,473,924	—	—	—	1,345	(630,074)	6,473,924
Residential mortgage-backed securities	12	(3,376)	73,155	—	—	—	12	(3,376)	73,155
Collateralized debt securities	12	(52,496)	883,408	—	—	—	12	(52,496)	883,408
Total	1,468	$(699,384)	$7,620,497	—	$—	$—	1,468	$(699,384)	$7,620,497

Note 4 - Investment in Securities (Continued)

Several assumptions and underlying estimates are made in the evaluation of allowance for credit loss. Examples include financial condition, near term and long-term prospects of the issue or issuer, including relevant industry conditions and trends and implications of rating agency actions and offering prices. Based on this evaluation, unrealized losses on bonds available-for-sale where an allowance for credit loss was not recorded were concentrated in the Company's fixed maturity securities within the transportation sector.

Equity securities by market sector distribution are shown below, based on fair value:

	December 31, 2023		December 31, 2022
Energy and utilities	$13,618	2.0%	$9,236	3.7%
Finance	121,821	17.9	225,807	91.0
Other	544,858	80.1	12,978	5.2
Total	$680,297	100.0%	$248,021	100.0%

Allowance for Credit Losses

Available-for-Sale Securities—For available-for-sale bonds in an unrealized loss position, the Company first assesses whether it intends to sell the security or will be required to sell the security before recovery of its amortized cost basis. If either of these criteria are met, the security’s amortized cost basis is written down to fair value through income. For bonds available-for-sale that do not meet either indicated criteria, the Company evaluates whether the decline in fair value has resulted from credit events or market factors. In making this assessment, management first calculates the extent to which fair value is less than amortized cost, and then may consider any changes to the rating of the security by a rating agency, and any specific conditions related to the security. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security is compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss exists and an allowance for credit losses is recorded through income, limited to the amount fair value is less than amortized cost. Any remaining unrealized loss is recognized in other comprehensive income.

When the discounted cash flow method is used to determine the allowance for credit losses, management's estimates incorporate expected prepayments, if any. Model inputs are considered reasonable and supportable for three years. A mean reversion is applied in years four and five. Credit loss allowance is not measured on accrued interest receivable because the balance is written off to net investment income in a timely manner, within 90 days. Changes in the allowance for credit losses are recognized through the consolidated statement of operations as "(Increase) decrease in investment credit loss."

No accrued interest receivables were written off as of December 31, 2023 and 2022.

The rollforward of the allowance for credit losses for available-for-sale debt securities is shown below (in thousands):
Successor	U.S. State and Political Subdivisions	Foreign Governments	Corporate Debt Securities	Collateralized Debt Securities	Residential Mortgage Backed Securities	Total
Balance, May 25, 2022	$—	$—	$—	$—	$—	$—
Increase in allowance related to purchases	—	—	—	—	—	—
Reduction in allowance related to disposition	—	—	—	—	—	—
Allowance on securities that had an allowance recorded in a previous period	—		—	—	—	—
Allowance on securities where credit losses were not previously recorded	(668)	(12)	(14,974)	(4,035)	(291)	(19,980)
Balance, December 31, 2022	(668)	(12)	(14,974)	(4,035)	(291)	(19,980)
Increase in allowance related to purchases	—	—	—	—	—	—
Reduction in allowance related to disposition	522	—	7,448	2,694	159	10,823
Allowance on securities that had an allowance recorded in a previous period	(11)	(12)	(2,026)	(189)	(62)	(2,300)
Allowance on securities where credit losses were not previously recorded	—	—	(4,675)	(1,083)	(440)	(6,198)
Balance, December 31, 2023	$(157)	$(24)	$(14,227)	$(2,613)	$(634)	$(17,655)

Predecessor	U.S. State and Political Subdivisions	Foreign governments	Corporate Debt Securities	Collateralized Debt Securities	Residential Mortgage Backed Securities	Total
Beginning balance, January 1, 2021	$—	$—	$(5,329)	$—	$(68)	$(5,397)
Increase in allowance related to purchases	—	—	(4,424)	(2,344)	(51)	(6,819)
Reduction in allowance related to disposition	—	—	3,742	—	—	3,742
Allowance on securities that had an allowance recorded in a previous period	—	—	1,409	—	(9)	1,400
Allowance on securities where credit losses were not previously recorded	(14)	—	(1,421)	(356)	(3)	(1,794)
Balance, December 31, 2021	(14)	—	(6,023)	(2,700)	(131)	(8,868)
Increase in allowance related to purchases	(1)	—	(11,787)	—	—	(11,788)
Reduction in allowance related to disposition	—	—	181	—	—	181
Allowance on securities that had an allowance recorded in a previous period	(48)	—	970	(968)	(17)	(63)
Allowance on securities where credit losses were not previously recorded	(20)	—	(8,435)	(33)	—	(8,488)
Balance , May 24, 2022	$(83)	$—	$(25,094)	$(3,701)	$(148)	$(29,026)

Credit Quality Indicators

The Company monitors the credit quality of bonds available-for-sale through the use of credit ratings provided by third party rating agencies, which are updated on a monthly basis. Information is also gathered regarding the asset performance of available-for-sale bonds. The two traditional metrics for assessing interest rate risks are interest-coverage ratios and capitalization ratios, which can also be used in the assessment of credit risk. These risks are mitigated through the diversification of bond investments. Categories of diversification include credit ratings, geographic locations, maturities, and market sector.

Note 5 – Mortgage Loans

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering both the location of the underlying collateral as well as the type of mortgage loan. The geographic categories come from the U.S. Census Bureau's "Census Regions and Divisions of the United States."

The distribution based on carrying amount of mortgage loans by location is as follows (in thousands, except percentages):

	December 31, 2023		December 31, 2022
	Amount	Percentage	Amount	Percentage
East North Central	$716,840	14.7%	$789,980	16.2%
East South Central	38,184	0.8	52,370	1.1
Mountain	1,144,519	23.5	1,174,695	24.1
Pacific	791,596	16.3	793,267	16.3
South Atlantic	894,941	18.4	870,839	17.8
West South Central	1,000,867	20.6	992,819	20.3
Other	355,900	5.7	213,546	4.2
Total	$4,942,847	100.0%	$4,887,516	100.0%

As of December 31, 2023 and 2022, loans in foreclosure and loans foreclosed are as follows (in thousands, except number of loans):

	December 31, 2023		December 31, 2022
Foreclosure and foreclosed	Number of Loans	Recorded Investment	Number of Loans	Recorded Investment
In foreclosure	—	$—	1	$27,001
Filed for bankruptcy	—	—	—	—
Total in foreclosure	—	$—	1	$27,001

Foreclosed	3	$79,430	—	$—

The age analysis of past due loans is shown below (in thousands, except percentages):

	30-59 Days Past Due	60-89 Days Past Due	More Than 90 Days Past Due	Total	Current	Total
December 31, 2023						Amount	Percentage
Apartment	$—	$50,000	$—	$50,000	$863,409	$913,409	18.6%
Hotel	—	13,213	—	13,213	766,566	779,779	15.9
Industrial	—	—	—	—	926,423	926,423	18.8
Office	22,182	—	5,260	27,442	954,330	981,772	18.4
Parking	—	—	9,257	9,257	364,300	373,557	7.6
Retail	—	—	—	—	674,541	674,541	13.7
Storage	—	—	—	—	71,225	71,225	1.4
Other	26,052	—	—	26,052	246,761	272,813	5.6
Total	$48,234	$63,213	$14,517	$125,964	$4,867,555	$4,993,519	100.0%
Allowance for credit losses						(50,672)
Total, net of allowance						$4,942,847

	30-59 Days Past Due	60-89 Days Past Due	More Than 90 Days Past Due	Total	Current	Total
December 31, 2022						Amount	Percentage
Apartment	$—	$—	$—	$—	$701,197	$701,197	14.3%
Hotel	—	—	—	—	882,701	882,701	18.0
Industrial	—	—	—	—	879,560	879,560	17.9
Office	—	—	27,001	27,001	1,083,807	1,110,808	22.6
Parking	—	—	—	—	379,346	379,346	7.7
Retail	—	—	—	—	714,300	714,300	14.5
Storage	—	—	—	—	70,682	70,682	1.4
Other	—	—	—	—	185,064	185,064	3.6
Total	$—	$—	$27,001	$27,001	$4,896,657	$4,923,658	100.0%
Allowance for credit losses						(36,142)
Total, net of allowance						$4,887,516

Through the COVID-19 pandemic, American National provided modifications to loans in the form of forbearance of principal and interest payments for up to six months, extensions of maturity dates, and/or provisions for interest only payments. As a result of improved economic conditions, all loans have been paid in full or have completed the modified terms and returned to the original loan agreement as of December 31, 2022, except for three loans. These three loans received additional modifications in the form of extended maturity dates or interest only periods. All loans have fully repaid deferred interest on COVID modifications as of December 31, 2023.

Modifications to Borrowers Experiencing Financial Difficulty

The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period of time (where interest continues to accrue) or may involve more substantive changes to a loan. Changes to the terms of a loan, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan.

For commercial mortgage loans, modifications for borrowers experiencing financial difficulty are tailored for individual loans and may include interest rate relief, maturity extensions or, less frequently, principal forgiveness. For residential mortgage loans, the most common modifications for borrowers experiencing financial difficulty, aside from insignificant delays in payment, typically involve interest rate relief, deferral of missed payments to the end of the loan term, or maturity extensions.

For the year ended December 31, 2023, the Company granted additional extensions on nine previously restructured loans totaling $141 million in amortized cost. The loan term modifications ranged from 3 months to 24 months and represented approximately 2.4% of the portfolio segment.

Allowance for Credit Losses

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses and allowances. The allowance for credit losses is based upon the current expected credit loss model. The model considers past loss experience, current economic conditions, and reasonable and supportable forecasts of future conditions. Reversion for the allowance calculation is implicit in the models used to determine the allowance. The methodology uses a discounted cash flow approach based on expected cash flows.

The Predecessor balance of $85.9 million at May 24, 2022 was closed out and the Successor recovered the entire allowance balance after the Merger as required by PGAAP guidance. The provision of $36.1 million is the net amount of recovery and adjustment for the period from May 25, 2022 through December 31, 2022. Refer to Note 1, Nature of Operations, for more information.

The rollforward of the allowance for credit losses for mortgage loans is shown below (in thousands):

Successor	Commercial Mortgage Loans
Balance at May 25, 2022	$—
Provision	(36,142)
Balance at December 31, 2022	(36,142)
Provision	(14,530)
Balance at December 31, 2023	$(50,672)

Predecessor	Commercial Mortgage Loans
Balance at January 1, 2021	$(116,021)
Provision	26,588
Balance at December 31, 2021	(89,433)
Provision	3,544
Balance at May 24, 2022	$(85,889)

The increase in allowance from prior year is primarily driven by Office loans with anticipated losses of $34 million. These allowances are partially offset by lower allowances on improving properties.

The asset and allowance balances for credit losses for mortgage loans by property-type are shown below (in thousands):

	December 31, 2023		December 31, 2022
	Asset Balance	Allowance	Asset Balance	Allowance
Apartment	$913,409	$(3,155)	$701,197	$(1,111)
Hotel	779,779	(1,849)	882,701	(5,314)
Industrial	926,423	(807)	879,560	(3,980)
Office	981,772	(27,208)	1,110,808	(17,360)
Parking	373,557	(2,598)	379,346	(4,833)
Retail	674,541	(3,079)	714,300	(3,103)
Storage	71,225	—	70,682	—
Other	272,813	(11,976)	185,064	(441)
Total	$4,993,519	$(50,672)	$4,923,658	$(36,142)

Credit Quality Indicators

Mortgage loans are segregated by property-type and quantitative and qualitative allowance factors are applied. Qualitative factors are developed quarterly based on the pooling of assets with similar risk characteristics and historical loss experience adjusted for the expected trend in the current market environment. Credit losses are pooled by property-type as it represents the most similar and reliable risk characteristics in our portfolio. The amortized cost of mortgage loans by year of origination by property-type are shown below (in thousands):

	Amortized Cost Basis by Origination Year
	2023	2022	2021	2020	2019	Prior	Total
Apartment	$2,050	$392,811	$269,227	$72,351	$76,378	$100,592	$913,409
Hotel	64,801	171,469	32,157	38,808	94,452	378,092	779,779
Industrial	971	272,143	159,057	164,898	121,432	207,922	926,423
Office	93,608	101,098	1,200	23,912	45,778	716,176	981,772
Parking	—	50,294	28,848	26,810	—	267,605	373,557
Retail	—	207,910	118,523	60,928	24,601	262,579	674,541
Storage	—	8,157	20,461	36,117	—	6,490	71,225
Other	29,437	120,978	44,544	—	28,251	49,603	272,813
Total	$190,867	$1,324,860	$674,017	$423,824	$390,892	$1,989,059	$4,993,519
Allowance for credit losses							(50,672)
Total, net of allowance							$4,942,847

Generally, mortgage loans are secured by first liens on income-producing real estate with a loan-to-value ratio of up to 75%. It is the Company's policy to not accrue interest on loans that are 90 days delinquent and where amounts are determined to be uncollectible. At December 31, 2023, three commercial loans were past due over 90 days or in non-accrual status.

Off-Balance Sheet Credit Exposures

The Company has off-balance sheet credit exposures related to non-cancellable unfunded commitment amounts on commercial mortgage loans. We estimate the allowance for these exposures by applying the allowance rate we computed for each property type to the related outstanding commitment amounts. As of December 31, 2023, we have included a $3.5 million liability in other liabilities on the consolidated statements of financial position based on unfunded loan commitments of $465.2 million.

Note 6 - Real Estate and Other Investments

The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, and equity in earnings from equity method real estate joint ventures. Real estate investments were as follows as of December 31, 2023 and 2022 (in thousands, except percentages):
	December 31,
	Successor
	2023	2022
Income Type	Carrying Value
Leased real estate	$515,321	$315,946
Real estate partnerships	178,017	56,173
Total real estate and real estate partnerships	$693,338	$372,119

	December 31,
	Successor
	2023		2022
Property Type	Carrying value
Leased real estate investments	Amount	Percentage	Amount	Percentage
Hotel	$13,933	2.7%	$14,988	4.7%
Industrial	—	—	—	—
Land	—	—	—	—
Office	295,854	57.4	176,583	55.9
Retail	143,223	27.8	122,621	38.8
Apartments	59,783	11.6	—	—
Other	2,528	0.5	1,754	0.6
Total leased real estate investments	$515,321	100.0%	$315,946	100.0%

	December 31,
	Successor
	2023		2022
Geography Type	Carrying value
Leased real estate investments	Amount	Percentage	Amount	Percentage
East North Central	$36,393	7.1%	$40,256	12.7%
East South Central	4,576	0.9	3,649	1.2
Mountain	18,297	3.6	37,122	11.7
Pacific	70,765	13.7	81,456	25.8
South Atlantic	182,567	35.4	47,136	14.9
West South Central	124,804	24.2	84,550	26.8
Other	77,919	15.1	21,777	6.9
Total leased real estate investments	$515,321	100.0%	$315,946	100.0%

As of December 31, 2023 and 2022, no real estate investments met the criteria as held-for-sale.

Consolidated VIEs

American National regularly invests in real estate partnerships and frequently participates in the design with the sponsor, but in most cases, its involvement is limited to financing. Some of these partnerships have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct significant activities of the entity and is deemed the primary beneficiary. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third-parties that may affect the fair value or risk of its variable interest in the VIEs in 2023 or 2022.

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

	December 31, 2023	December 31, 2022
Fixed maturity securities, bonds available-for-sale, at estimated fair value	$63,025	$—
Private loans, net	187,849	—
Equity securities, at fair value	15,004	—
Investment funds	4,480	799,886
Total investments	$270,358	$799,886
Cash and cash equivalents	19,647	—
Other assets	48,614	—
Total assets of consolidated VIEs	$338,619	$799,886
Total liabilities of consolidated VIEs	$—	$—

For other real estate partnership VIEs, American National is not the primary beneficiary as major decisions impacting the economic activities of the VIE require consent from both partners. The carrying amount and maximum exposure to loss relating to these unconsolidated VIEs follows (in thousands):

Unconsolidated VIEs

	December 31, 2023		December 31, 2022
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Mortgage loans on real estate	420,240	420,240	126,760	126,760
Accrued investment income	1,509	1,509	421	421

American National’s equity in earnings of real estate partnerships is the Company’s share of operating earnings and realized gains from investments in real estate joint ventures and other limited partnership interests (“joint ventures”) using the equity method of accounting.

The Company's total investment in investment funds, real estate partnerships, and other partnerships of which substantially all are limited liability companies ("LLCs") or limited partnerships, consists of the following (in thousands):

	December 31, 2023	December 31, 2022
Investment funds	$1,487,073	$1,138,917
Real estate partnerships	178,017	56,713
Total investments in partnerships	$1,665,090	$1,195,630

Note 7 – Derivative Instruments

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. These options are not designated as hedging instruments for accounting purposes under GAAP. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except number of instruments):

Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	December 31, 2023			December 31, 2022
		Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value

Equity-indexed options	Other invested assets	495	$ 3,795,800	$ 218,221	393	$ 3,485,800	$ 118,312
Equity-indexed embedded derivative	Policyholders’ account balances	134,823	3,574,884	814,955	128,888	3,371,712	671,215

		Successor		Predecessor
		Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Operations	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Equity-indexed options	Net investment income (loss)	$(107,324)	$(36,622)	$(121,794)	$122.716
Equity-indexed embedded derivative	Interest credited to policyholders’ account balances	(149,545)	58,775	95,189	(102)

The Company’s use of derivative instruments exposes it to credit risk in the event of non-performance by counterparties. The Company has a policy of only dealing with counterparties it believes are creditworthy and obtaining sufficient collateral where appropriate, as a means of mitigating the financial loss from defaults. The Company holds collateral in cash and notes secured by U.S. government-backed assets. The non-performance risk is the net counterparty exposure based on fair value of open contracts less fair value of collateral held. The Company maintains master netting agreements with its current active trading partners. A right of offset has been applied to collateral that supports credit risk and has been recorded in the consolidated statements of financial position as an offset to “Other invested assets” with an associated payable to “Other liabilities” for excess collateral.

Information regarding the Company’s exposure to credit loss on the options it holds is presented below (in thousands):

		December 31, 2023
Counterparty	Moody/S&P Rating	Options Fair Value	Collateral Held in Cash	Collateral Held in Invested Assets	Total Collateral Held	Collateral Amounts Used to Offset Exposure	Excess Collateral	Exposure Net of Collateral
Bank of America	A2/A-	$23,236	$22,930	$—	$22,930	$22,930	$—	$306
Barclays	Baa2/BBB	23,821	13,733	10,000	23,733	23,733	—	88
Credit Suisse	Baa1/BBB	13,055	14,860	—	14,860	13,055	1,805	—
ING	Baa1/A-	9,867	9,810	—	9,810	9,810	—	57
JP Morgan Chase	A1/A-	12,148	12,370	—	12,370	12,148	—	—
Morgan Stanley	A1/A-	42,984	38,166	5,700	43,866	42,984	882	—
NATIXIS*	A1/A	3,483	3,420	—	3,420	3,420	—	63
Truist	A3/A-	56,795	51,850	5,000	56,850	56,795	55	—
Wells Fargo	A1/BBB+	32,832	33,490	—	33,490	32,833	657	(1)
Total		$218,221	$200,629	$20,700	$221,329	$217,708	$3,399	$513

		December 31, 2022
Counterparty	Moody/S&P Rating	Options Fair Value	Collateral Held in Cash	Collateral Held in Invested Assets	Total Collateral Held	Collateral Amounts Used to Offset Exposure	Excess Collateral	Exposure Net of Collateral
Bank of America	A2/A-	$4,473	$4,500	$—	$4,500	$4,473	$27	$—
Barclays	Baa2/BBB	26,615	16,902	10,000	26,902	26,615	287	—
Credit Suisse	Baa1/BBB	4,924	4,260	—	4,260	4,260	—	664
ING	Baa1/A-	8,559	8,650	—	8,650	8,559	91	—
Morgan Stanley	A1/A-	23,420	17,386	5,700	23,086	23,086	—	334
NATIXIS*	A1/A	18,841	19,130	—	19,130	18,841	289	—
Truist	A3/A-	21,052	16,410	5,000	21,410	21,052	358	—
Wells Fargo	A1/BBB+	10,428	10,570	—	10,570	10,428	142	—
Total		$118,312	$97,808	$20,700	$118,508	$117,314	$1,194	$998
*	Collateral is prohibited from being held in invested assets.

Note 8 – Net Investment Income and Realized Investment Gains (Losses)

Net investment income is shown below (in thousands):

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Bonds	$285,466	$143,896	$148,841	$342,714
Short-term investments	152,350	34,204	3,030	2,060
Equity securities	15,949	2,512	592	21,714
Mortgage loans	51,194	149,862	118,508	250,897
Real estate and real estate partnerships	17,323	(93,626)	2,293	2,270
Investment funds	75,949	20,586	29,004	90,836
Equity-indexed options	(9,774)	(30,828)	(121,794)	122,716
Other invested assets	48,778	23,041	24,623	54,717
Total	$637,235	$249,647	$205,097	$887,924

Net investment income from equity method investments, comprised of real estate partnerships and investment funds was $78.5 million, $30.0 million, $29.1 million, and $90.9 million for the year ended December 31, 2023, the period from May 25, 2022 through  December 31, 2022, the period from January 1, 2022 through May 24, 2022 and the year ended December 31, 2021, respectively.

Net realized investment gains (losses) are shown below (in thousands):

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Bonds	$(2,452)	$11,123	$6,291	$35,828
Mortgage loans	(10,683)	—	—	(768)
Real estate	12,244	(6,565)	1,006	(197)
Other invested assets	(12,702)	421	300	226
Total	$(13,593)	$4,979	$7,597	35,089

Note 9 – Fair Value of Financial Instruments

The carrying amount and fair value of financial instruments are shown below (in thousands):

	December 31, 2023		December 31, 2022
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Fixed maturity, bonds available-for-sale	$10,144,478	$10,144,478	$8,642,319	$8,642,319
Equity securities	680,297	680,297	248,021	248,021
Equity-indexed options, included in other invested assets	218,221	218,221	118,312	118,312
Mortgage loans on real estate, net of allowance	4,942,847	4,298,254	4,887,516	4,672,447
Policy loans	352,106	352,106	334,138	334,138
Short-term investments	2,561,194	2,561,194	1,205,462	1,205,462
Separate account assets ($1,163,260 and $1,012,499 included in fair value hierarchy)	1,188,989	1,188,989	1,045,217	1,045,217
Separately managed accounts, included in other invested assets	104,698	104,698	127,291	127,291
Total financial assets	$20,192,830	$19,548,237	$16,608,276	$16,393,207
Financial liabilities
Investment contracts	$12,793,818	$12,793,818	$9,940,130	$9,940,130
Embedded derivative liability for equity-indexed contracts	816,189	816,189	671,215	671,215
Separate account liabilities ($1,163,260 and $1,012,499 included in fair value hierarchy)	1,188,989	1,188,989	1,045,217	1,045,217
Total financial liabilities	$14,798,996	$14,798,996	$11,656,562	$11,656,562

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2
Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Valuation Techniques for Financial Instruments Recorded at Fair Value

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The fair value for fixed maturity securities that are disclosed as Level 1 measurements are based on unadjusted quoted market prices for identical assets that are readily available in an active market. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes. The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, pricing source quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent pricing source (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate the price is indicative only, American National includes these fair value estimates in Level 3.

For securities priced using a quote from an independent pricing source, such as the equity-indexed options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimated fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. If applicable, these estimates would be disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services annually.

Short-term Investments—Short-term investments are primarily commercial paper rated A2 or P2 or better by Standard & Poor's and Moody's, respectively. Commercial paper is carried at amortized cost which approximates fair value. These investments are classified as Level 2 measurements.

Separate Account Assets and Liabilities—Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of American National. Separate account assets include funds representing the investments of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. American National reports separately, as assets and liabilities, investments held in such separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. In addition, American National's qualified pension plan assets are included in separate accounts. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated statements of operations. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National.

The separate account assets included on the quantitative disclosures fair value hierarchy table are comprised of short-term investments, equity securities, and fixed maturity bonds available-for-sale. Equity securities are classified as Level 1 measurements. Short-term investments and fixed maturity securities are classified as Level 2 measurements. These classifications for separate account assets reflect the same fair value level methodologies as listed above as they are derived from the same vendors and follow the same process.

The separate account assets also include cash and cash equivalents, investment funds, accrued investment income, and receivables for securities. These are not financial instruments and are not included in the quantitative disclosures of fair value hierarchy table.

The balances and changes in separate account assets and liabilities for the year ended December 31, 2023 were as follows (in thousands):

	December 31, 2023
	Variable Life	Variable Annuities	Pension	Total
Balance, beginning of year	$230,148	$349,820	$465,249	$1,045,217
Premiums and deposits	11,015	64,415	1,585	77,015
Policy charges	(9,513)	(4,602)	(241)	(14,356)
Surrenders and withdrawals	(17,099)	(73,750)	(261)	(91,110)
Benefit payments	—	—	(22,959)	(22,959)
Investment performance	50,463	60,253	92,357	203,073
Net transfers from (to) general account	(2,424)	(5,467)	—	(7,891)
Balance, end of period	$262,590	$390,669	$535,730	$1,188,989

Cash Surrender Value	$260,879	$382,080	$—	$642,959

	December 31, 2022
	Variable Life	Variable Annuities	Pension	Total
Balance, beginning of year	$303,409	$455,150	$562,353	$1,320,912
Premiums and deposits	11,053	62,492	1,289	74,834
Policy charges	(9,701)	(4,393)	(201)	(14,295)
Surrenders and withdrawals	(13,754)	(68,462)	(242)	(82,458)
Benefit payments	—	—	(26,520)	(26,520)
Investment performance	(59,540)	(79,809)	(71,430)	(210,779)
Net transfers from (to) general account	(1,319)	(15,158)	—	(16,477)
Balance, end of period	$230,148	$349,820	$465,249	$1,045,217

Cash Surrender Value	$229,715	$346,044	$—	$575,759

Embedded Derivatives—The amounts reported within policyholder contract deposits include equity linked interest crediting rates based on the S&P 500 within indexed annuities and indexed life. The following unobservable inputs are used for measuring the fair value of the embedded derivatives associated with the policyholder contract liabilities:
•
Lapse rate assumptions are determined by company experience. Lapse rates are generally assumed to be lower during a contract’s surrender charge period and then higher once the surrender charge period has ended. Decreases to the assumed lapse rates generally increase the fair value of the liability as more policyholders persist to collect the crediting interest pertaining to the indexed product. Increases to the lapse rate assumption decrease the fair value.

•
Mortality rate assumptions vary by age and gender based on company and industry experience. Decreases to the assumed mortality rates increase the fair value of the liabilities as more policyholders earn crediting interest. Increases to the assumed mortality rates decrease the fair value as higher decrements reduce the potential for future interest credits.

•
Equity volatility assumptions begin with current market volatilities and grow to long-term values. Increases to the assumed volatility will increase the fair value of liabilities, as future projections will produce higher increases in the linked index. At December 31, 2023 and December 31, 2022, the one year implied volatility used to estimate embedded derivative value was 16.4% and 23.4%, respectively.

Fair values of indexed life and annuity liabilities are calculated using the discounted cash flow technique. Shown below are the significant unobservable inputs used to calculate the Level 3 fair value of the embedded derivatives within policyholder contract deposits (in millions, except range percentages):

	Fair Value			Range
	December 31, 2023	December 31, 2022	Unobservable Input	December 31, 2023	December 31, 2022
Security type
Embedded derivative
Indexed Annuities	$770.3	$659.2	Lapse Rate	1-50%	1-50%
			Mortality Multiplier	100%	100%
			Equity Volatility	10-62%	16-66%
Indexed Life	45.9	12	Equity Volatility	10-62%	16-66%

Quantitative Disclosures

The fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Assets and Liabilities Carried at Fair Value by Hierarchy Level at December 31, 2023
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity, bonds available-for-sale
U.S. treasury and government	$40,109	$40,109	$—	$—
U.S. states and political subdivisions	153,314	—	153,314	—
Foreign governments	9,103	—	9,103	—
Corporate debt securities	8,713,568	—	5,607,431	3,106,137
Residential mortgage-backed securities	118,073	—	118,073	—
Collateralized debt securities	1,110,311	—	272,901	837,410
Total bonds available-for-sale	10,144,478	40,109	6,160,822	3,943,547
Equity securities
Common stock	585,778	23,071	—	562,707
Preferred stock	94,519	19,592	—	74,927
Total equity securities	680,297	42,663	—	637,634
Options	218,221	—	—	218,221
Short-term investments	2,561,194	1,096,830	—	1,464,364
Separate account assets	1,163,260	405,737	757,523	—
Separately managed accounts	104,698	—	—	104,698
Total financial assets	$14,872,148	$1,585,339	$6,918,345	$6,368,464
Financial liabilities
Embedded derivative for equity-indexed contracts	$816,189	$—	$—	$816,189
Separate account liabilities	1,163,260	405,737	757,523	—
Total financial liabilities	$1,979,449	$405,737	$757,523	$816,189

	Assets and Liabilities Carried at Fair Value by Hierarchy Level at December 31, 2022
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity, bonds available-for-sale
U.S. treasury and government	$15,469	$15,469	$—	$—
U.S. states and political subdivisions	181,648	—	181,648	—
Foreign governments	9,004	—	9,004	—
Corporate debt securities	7,319,202	—	6,732,562	586,640
Residential mortgage-backed securities	82,084	—	82,084	—
Collateralized debt securities	1,034,912	—	258,526	776,386
Total bonds available-for-sale	8,642,319	15,469	7,263,824	1,363,026
Equity securities
Common stock	193,305	20,416	—	172,889
Preferred stock	54,716	20,100	—	34,616
Total equity securities	248,021	40,516	—	207,505
Options	118,312	—	—	118,312
Short-term investments	1,205,462	22,967	—	1,182,495
Separate account assets	1,012,499	313,752	698,747	—
Separately managed accounts	127,291	—	—	127,291
Total financial assets	$11,353,904	$392,704	$7,962,571	$2,998,629
Financial liabilities
Embedded derivative for equity-indexed contracts	$671,215	$—	$—	$671,215
Separate account liabilities	1,012,499	313,752	698,747	—
Total financial liabilities	$1,683,714	$313,752	$698,747	$671,215

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):
	Level 3
	Assets			Liability
Successor	Investment Securities	Equity-Indexed Options	Separately Managed Accounts	Embedded Derivative
Beginning balance, May 25, 2022	$299,445	$113,313	$112,866	$688,938
Net gain (loss) for derivatives and bonds included in net investment income	1,586	(36,622)	—	—
Net change included in interest credited	—	—	—	(58,775)
Net fair value change included in other comprehensive income	(129,302)	—	(367)	—
Purchases, sales and settlements or maturities
Purchases	2,597,034	60,928	32,654	—
Sales	(15,737)	—	(17,862)	—
Settlements or maturities	—	(19,307)	—	—
Premiums less benefits	—	—	—	41,052
Ending balance, December 31, 2022	$2,753,026	$118,312	$127,291	$671,215
Net gain (loss) for derivatives and bonds included in net investment income	21,116	104,311	529	—
Net change included in interest credited	—	—	—	149,545
Net fair value change included in other comprehensive income	171,044	—	(4,973)	—
Purchases, sales and settlements or maturities
Purchases	8,197,646	126,983	21,127	—
Sales	(4,997,047)	—	(39,276)	—
Settlements or maturities	(100,240)	(131,384)	—	—
Premiums less benefits	—	—	—	(4,571)
Ending balance at December 31, 2023	$6,045,545	$218,222	$104,698	$816,189

	Level 3
	Assets			Liability
Predecessor	Investment Securities	Equity-Indexed Options	Separately Managed Accounts	Embedded Derivative
Balance, January 1, 2021	$79,578	$233,956	$64,424	$609,693
Net loss for derivatives included in net investment income	—	—	—	—
Net change included in interest credited	—	—	—	102
Net fair value change included in other comprehensive income	3,269	122,716	—	—
Purchases, sales and settlements or maturities	—	—	—	—
Purchases	147,640	—	1,444	—
Sales	(31,603)	0	56,712	—
Settlements or maturities	—	92,389	(22,697)	—
Premiums less benefits	—	—	—	162,808
Gross transfers into Level 3	—	(197,705)	—	—
Gross transfers out of Level 3	—	—	—	—
Balance, December 31, 2021	$198,884	$251,356	$99,883	772,603
Net loss for derivatives included in net investment income	—	(121,794)	—	—
Net change included in interest credited	—	—	—	(95,189)
Net fair value change included in other comprehensive income	395	—	(367)	—
Purchases, sales and settlements or maturities	—	—	—	—
Purchases	123,731	41,699	23,046	—
Sales	(23,565)	—	(9,696)	—
Settlements or maturities	—	(57,948)	—	—
Premiums less benefits	—	—	—	11,524
Ending balance at May 24, 2022	$299,445	$113,313	$112,866	$688,938

Within the net gain (loss) for derivatives included in net investment income were unrealized gains of $57.0 million and $(28.8) million, relating to assets still held at December 31, 2023 and 2022, respectively.

There were no transfers between Level 1 and Level 2 fair value hierarchies during the periods presented. American National’s valuation of financial instruments categorized as Level 3 in the fair value hierarchy are based on valuation techniques that use significant inputs that are unobservable or had a decline in market activity that obscured observability. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and discounted cash flow methodology based on spread/yield assumptions. Approximately $7,015.0 million of investment securities were priced by third party services as of December 31, 2023.

Equity-Indexed Options—Certain over the counter equity options are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility and forward price/dividend assumptions. Other primary inputs include interest rate assumptions (risk-free rate assumptions), and underlying equity quoted index prices for identical or similar assets in markets that exhibit less liquidity relative to those markets.

The following summarizes the fair value (in thousands), valuation techniques and unobservable inputs of the Level 3 fair value measurements:
	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Range/Weighted Average
Security type
Investment securities
Common stock	$961	Guideline public company method (1)	Recurring Revenue Multiple	6.3	x
		CVM	LTM EBITDA Multiple	0
			LTM Revenue Multiple	2.1	x
			NCY Cash Flow Multiple	5.0	x
			NCY EBITDA Multiple	0.0	x
			LQA Recurring Revenue Multiple (5)	0
Preferred stock	$4,771	Guideline public company method	LTM Revenue Multiple (2)	4	x
		CVM	Priced at cost, LTM EBITDA Multiple	0.00
			LTM EBITDA Multiple	12.7	x
			NCY CF Multiple	5	x
			Term (Years)	1.1
			LTM EBITDA (est.) Multiple	7.5	x
			NTM Adj. EBITDA Multiple	9	x
			NCY Cash Flow Multiple	5	x
			Market Transaction	0
Bonds	$197,544	Priced at cost
Separately managed accounts	$104,698	Discounted cash flows (yield analysis)	Discount rate	8.8-18.5%
		CVM	NCY EBITDA	0	x
		Market transaction		N/A

Successor	Fair Value at December 31, 2022	Valuation Technique	Unobservable Input	Range/Weighted Average
Security type
Investment securities
Common stock	$1,131	Guideline public company method (1)	LTM Revenue Multiple	0.0	x
		CVM	NCY Revenue Multiple (4)	0.6	x
			NCY EBITDA Multiple	5.5	x
			LQA Recurring Revenue Multiple (5)	7.25
Preferred stock	$5,058	Guideline public company method	LTM Revenue Multiple (2)	5.40	x
		CVM	NCY Revenue Multiple	6.82	x
			LTM EBITDA Multiple	5.5	x
			NCY EBITDA Multiple (3)	5.5	x
Bonds	$197,652	Priced at cost	Coupon rate	4.00-11.13%
Separately managed accounts	$127,291	Discounted cash flows (yield analysis)	Discount rate	7.60-21.10%
		CVM	NCY EBITDA	0	x
		Market transaction		N/A
(1)	Guideline public company method uses price multiples from data on comparable public companies. Multiples are then adjusted to account for differences between what is being valued and comparable firms.
(2)	LTM Revenue Multiple valuation metric shows revenue for the past 12 month period.
(3)	Next Calendar Year (“NCY”) EBITDA Multiple is the forecasted EBITDA expected to be achieved over the next calendar year.
(4)	NCY Revenue forecast revenue over the next calendar year.
(5)	Last quarter annualized recurring revenue. Total recurring revenue realized during the previous quarter multiplied by 4.

Investment Securities—These bonds use cost as the best estimate of fair value. They are valued at cost because the value would not change unless there is a fundamental deterioration in the portfolio. There is no observable market valuation price or third-party sources that provide market values for these securities since they are not publicly traded. The common and preferred stock are valued at market transaction, option pricing method, or guideline public company method based on the best available information.

Separately Managed Accounts—The separately managed account manager uses the mid-point of a range from a third-party to price these securities. Discounted cash flows (yield analysis) and market transactions approach are used in the valuation. They use discount rate which is considered an unobservable input.

Fair Value Information About Financial Instruments Not Recorded at Fair Value

Information about fair value estimates for financial instruments not measured at fair value is discussed below:

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan-by-loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property-type, lien priority, payment type and current status.

Policy Loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans such that they cannot be separated from the policy contracts, the unpredictable timing of repayments and the fact that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Investment Contracts—The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset at anniversary.

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis are shown below (in thousands):

December 31, 2023
	FV Hierarchy Level	Carrying Amount	Fair Value
Financial assets
Mortgage loans on real estate, net of allowance	Level 3	$ 4,942,847	$ 4,298,254
Policy loans	Level 3	352,106	352,106
Total financial assets		$ 5,294,953	$ 4,650,360
Financial liabilities
Investment contracts	Level 3	$ 12,793,818	$ 12,793,818
Total financial liabilities		$ 12,793,818	$ 12,793,818

	December 31, 2022
	FV Hierarchy Level	Carrying Amount	Fair Value
Financial assets
Mortgage loans on real estate, net of allowance	Level 3	4,887,516	4,672,447
Policy loans	Level 3	334,138	334,138
Total financial assets		$ 5,221,654	$ 5,006,585
Financial liabilities
Investment contracts	Level 3	$ 9,940,130	$ 9,940,130
Total financial liabilities		$ 9,940,130	$ 9,940,130

Note 10 – Deferred Policy Acquisition Costs and Value of Business Acquired

The changes in the asset for DAC and VOBA for the year ended December 31, 2023 and the period from May 25, 2022 through December 31, 2022 were as follows (in thousands):

Successor	Life	Annuity	Health	Property & Casualty	Total
Beginning balance, May 25, 2022	$300,728	$38,358	$3,977	$29,826	$372,889
Additions	97,393	13,408	7,441	48,040	166,282
Amortization	(22,212)	(3,076)	(6,060)	(40,707)	(72,055)
Net change	75,181	10,332	1,381	7,333	94,227
Beginning balance, December 31, 2022	375,909	48,691	5,358	37,158	467,116
Additions	140,426	83,596	7,806	43,898	275,726
Amortization	(37,899)	(6,788)	(5,107)	(44,324)	(94,118)
Net change	102,527	76,808	2,699	(426)	181,608
Ending balance, December 31, 2023	$478,436	$125,499	$8,057	$36,732	$648,724

Commissions comprise the majority of additions to deferred policy acquisition costs.

The following table provides the projected VOBA amortization expenses for a five-year period and thereafter (in thousands):

Years	Asset
2023	$28,656
2024	25,688
2025	23,343
2026	21,282
2027	19,855
Thereafter	204,141
Total amortization expense	$322,965

The amortization of the VOBA asset is included in the change in deferred acquisition costs in the consolidated statements of operations.

Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses

The liability for unpaid claims and claim adjustment expenses (“claims”) for health and property and casualty insurance is included in “Policy and contract claims” in the consolidated statements of financial position and is the amount estimated for incurred but not reported (“IBNR”) claims and claims that have been reported but not settled. The liability for unpaid claims is estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, less anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur. The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims. There have been no significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

Information regarding the liability for unpaid claims is shown below (in thousands):

	Successor
	Year Ended	Period from May 25, 2022 through
	December 31, 2023	December 31, 2022
Unpaid claims balance, beginning	$151,099	$140,335
Less: Reinsurance recoverables	116,257	104,900
Net beginning balance	34,842	35,435
Incurred related to
Current	94,940	34,441
Prior years	(21,936)	(2,150)
Total incurred claims	73,004	32,291
Paid claims related to
Current	59,549	26,554
Prior years	16,802	4,283
Less: Total paid claims	76,351	30,837
Net balance	31,495	36,889
Plus: Reinsurance recoverables	122,541	107,171
Unpaid claims balance, ending	$154,036	$144,060

Estimates for ultimate incurred claims attributable to insured events of prior years’ decreased by approximately $21.9 million during the year ended December 31, 2023 and decreased by $2.2 million during the same period in 2022. The favorable development in 2023 was related to health lines of business. The favorable development in 2022 during the "Predecessor" period was a reflection of  lower-than-anticipated settlement of losses emerging from commercial automotive, agribusiness, commercial business owner and guaranteed asset protection waiver lines of business, and for the "Successor" period a reflection of lower-than-anticipated settlement of losses emerging from Managing General Underwriting, credit health, worksite health, personal Auto, commercial auto and agribusiness lines of business .

For short-duration health insurance claims, the total of IBNR plus expected development on reported claims included in the liability for unpaid claims and claim adjustment expenses at December 31, 2023 and December 31, 2022 was $1.7 million and $7.0 million, respectively.

Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses - (Continued)

The reconciliation of the net incurred and paid claims development tables to the liability for claims and claim adjustment expenses in the consolidated statement of financial position is as follows (in thousands):
	December 31, 2023	December 31, 2022
Net outstanding liabilities
Credit Property and Casualty	$20,210	$—
Credit Life	839	634
Health	4,846	10,591
Credit Health	3,357	3,653
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	29,252	14,878
Reinsurance recoverable on unpaid claims
Credit Property & Casualty	1,902	—
Credit Life	259	725
Health	98,143	88,886
Credit Health	1,095	1,473
Total reinsurance recoverable on unpaid claims	101,399	91,084
Insurance lines other than short-duration	13,093	8,681
Other	156,486	—
Total gross liability for unpaid claims and claim adjustment expense	$300,230	$114,643

Property and Casualty Reserving Methodology—The following methods are utilized:
•
Initial Expected Loss Ratio—This method calculates an estimate of ultimate losses by applying an estimated loss ratio to actual earned premium for each calendar/accident year. This method is appropriate for classes of business where the actual paid or reported loss experience is not yet mature enough to influence initial expectations of the ultimate loss ratios.

•
Pegged Frequency and Severity—This method uses actual claims count data and emergence patterns of older accident periods to project the ultimate number of reported claims for a given accident year. A similar process projects the ultimate average severity per claim so that the product of the two projections results in a projection of ultimate loss for a given accident year.

•
Bornhuetter-Ferguson—This method uses, as a starting point, either an assumed Initial Expected Loss Ratio Method or Pegged Frequency and Severity method and blends in the loss ratio or frequency and severity implied by the claims experience to date by using loss development patterns based on our historical experience. This method is generally appropriate where there are few reported claims and an unstable pattern of reported losses.

•
Loss or Expense Development (Chain Ladder)—This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. This method is appropriate when there is a relatively stable pattern of loss and expense emergence and a relatively large number of reported claims.

•
Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development—This method uses the ratio of paid defense and cost containment expense to paid loss data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.

•
Calendar Year Paid Adjusting and Other Expense to Paid Loss—This method uses a selected prior calendar years’ paid expense to paid loss ratio to project ultimate loss adjustment expenses for adjusting and other expense. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume that a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim’s life.

For most credit property and casualty products, IBNR liability is calculated as a percentage of pro rata unearned premium, with the specific percentage for a given product line informed by a traditional completion factor claim reserve analysis.
Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses - (Continued)

The expected development on reported claims is the sum of a pay-to-current reserve and a future reserve. The pay-to-current reserve is calculated for each open claim having a monthly indemnity and contains the amount required to pay the open claim from the last payment date to the current valuation date. The future reserve is calculated by assigning to each open claim a fixed reserve amount based on the historical average severity. For debt cancellation products and involuntary unemployment insurance, this reserve is calculated using published valuation tables.

Cumulative claim frequency information is calculated on a per claim basis. Claims that do not result in a liability are not considered in the determination of unpaid liabilities.

For any given line of business, none of these methods are relied on exclusively. With minor exceptions, multiple methods may be used for a line of business as a check for reasonableness of our reselected reserve value.

The following contains information about incurred and paid claims development as of December 31, 2023, net of reinsurance, as well as cumulative claim frequency and the total of IBNR liabilities plus expected development on reported claims included within the net incurred claims amounts. The information about incurred and paid claims development for the years ended December 31, 2014 to 2022 is presented as supplementary information.

Credit Property and Casualty—Consists of credit property insurance, vendor’s or lender’s single interest insurance, GAP insurance, GAP waiver, debt cancellation products, involuntary unemployment insurance and collateral protection insurance. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance			As of December 31, 2023
	Years ended December 31,			IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2022	*	2023
2022	$52,300		$50,025	$—	15,587
2023			78,831	12,671	16,843
	Total		$128,856

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	2022	*	2023
2022	$37,578		$49,482
2023			59,347
	Total		108,829
All outstanding liabilities before 2022, net of reinsurance*			183
Liabilities for claims and claim adjustment expenses, net of reinsurance			$20,210
*	Unaudited supplementary information.

Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses - (Continued)

Credit Life—For credit life products, IBNR is calculated as a percentage of life insurance in-force. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance			As of December 31, 2023
	Years ended December 31,			IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2022	*	2023
2022	$5,118		$5,660	$7	58
2023			4,202	832	22
	Total		$9,862

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	2022	*	2023
2022	$4,503		$5,653
2023			3,370
	Total		9,023
All outstanding liabilities before 2022, net of reinsurance*			—
Liabilities for claims and claim adjustment expenses, net of reinsurance			$839
*	Unaudited supplementary information.

Health Reserving Methodology—The following methods are utilized:
•
Completion Factor Approach—This method assumes that the historical claim patterns will be an accurate representation of unpaid claim liabilities. An estimate of the unpaid claims is calculated by subtracting period-to-date paid claims from an estimate of the ultimate “complete” payment for all incurred claims in the period. Completion factors are calculated which “complete” the current period-to-date payment totals for each incurred month to estimate the ultimate expected payout.

•
Tabular Claims Reserves—This method is used to calculate the reserves for long-term care and disability income blocks of business. These reserves rely on published valuation continuance tables created using industry experience regarding assumptions of continued morbidity and subsequent recovery. Reserves are calculated by applying these continuance tables, along with appropriate company experience adjustments, to the stream of contractual benefit payments. These expected benefit payments are discounted at the required interest rate.

•
Future Policy Benefits—Reserves are equal to the aggregate of the present value of expected future benefit payments, less the present value of expected future premiums. Morbidity and termination assumptions are based on our experience or published valuation tables when available and appropriate.

•
Premium Deficiency Reserves—Deficiency reserves are established when the expected future claim payments and expenses for a classification of policies are in excess of the expected premiums for these policies. The determination of a deficiency reserve takes into consideration the likelihood of premium rate increases, the timing of these increases, future net investment income, and the expected benefit utilization patterns. We have established premium deficiency reserves for portions of the major medical business and the long-term care business that are in run-off. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness, and the reserve amount is monitored against emerging losses.

There is no expected development on reported claims in the health blocks. Claim frequency is determined by totaling the number of unique claim numbers during the period as each unique claim number represents a claim event for an individual claimant.

Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses - (Continued)

Health—Consists of stop-loss and other supplemental health products. This line of business has substantially all claims settled and paid in less than five years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance					As of December 31, 2023
	Years ended December 31,					IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2019*	2020*	2021*	2022*	2023
2019	$15,061	$20,941	$16,891	$16,925	$16,921	$—	30,625
2020		12,086	13,343	11,075	11,071	—	25,049
2021			13,113	16,693	14,922	1	23,583
2022				9,173	8,556	223	29,025
2023					7,021	393	23,325
				Total	$58,491

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	2019*	2020*	2021*	2022*	2023
2019	$10,697	$16,889	$16,889	$16,889	$16,889
2020		6,870	11,046	11,046	11,047
2021			7,994	15,036	14,899
2022				5,164	8,482
2023					6,688
				Total	58,005
	All outstanding liabilities before 2019, net of reinsurance*				4,360
Liabilities for claims and claim adjustment expenses, net of reinsurance					$4,846
*	Unaudited supplementary information.

Credit Health Reserving Methodology—The following methods are utilized:

Tabular Claims Reserves—These reserves rely on published valuation continuance tables. The insured's age at disablement, the duration of the claim and the remaining term of the policy are used to provide a factor which is applied to the remaining exposure to calculate the present value of future benefits for insureds on claim.

The claim liability consists of IBNR and Due/Unpaid. The IBNR utilizes an inventory type method based on historical patterns of claim payments incurred but not reported within the last six months of the valuation date.

The Due/Unpaid reserves are the amount needed to pay an open claim from the last date of payment to the reserve valuation date.

Note 11 – Liability for Unpaid Claims and Claim Adjustment Expenses - (Continued)

Credit Health—The claim liability consists of credit disability. This line of business has substantially all claims settled and paid in less than five years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance					As of December 31, 2023
	Years ended December 31,					IBNR Plus Expected Development	Cumulative Number of Reported Claims
Accident Year	2019*	2020*	2021*	2022*	2023
2019	$3,659	$3,453	$3,356	$3,329	$3,328	$27	2,950
2020		3,441	3,409	3,369	3,223	78	2,509
2021			3,071	3,142	2,912	125	1,792
2022				2,529	2,513	256	1,446
2023					2,420	576	922
				Total	$14,396

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	20 19	*	2020	*	2021	*	2022	*	2023
2019	$1,144		$2,459		$2,920		$3,148		$3,244
2020			1,103		2,410		2,798		2,976
2021					1,020		2,103		2,517
2022							822		1,703
2023									599
							Total		11,039
	All outstanding liabilities before 2019, net of reinsurance*								—
	Liabilities for claims and claim adjustment expenses, net of reinsurance								$3,357
*	Unaudited supplementary information.

The following table is supplementary information. A 10-year average annual percentage payout of incurred claims is shown below:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Credit P&C	75.2%	24.8%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Credit Life	79.9%	20.1%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Note 12 – Federal Income Taxes

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Successor				Predecessor
	Year Ended December 31, 2023		Period from May 25, 2022 through December 31, 2022		Period from January 1, 2022 through May 24, 2022		Year Ended December 31, 2021
	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate
Total expected income tax expense at the statutory rate	$71,534	21.0%	$37,309	21.0%	$9,670	21.0%	$108,295	21.0%
Tax-exempt investment income	(387)	(0.1)	(420)	(0.2)	(510)	(1.1)	(762)	(0.1)
Tax credits, net	(14,994)	(4.4)	(12,956)	(7.3)	(2,212)	(4.8)	(4,984)	(1.0)
Low income housing tax credit expense	3,062	0.9	2,034	1.1	1,318	2.9	4,672	0.9
Other items, net	(4,119)	(1.2)	935	0.5	413	0.8	(3,421)	(0.7)
Provision (benefit) for federal income taxes	$55,096	16.2%	$26,902	15.1%	$8,679	18.8%	$103,800	20.1%

American National’s federal income tax returns for tax years 2020 to 2022 are subject to examination by the Internal Revenue Service. In 2021, we filed amended returns for tax years 2017 and 2018 resulting in a tax refund. Our refunds were received in April 2023. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld

As of December 31, 2023, American National had no provision for uncertain tax positions and no provision for penalties or interest. In addition, management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would impact American National’s effective tax rate.

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	December 31, 2023	December 31, 2022
DEFERRED TAX ASSETS
Bonds	$204,066	$312,507
Equity Securities	2,368	—
Mortgage loans on real estate	31,602	36,072
Future policy benefits, policyholders' account balances and claims	19,858	—
Deferred compensation	5,796	5,480
Other assets	445	—
Real estate, real estate partnerships and investment funds	574	—
Reinsurance transactions	44,690	25,947
Tax carryforwards	4,007	1,035
Gross deferred tax assets before valuation allowance	313,406	381,041
Valuation allowance	(690)	(680)
Gross deferred tax assets after valuation allowance	312,716	380,361

DEFERRED TAX LIABILITIES
Market risk	1,229	185
Real estate, real estate partnerships and investment funds	—	10,874
Other invested assets	17,200	506
Future policy benefits, policyholders' account balances and claims	—	6,913
Deferred policy acquisition costs	30,651	13,099
Property and equipment	8,920	6,624
Pension and liability for retirement benefits	46,762	20,081
Unearned premium reserve	2,907	2,703
Other liabilities	—	13,440
Gross deferred tax liabilities	107,669	74,425
Total net deferred tax asset (liability)	$205,047	$305,936

GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax assets to an amount that is more-likely-than-not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. There were no material changes to our valuation allowance recorded during the years ended December 31, 2023 and 2022. Although realization is not assured, management believes it is more-likely-than-not that our remaining deferred tax assets will be realized and that as of December 31, 2023, no additional valuation allowance is required.

On August 16, 2022, the Inflation Reduction Act (the "Act") was signed into law.  The Act included several tax provisions including a corporate alternative minimum tax ("CAMT") effective in 2023.  As of December 31, 2023, American National is not an applicable reporting entity and as such, had no provision under CAMT.

Note 13 – Accumulated Other Comprehensive Income (Loss)

According to PGAAP Accounting, the historic balance of accumulated other comprehensive income (loss) (“AOCI”) was eliminated as a result of the Merger with Brookfield Reinsurance. The components of and changes in AOCI are shown below (in thousands):

Successor	Net Unrealized Gains (Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	Change in Discount Rate Used to Measure LFPB	Change in Fair Value or Market Risk Benefits	Accumulated Other Comprehensive Income (Loss)
Balance, May 25, 2022	$—	$—	$—	$—	$—	$—
Amounts reclassified from AOCI	18,422	1,161	—	—	—	19,583
Unrealized losses arising during the period	(746,788)	—	—	—	—	(746,788)
Unrealized adjustment to DAC	—	—	—	—	—	—
Unrealized losses on investments attributable to participating policyholders’ interest	6,831	—	—	—	—	6,831
Change in discount rates	—	—	—	253,126	—	253,126
Change in fair value market risk benefits	—	—	—	—	20,779	20,779
Foreign currency adjustment	—	—	(1,237)	—	—	(1,237)
Balance, December 31, 2022	(721,535)	1,161	(1,237)	253,126	20,779	(447,706)
Distributions (Note 1)	171,974	739	1,237	(17,663)	—	156,287
Amounts reclassified from AOCI	54,528	81,105	—	—	—	135,633
Unrealized losses arising during the period	250,261	—	—	—	—	250,261
Change in discount rates	—	—	—	(115,043)	—	(115,043)
Change in fair value market risk benefits	—	—	—	—	(19,958)	(19,958)
Balance, December 31, 2023	$(244,772)	$83,005	$—	$120,420	$821	$(40,526)

Predecessor	Net Unrealized Gains (Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	Accumulated Other Comprehensive Income (Loss)
Balance, December 31, 2021	$149,312	$546	$(2,804)	$147,054
Amounts reclassified from AOCI	(6,587)	4,800	—	(1,787)
Unrealized losses arising during the period	(782,002)	—	—	(782,002)
Unrealized adjustment to DAC	157,231	—	—	157,231
Unrealized losses on investments attributable to participating policyholders’ interest	10,648	—	—	10,648
Foreign currency adjustment	—	—	312	312
Balance, May 24, 2022	$(471,398)	$5,346	$(2,492)	$(468,544)
Unrealized losses decreased during the year ended December 31, 2023 as a result of a decrease in benchmark ten-year interest rate on corporate bonds and tightening of credit spreads. The Company does not currently intend to sell nor does it expect to be required to sell any of the securities in an unrealized loss position.

Note 14 – Equity and Noncontrolling Interests

Stock-based Compensation

American National made grants of Restricted Stock (“RS”) Awards, and Restricted Stock Units (“RSU”), pursuant to a stock-based compensation plan. The term for granting additional awards under such plan expired in 2019. Pursuant to the plan, grants were made to certain officers meeting established performance objectives, and grants were made to directors as compensation and to align their interests with those of other shareholders. American National did not have any activity since 2020.

Statutory Capital and Surplus

Risk Based Capital (“RBC”) is a measure defined by the National Association of Insurance Commissioners ("NAIC") and is used by insurance regulators to evaluate the capital adequacy of American National's insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, investment risks related to the type and quality of investments, insurance risks associated with products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 100% of the company action level RBC are required to take certain actions. At December 31, 2023 and 2022, the statutory capital and surplus of ANICO was $2.4 billion and $3.5 billion, respectively, which resulted in a RBC level of 496% and 419% of the company action level. Our other insurance subsidiary had a statutory capital and surplus at December 31, 2023 and December 31, 2022, above 200% of the company action level.

ANICO and its insurance subsidiary prepare financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which include certain components of the National Association of Insurance Commissioners’ Codification of Statutory Accounting Principles (“NAIC Codification”). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of our insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus.

ANICO has been granted a permitted practice from the Texas Department of Insurance to recognize an admitted asset related to the notional value of coverage defined in an excess of loss reinsurance agreement. The permitted practice increases the statutory capital and surplus of ANICO by $548.2 million at December 31, 2023. The statutory capital and surplus of ANICO would have remained above authorized control level RBC had it not used the permitted practice.

The statutory capital and surplus and net income (loss) of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

	December 31, 2023	December 31, 2022
Statutory capital and surplus
Life insurance entities	$2,368,333	$3,522,484
Property and casualty insurance entities	6,750	6,747

	Years ended December 31,
	2023	2022	2021
Statutory net income
Life insurance entities	$(375,167)	$94,935	$(121,679)
Property and casualty insurance entities	2	—	103

Dividends

During the period from January 1, 2022 through  May 25, 2022, ANICO paid a quarterly dividend of $0.82 per share to stockholder's of ANICO in the amount of $23.0 million.

ANICO paid cash dividends of $662.0 million to its parent, American National Group, LLC during the period from May 25, 2022 through December 31, 2022. No cash dividends were paid in 2023.

ANICO is permitted without prior approval of the Texas Department of Insurance to pay total dividends of $236.8 million during 2024.
Noncontrolling Interest

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company owned by its policyholders. ANICO has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6.8 million at December 31, 2023 and December 31, 2022.

American National Insurance Company and its subsidiaries exercise control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as a noncontrolling interest of $99.7 million and $67.5 million at December 31, 2023 and December 31, 2022, respectively.

Note 15 – Commitments and Contingencies

Commitments

American National and its subsidiaries lease insurance sales office space, technological equipment, and automobiles. The remaining long-term lease commitments at December 31, 2023 were approximately $12.2 million.

American National had aggregate commitments at December 31, 2023 to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $1.3 billion, of which $1.0 billion is expected to be funded during 2024, with the remaining balance of $332.1 million to be funded in 2025 and beyond.

In addition, the Company had revolving commitments of $37.5 million expected to be funded during 2024.

American National had outstanding letters of credit in the amount of $3.5 million as of December 31, 2023 and December 31, 2022.

Federal Home Loan Bank (FHLB) Agreements

The Company has access to the FHLB’s financial services including advances that provide an attractive funding source for short-term borrowing and for access to other funding agreements. As of December 31, 2023, certain municipal bonds and collateralized mortgage obligations with a fair value of approximately $7.6 million and commercial mortgage loans of approximately $977.4 million were on deposit with the FHLB as collateral for borrowing. As of December 31, 2023, the collateral provided borrowing capacity of approximately $646.1 million. The deposited securities and commercial mortgage loans are included in the Company’s consolidated statements of financial position within fixed maturity securities and mortgage loans on real estate, net of allowance, respectively.

Litigation

American National and certain subsidiaries are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.

Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity, or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote. Accruals for losses are established whenever they are probable and reasonably estimable. If no one estimate within the range of possible losses is more probable than any other, an accrual is recorded based on the lowest amount of the range.

Note 16 – Related Party Transactions

American National has entered into recurring transactions and agreements with certain related parties. Prior to the Merger, these included mortgage loans, management contracts, agency commission contracts, marketing agreements, health insurance contracts, and legal services. The impact on the consolidated financial statements of significant related party transactions is discussed below.

In 2023, the Company purchased related party investments totaling $3.3 billion, of which $2.1 billion were collateral loans, $1.2 billion in bonds and $52.5 million in commercial mortgage loans. In 2022, the Company purchased $110.8 million in related party investments, composed of $88.9 million in commercial mortgage loans, and $21.9 million in bonds. Investment transactions with related parties are accounted for in the same manner as those with unrelated parties in the financial statements.

For the year ended December 2023 and the period from May 25, 2022 through December 31, 2022, the Company paid investment management fees due to related party arrangements of $26.3 million and $24.2 million, respectively.

On June 1, 2022, the Company signed a Modified Coinsurance (“Modco”) Agreement with Freestone Re Ltd. ("Freestone Re"), a wholly-owned subsidiary of ANAT and a Bermuda company licensed as a Class C insurer under the Bermuda Insurance Act 1978. Under the agreement, ANICO ceded to Freestone Re Ltd. at inception, on a Modco basis, a block of approximately $9.9 billion of in-force annuity policies (Fixed Deferred Annuity, Fixed Index Annuity, and Multi-year Guaranteed Annuity) and certain credit accident and health insurance policies. ANICO ceded 100% of the risk on in-force business as of June 1, 2022 and prospectively ceded quota share of 70% of the risk on new business, on a modified coinsurance basis.

On the closing date of the treaty, ANICO established segregated accounts to hold the assets, primarily consisting of fixed income securities and mortgage loans backing the quota share of the statutory reserves and liabilities of the Modco account. Beginning in September 2023, the Company amended this agreement to stop assuming policies issued subsequent to July 1, 2023.  In December 2023, the Company entered into a new MODCO agreement with ANICO to assume 70% of fixed annuity policies issued from July 1, 2023 to December 31, 2023.As of December 31, 2023 and 2022, the carrying value and fair value of the Funds withheld on modified coinsurance was approximately $11.3 billion and $9.4 billion, respectively.

Note 17 – Liability for Future Policy Benefits

The balances and changes in the liability for future policy benefits for the year ended December 31, 2023 and the period from May 25, 2022 through December 31, 2022 are as follows (in thousands):

	December 31, 2023
	Term Life	Whole Life	Annuity	Health	Pension Risk Transfer
Present value of Expected Net Premiums:
Balance, beginning of period	$1,938,139	$1,294,341	$—	$32,076	$—
Beginning balance at original discount rate	2,135,965	1,379,139	—	33,770	—
Effect of changes in cash flow assumptions	(420,386)	(4,503)	—	3,431	—
Effect of actual variances from expected experience	(74,061)	12,860	1,315	623	—
Adjusted beginning of period balance	1,641,518	1,387,496	1,315	37,824	—
Net issuances (lapses)	36,759	53,298	14,219	(2,199)	870,002
Interest accrual	65,917	44,471	117	1,272	7,047
Net premiums collected	(130,568)	(208,505)	(15,650)	(3,387)	(877,049)
Ending balance at original discount rate	1,613,626	1,276,760	1	33,510	—
Effect of changes in discount rate assumptions	(60,568)	(33,146)	—	(2,417)	—
Balance, end of period	$1,553,058	$1,243,614	$1	$31,093	$—

Present value of Expected Future Policy Benefits:
Balance, beginning of year	$2,412,287	$2,513,599	$1,188,432	$37,205	$2,263
Beginning balance at original discount rate	2,656,641	2,784,525	1,262,342	40,168	2,346
Effect of changes in cash flow assumptions	(418,523)	(5,051)	(204)	7,517	(1,071)
Effect of actual variances from expected experience	(74,314)	12,740	(19,640)	3,793	—
Adjusted beginning of period balance	2,163,804	2,792,214	1,242,498	51,478	1,275
Net issuances (lapses)	36,645	53,281	14,353	(2,624)	878,465
Interest accrual	83,997	(65,880)	39,863	1,566	26,824
Benefit payments	(90,136)	(167,507)	(146,751)	(6,225)	(25,878)
Ending balance at original discount rate	2,194,310	2,612,108	1,149,963	44,195	880,686
Effect of changes in discount rate assumptions	(86,135)	(133,884)	(28,682)	(4,574)	26,745
Balance, end of period	2,108,175	2,478,224	1,121,281	39,621	907,431

Gross liability for future policy benefits	555,117	1,234,610	1,121,280	8,528	907,431
Impact of flooring	—	—	—	—	—
Net liability for future policy benefits	555,117	1,234,610	1,121,280	8,528	907,431
Less: Reinsurance recoverable	(36,230)	—	—	—	—
Net liability for future policy benefits, after reinsurance recoverable	$518,887	$1,234,610	$1,121,280	$8,528	$907,431

Weighted-average liability duration of the liability	14.6	17.6	7.5	7.7	8.7
Undiscounted expected future benefit payments	$4,033,651	$5,512,305	$1,676,883	$81,556	$1,504,546
Undiscounted expected gross premiums	$14,919,139	$8,032,848	$—	$75,811	$—
Gross premiums recognized in statement of operations	$125,064	$177,846	$150,341	$449	$770,751
Interest expense recognized in statement of operations	$18,080	$(110,351)	$39,746	$294	$19,777
Interest accretion rate	4.7%	4.5%	4.6%	3.9%	5.3%
Current discount rate	5.1%	5.0%	4.9%	4.7%	5.0%

Note 17 – Liability for Future Policy Benefits - (Continued)
	December 31, 2022
	Term Life	Whole Life	Annuity		Health
Present value of Expected Net Premiums:
Balance, beginning of period	$2,092,894	$1,429,409	$—		$34,626
Beginning balance at original discount rate	2,092,894	1,429,409	—		34,626
Effect of changes in cash flow assumptions	(3,018)	(1,097)	—		1,479
Effect of actual variances from expected experience	(22,546)	6,965	2,919		(178)
Adjusted beginning of period balance	2,067,331	1,435,276	2,919		35,926
Net issuances (lapses)	117,959	32,284	9,670		(1,083)
Interest accrual	29,155	19,024	41		597
Net premiums collected	(78,480)	(107,445)	(12,630)		(1,670)
Ending balance at original discount rate	2,135,965	1,379,139	—		33,770
Effect of changes in discount rate assumptions	(197,826)	(84,798)	—	-7.787	(1,694)
Balance, end of period	$1,938,139	$1,294,341	$—		$32,076

Present value of Expected Future Policy Benefits:
Balance, beginning of year	$2,586,302	$2,814,982	$1,322,309		$40,606
Beginning balance at original discount rate	2,586,302	2,814,982	1,322,309		40,606
Effect of changes in cash flow assumptions	(3,024)	(1,086)	(158)		1,666
Effect of actual variances from expected experience	(22,618)	7,138	153		1,470
Adjusted beginning of period balance	2,560,660	2,821,034	1,322,303		43,742
Net issuances (lapses)	117,960	32,285	9,274		(1,274)
Interest accrual	35,949	37,704	17,358		716
Benefit payments	(57,929)	(106,498)	(86,593)		(3,017)
Ending balance at original discount rate	2,656,641	2,784,525	1,262,342		40,168
Effect of changes in discount rate assumptions	(244,354)	(270,926)	(73,911)		(2,963)
Balance, end of period	2,412,287	2,513,599	1,188,432		37,205

Gross liability for future policy benefits	474,148	1,219,259	1,188,432		5,129
Impact of flooring	—	308	—		—
Net liability for future policy benefits	474,148	1,219,567	1,188,432		5,129
Less: Reinsurance recoverable	(42,508)	—	—		—
Net liability for future policy benefits, after reinsurance recoverable	$431,641	$1,219,259	$1,188,432		$5,129

Weighted-average liability duration of the liability	13.4	18.7	7.8		10.3
Undiscounted expected future benefit payments	$5,315,635	$6,037,218	$1,847,977		$74,691
Undiscounted expected gross premiums	$5,569,746	$2,727,393	$—		$81,207
Gross premiums recognized in statement of operations	$99,632	$138,428	$14,088		$1,392
Interest expense recognized in statement of operations	$6,794	$18,681	$17,317		$119
Interest accretion rate	4.7%	4.4%	4.4%		4.0%
Current discount rate	5.4%	5.3%	5.2%		4.7%

Note 17 – Liability for Future Policy Benefits - (Continued)
The reconciliation of liability for future policy benefits to the liability for future policy benefits in the consolidated statement of financial position follows (in thousands):

	December 31, 2023	December 31, 2022
Term life	$555,117	$474,148
Whole life	1,234,610	1,219,258
Annuity	1,121,280	1,188,432
Health	8,528	5,129
Pension Risk Transfer	907,431	—
Deferred profit liability	109,674	22,604
VOBA	830,903	771,824
Liability for future policy benefits not subject to LDTI	514,648	384,609
Total	$5,282,191	$4,066,004

Note 18 - Policyholder Account Balances
Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustment.
The balances and changes in policyholders' account balances for the year ended December 31, 2023 and the period from May 25, 2022 through December 31, 2022 were as follows (in thousands):
	December 31, 2023
	Universal Life	Equity Indexed Universal Life	Fixed Deferred Annuity	Equity Indexed Annuity
Balance, beginning of period	$1,035,302	$606,833	$6,253,881	$4,327,276
Issuances	34,525	45,197	3,979,050	380,190
Premiums received	240,583	141,638	20,467	10,504
Policy charges	(248,955)	(92,938)	(5,429)	(32,289)
Surrenders and withdrawals	(73,773)	(21,231)	(1,303,119)	(581,975)
Interest credited	28,305	61,395	273,101	231,018
Balance, end of period	$1,015,987	$740,894	$9,217,951	$4,334,724

Weighted-average crediting rate	2.8%	9.1%	3.5%	5.3%
Net amount at risk	$20,779,658	$16,037,877	$—	$392,017
Cash surrender value	$891,159	$588,495	$8,729,117	$3,715,892

Note 18 - Policyholder Account Balances - (Continued)
	December 31, 2022
	Universal Life	Equity Indexed Universal Life	Fixed Deferred Annuity	Equity Indexed Annuity
Balance, beginning of period	$1,030,054	$558,329	$5,835,725	$4,305,057
Issuances	19,071	22,535	781,683	249,405
Premiums received	137,814	79,351	23,757	1,977
Policy charges	(143,271)	(50,118)	(810)	(8,732)
Surrenders and withdrawals	(23,366)	(8,616)	(478,772)	(232,204)
Interest credited	15,001	5,352	92,298	11,773
Balance, end of period	$1,035,303	$606,833	$6,253,881	$4,327,276

Weighted-average crediting rate	1.60%	0.92%	1.53%	0.27%
Net amount at risk	$20,997,901	$14,638,140	$—	$313,347
Cash surrender value	$1,224,061	$465,625	$5,925,757	$3,837,491
The reconciliation of policyholders’ account balances to the policyholders’ account balances’ liability in the consolidated statement of financial position are shown below (in thousands):
	December 31, 2023	December 31, 2022
Universal life	$1,015,987	$1,035,302
Equity indexed universal life	740,894	606,833
Fixed deferred annuity	9,217,950	6,253,881
Equity indexed annuity	4,334,724	4,327,276
Single premium immediate annuity	260,018	276,568
Variable universal life	46,814	37,601
Variable deferred annuity	8,469	16,754
Other	2,939	1,235
Total	$15,627,795	$12,555,450

Note 18 - Policyholder Account Balances - (Continued)
The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums are shown below (in thousands):
		December 31, 2023
	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 - 50 Basis Points Above	51 - 150 Basis Points Above	> 150 Basis Points Above	Total
Universal Life	0.00%-1.00%	$—	$—	$—	$—	$—
	1.00%-2.00%	22,077	2,042	11,445	—	35,564
	2.00%-3.00%	401,505	—	148,086	—	549,591
	Greater than 3.00%	430,832	—	—	—	430,832
	Total	$854,414	$2,042	$159,531	$—	$1,015,987

Equity Indexed Universal Life	0.00%-1.00%	$151,759	$—	$132,932	$386,861	$671,552
	1.00%-2.00%	—	—	69,342	—	69,342
	2.00%-3.00%	—	—	—	—	—
	Greater than 3.00%	—	—	—	—	—
	Total	$151,759	$—	$202,274	$386,861	$740,894

Fixed Deferred Annuity	0.00%-1.00%	$—	$—	$—	$—	$—
	1.00%-2.00%	300,569	356,283	1,676,794	1,546,474	3,880,120
	2.00%-3.00%	730,757	390,175	37,818	4,087,858	5,246,608
	Greater than 3.00%	82,616	6,520	891	1,195	91,222
	Total	$1,113,942	$752,978	$1,715,503	$5,635,527	$9,217,950

Equity Indexed Annuity	0.00%-1.00%	$2,310,061	$28,245	$479,914	$648,784	$3,467,004
	1.00%-2.00%	368,296	46,481	137,667	79,471	631,915
	2.00%-3.00%	85,113	9,541	6,264	134,887	235,805
	Greater than 3.00%	—	—	—	—	—
	Total	$2,763,470	$84,267	$623,845	$863,142	$4,334,724

		December 31, 2022
	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 - 50 Basis Points Above	51 - 150 Basis Points Above	> 150 Basis Points Above	Total
Universal Life	0.00%-1.00%	$—	$—	$—	$—	$—
	1.00%-2.00%	10,840	2,111	8,614	—	21,565
	2.00%-3.00%	391,594	—	149,034	—	540,628
	Greater than 3.00%	473,110	—	—	—	473,110
	Total	$875,544	$2,111	$157,648	$—	$1,035,303

Equity Indexed Universal Life	0.00%-1.00%	$—	$—	$—	$—	$—
	1.00%-2.00%	384,434	—	27,189	130,797	542,420
	2.00%-3.00%	—	—	64,413	—	64,413
	Greater than 3.00%	—	—	—	—	—
	Total	$384,434	$—	$91,602	$130,797	$606,833

Fixed Deferred Annuity	0.00%-1.00%	$—	$—	$—	$—	$—
	1.00%-2.00%	407,148	485,033	2,013,064	1,783,329	4,688,574
	2.00%-3.00%	920,532	469,203	19,657	56,060	1,465,452
	Greater than 3.00%	93,393	4,947	1,314	201	99,855
	Total	$1,421,073	$959,183	$2,034,035	$1,839,590	$6,253,881

Equity Indexed Annuity	0.00%-1.00%	$3,114,852	$773	$645,924	$50,375	$3,811,924
	1.00%-2.00%	237,354	93,952	106,122	9,106	446,534
	2.00%-3.00%	62,525	2,934	3,359	—	68,818
	Greater than 3.00%	—	—	—	—	—
	Total	$3,414,731	$97,659	$755,405	$59,481	$4,327,276

Note 19 - Market Risk Benefits

American National classifies the Lifetime Income Rider ("LIR") as an MRB. The LIR is a rider offering guaranteed minimum withdrawal benefits available on certain fixed indexed annuity products.
The balances of and changes in guaranteed minimum withdrawal benefits associated with annuity contracts follow (in thousands).
	December 31, 2023	December 31, 2022
	Year ended	Period from May 25, 2022 through December 31, 2022
	Annuity	Annuity
Balance, beginning of period	$44,011	$172,012
Balance, beginning of period, before effect of changes in the instrument-specific credit risk	—	—
Effect of changes in the beginning instrument-specific credit risk	26,303	43,734
Effect of model refinements	—	—
Effect of non-financial assumption update	(13,050)	—
Attributed fees collected	13,175	4,527
Benefit payments	—	—
Interest Accrual	3,067	2,167
Adjustment from deterministic to stochastic	18,972	12,026
Effect of experience variance	(13,051)	(4,298)
Effect of changes in financial assumptions	(79,779)	(118,573)
Issuance	1,306	2,452
Balance, end of period, before effect of changes in nonperformance risk	954	114,047
Effect of changes in the ending instrument-specific credit risk	(1,040)	(70,036)
Balance, end of period	(86)	44,011
Reinsurance recoverable, end of period	5,770	44,891
Balance, end of period, net of reinsurance	$(5,856)	$(880)

	December 31, 2023	December 31, 2022

Net amount at risk	$—	$453
Weighted-average attained age of contract holders amounted	65	64
The reconciliation of market risk benefits by amounts in an asset position and in a liability position to the market risk benefits amount in the consolidated statement of financial position follows (in thousands).
	December 31, 2023
	Asset	Liability	Net
Annuity	$33,658	$33,572	$86

	December 31, 2022
	Asset	Liability	Net
Annuity	$10,329	$54,340	$(44,011)

Note 20 – Reinsurance

The Company reinsures portions of certain life insurance and property and casualty insurance policies to provide a greater diversification of risk and manage exposure on larger risks.

American National remains primarily liable with respect to any reinsurance ceded and would bear the entire loss if the reinsurer does not meet their obligations under any reinsurance treaties. American National had the following recoverables from reinsurance, net of allowance for credit losses (in thousands):

	December 31, 2023	December 31, 2022
Reinsurance recoverables	$217,167	$252,016

None of the amount outstanding at December 31, 2023 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise likely would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Premiums written and earned and Policyholder benefits and claims are shown below (in thousands):

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
WRITTEN
Direct	$1,426,993	$309,595	$217,656	$561,677
Reinsurance assumed	270,465	85,291	120,317	277,600
Reinsurance ceded	(230,281)	(51,143)	(108,126)	(253,934)
Net	$1,467,177	$343,743	$229,847	$585,343

EARNED
Direct	$1,731,754	$399,808	$262,372	$654,323
Reinsurance assumed	29,488	84,670	59,756	144,299
Reinsurance ceded	(198,620)	(143,435)	(96,243)	(226,244)
Net	$1,562,622	$341,043	$225,885	$572,378

	Successor		Predecessor
	Year ended	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2023	December 31, 2022	May 24, 2022	December 31, 2021
Policyholder benefits and claims
Direct	$1,538,908	$394,288	$304,273	$788,852
Reinsurance assumed	237,351	125,824	58,859	129,632
Reinsurance ceded	(131,568)	(174,853)	(90,036)	(195,411)
Net	$1,644,691	$345,259	$273,096	$723,073

Note 21 – Pension and Postretirement Benefits

Savings Plans

American National sponsors a qualified defined contribution (401(k) plan) for all employees, and non-qualified defined contribution plans for certain employees whose otherwise eligible earnings exceed the statutory limits under the qualified plans. The total expense associated with matching contributions to these plans was $7.5 million in 2023 and 2022.

Pension Benefits

American National sponsors qualified and non-qualified defined benefit pension plans, all of which have been frozen. As such, no additional benefits are accrued through these plans for additional years of service credit or future salary increase credit, and no new participants are added to the plans. Benefits earned by eligible employees prior to the plans being frozen have not been affected.

The qualified pension plans are noncontributory. The plans provide benefits for salaried and management employees and corporate clerical employees subject to a collective bargaining agreement based on years of service and employee compensation. The non-qualified pension plans cover key employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):
	Qualified		Non-qualified
	Successor	Successor	Successor	Successor
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Reconciliation of benefit obligation
Beginning obligation	$288,052	$320,329	$51,829	$54,840
Service cost	573	133	—	—
Interest cost on projected benefit obligation	13,621	8,050	2,444	1,195
Actuarial loss	(12,726)	(23,944)	69	699
Benefits paid	(23,245)	(16,516)	(11,776)	(4,905)
Experience loss	2,275	—	(26,373)	—
Obligation at December 31,	268,550	288,052	16,193	51,829
Reconciliation of fair value of plan assets
Beginning fair value of plan assets	446,756	469,422	—	—
Actual return on plan assets	92,716	(6,182)	—	—
Employer contributions	—	—	11,776	4,905
Benefits paid	(23,298)	(16,484)	(11,776)	(4,905)
Fair value of plan assets at December 31,	516,174	446,756	—	—
Funded status at December 31,	$247,624	$158,704	$(16,193)	$(51,829)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):
	Successor		Predecessor
	December 31, 2023	December 31, 2022	December 31, 2021
Service cost	$573	$133	$501
Interest cost	16,065	9,246	10,606
Expected return on plan assets	(27,040)	(14,689)	(24,414)
Amortization of net actuarial loss	250	—	7,541
Settlement Recognition	35	—	1,821
Net periodic benefit cost	$(10,117)	$(5,310)	$(3,945)

Note 21 – Pension and Postretirement Benefits - (Continued)

Amounts related to the defined benefit pension plans recognized as a component of AOCI are shown below (in thousands):
	Successor		Predecessor
	December 31, 2023	December 31, 2022	December 31, 2021
Actuarial gain	$102,664	$2,406	$79,703
Deferred tax expense	(21,559)	(505)	(16,738)
Other comprehensive income, net of tax	$81,105	$1,900	$62,965

Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):
	Successor		Predecessor
	December 31, 2023	December 31, 2022	December 31, 2021
Net actuarial gain	$105,069	$2,406	$915
Deferred tax expense	(22,064)	(505)	(192)
Amounts included in AOCI	$83,005	$1,900	$723

The weighted average assumptions used are shown below:
	Qualified		Non-qualified
	Used for Net Benefit Cost for year ended December 31, 2023	Used for Benefit Obligations as of December 31, 2023	Used for Net Benefit Cost for year ended December 31, 2023	Used for Benefit Obligations as of December 31, 2023
Discount rate	5.44%	5.18%	5.32%	5.07%
Long-term rate of return	6.25%	—%	—%	—%

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of the Pension Protection Act of 2006. American National and its affiliates did not contribute to its qualified plans in 2023 and 2022 due to the substantial contribution over minimum funding standards of $60.0 million made in 2018. The benefits paid from the non-qualified plans were $11.8 million and $4.9 million in 2023 and 2022, respectively. Future payments from the non-qualified pension benefit plans will be funded out of general corporate assets.

The following table shows pension benefit payments expected to be paid (in thousands):

2024	$33,588
2025	23,789
2026	23,704
2027	23,045
2028	22,984
2029-2033	103,279

Note 21 – Pension and Postretirement Benefits - (Continued)

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9, Fair Value of Financial Instruments for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values (hierarchy measurements) of the pension plan assets by asset category are shown below (in thousands):
	Successor
	December 31, 2023
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$99,797	$—	$96,684	$3,113
Collateralized debt securities	1,507	—	1,507	—
Residential mortgage-backed securities	—	—	—	—
Equity securities by sector
Communications Services	31,482	31,482	—	—
Consumer Discretionary	40,782	40,782	—	—
Consumer Staples	23,722	23,722	—	—
Energy	14,506	14,506	—	—
Finance	63,797	63,797	—	—
Healthcare	49,784	49,784	—	—
Industrials	35,999	35,999	—	—
Information Technology	112,316	112,316	—	—
Materials	11,418	11,418	—	—
Real Estate	18,401	18,401	—	—
Utilities	8,551	8,551	—	—
Other	3,834	3,834	—	—
Commercial paper	—	—	—	—
Unallocated group annuity contract	—	—	—	—
Other	278	278	—	—
Total	$516,174	$414,870	$98,191	$3,113

	Successor
	December 31, 2022
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$111,288	$—	$111,288	$—
Collateralized debt securities	1,473	—	1,473	—
Residential mortgage-backed securities	30	—	30	—
Equity securities by sector
Communications Services	21,598	21,598	—	—
Consumer Discretionary	29,871	29,871	—	—
Consumer Staples	22,089	22,089	—	—
Energy	15,600	15,600	—	—
Finance	44,395	44,395	—	—
Healthcare	49,779	49,779	—	—
Industrials	29,104	29,104	—	—
Information Technology	82,982	82,982	—	—
Materials	8,997	8,997	—	—
Real Estate	13,437	13,437	—	—
Utilities	9,205	9,205	—	—
Other	2,984	2,984	—	—
Commercial paper	358	—	358	—
Unallocated group annuity contract	—	—	—	—
Other	3,566	3,566	—	—
Total	$446,756	$333,607	$113,149	$—

Note 21 – Pension and Postretirement Benefits - (Continued)

The investment policy for the retirement plan assets is designed to provide the highest return commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 75% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S. and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represent asset-backed securities with a maturity date of 1 to 30 years with a Level 1 or 2 rating.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security. Commercial paper investments generally have a credit rating of A2 by Moody’s or P2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement Life and Health Benefits

Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $7.1 million and $6.5 million at December 31, 2023 and 2022, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation.

Note 22 — Discontinued Operations

As discussed in Note 1 Nature of Operations, the Company entered into a series of transactions to distribute stock of certain subsidiaries to its parent, ANAT.

The following table summarizes the major categories of assets and liabilities classified as held for disposal related to the distribution in the accompanying Consolidated Statements of Financial Position as of December 31, 2022 (in thousands):

December 31, 2022
ASSETS
Investments	$6,941,587
Cash and cash equivalents	363,859
Accrued investment income	56,255
Reinsurance recoverables, net of allowance for credit losses of $14,553 in 2021	237,047
Prepaid reinsurance premiums	13,080
Premiums due and other receivables	405,780
Deferred policy acquisition costs	192,783
Property and equipment, net of accumulated depreciation of $314,288 in 2022 and $302,936 in 2021	32,427
Current tax receivable	1,400
Deferred tax asset	163,300
Other assets	178,727
Goodwill	55,497
Assets related to the discontinued operations	$8,641,742

LIABILITIES
Future policy benefits	$793,266
Policyholders’ account balances	1,754,521
Policy and contract claims	1,436,190
Unearned premium reserve	915,725
Other policyholder funds	307,883
Liability for retirement benefits	(1,998)
Notes payable	150,913
Other liabilities	407,653
Liabilities related to the discontinued operations	5,764,153

EQUITY
Additional paid-in capital	2,712,194
Accumulated other comprehensive income	(156,287)
Retained earnings	321,364
Noncontrolling interest	318
Total equity	2,877,589
Total liabilities and equity	$8,641,742

Note 22 - Discontinued Operations (Continued)

The following table summarizes the components of Income (Loss) from discontinued operations, net of tax related to the distribution for the period from May 25, 2022 through December 31, 2022, the period from May 25, 2022 through December 31, 2022, and the year ended December 31, 2021 (in thousands):

	Successor	Predecessor
	Period from May 25, 2022 through	Period from January 1, 2022 through	Year ended
	December 31, 2022	May 25, 2022	December 31, 2021
PREMIUMS AND OTHER REVENUE
Premiums	$1,114,764	$753,447	$1,728,675
Other policy revenues	11.296	7.326	16.733
Net investment income	238,262	179,639	283,730
Net realized investment gains (loss)	(17,866)	21,073	29,539
Increase (Decrease) in investment credit loss	(23,050)	(9,056)	2,510
Net gains (losses) on equity securities	(719)	(736)	99,207
Other income	15,017	10,579	25,316
Total premiums and other revenues	1,337,704	962,272	2,185,710
BENEFITS, LOSSES AND EXPENSES
Policyholder benefits and claims incurred	839,125	557,923	1,224,737
Interest credited to policyholders’ account balances	28,639	20,490	58,965
Commissions for acquiring and servicing policies	210,005	139,384	300,309
Other operating expenses	152,812	91,851	226,426
Change in deferred policy acquisition costs	3,866	(7,558)	2,167
Total benefits, losses and expenses	1,234,447	802,090	1,812,604
Income before federal income tax and other items	103,257	160,182	373,106
Less: Provision (benefit) for federal income taxes
Current	29,469	35,143	132,551
Deferred	(9,620)	(5,270)	(66,794)
Total provision for federal income taxes	19.849	29.873	65.757
Income after federal income tax	83.408	130.309	307.349
Other components of net periodic pension benefit (costs), net of tax	349	191	458
Net income	83.757	130,500	307.807
Less: Net income attributable to noncontrolling interest, net of tax	2,264	1,554	657
Net income attributable to American National Insurance Company	$81,493	$128,946	$307,150

Note 23 – Subsequent Events

On March 1, 2024, certain insurance company subsidiaries of the Company entered into a series of transactions with Core Specialty Insurance Holdings, Inc. ("Core Specialty") for the transfer of American National's Specialty Markets Group ("SMG") to Core Specialty. Under prospective quota share reinsurance agreements with Core Specialty, Core Specialty will reinsure 100% of the SMG business (net of applicable reinsurance) commencing January 1, 2024 until such time that necessary product filings have been approved and Core Specialty is writing SMG new and renewal business.

In January 2024, the Company announced a Retirement Incentive Offer to certain eligible employees who have reached age 60 and are pension-eligible under the frozen pension plan. Employees who elect to accept the offer will receive a pension benefit that was enhanced by an additional 1% for each year of service and continued health insurance coverage or medical cash benefits subject to conditions. For employees accepting the offer, final date of employment generally was February 29, 2024.

Based on our evaluation, no other subsequent events were identified.